                                                   Registration Nos.  333-105246
                                                                       811-09359


       As filed With the Securities and Exchange Commission on May 2, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [X]

     Pre-effective Amendment No.        [ ]

     Post-Effective Amendment No.       [2]

                                     and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                              [X]

     Amendment No.                      [11]


        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL VL-R
                           (Exact Name of Registrant)

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                               (Name of Depositor)

                                830 Third Avenue
                            New York, New York 10022
         (Address of Depositor's Principal Executive Offices) (Zip Code)

        Depositor's Telephone Number, including Area Code (713) 831-8470

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]      on May 2, 2005 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            PLATINUM INVESTOR(R) PLUS

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES (the "Policies") issued by
The United States Life Insurance Company in the City of New York ("USL") through its Separate Account USL VL-R

                            This Prospectus is dated
                                   May 2, 2005

This prospectus describes Platinum Investor PLUS flexible premium variable life insurance Policies issued by USL. If there are any differences between this prospectus and your Policy, the provisions of your Policy will control. Platinum Investor PLUS Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetime of the insured person you may designate or change the beneficiary to whom Platinum Investor PLUS pays the death benefit upon the insured person's death. You choose one of three death benefit options. We guarantee a death benefit if the monthly guarantee premium is paid and your Policy has not lapsed.

For information on how to contact USL, please see "Contact Information" page 5.

The Index of Special Words and Phrases on page 56 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The USL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use USL's Separate Account USL VL-R ("Separate Account") to invest in the Platinum Investor PLUS variable investment options. Currently, the Platinum Investor PLUS variable investment options each purchase shares of a corresponding Fund of:

..       AIM Variable Insurance Funds ("AIM V.I.")
..       The Alger American Fund ("Alger American")
..       American Century Variable Portfolios, Inc.
                ("American Century VP")
..       Credit Suisse Trust ("Credit Suisse Trust")
..       Dreyfus Investment Portfolios ("Dreyfus IP")
..       Dreyfus Variable Investment Fund ("Dreyfus VIF")
..       Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")
..       Franklin Templeton Variable Insurance Products Trust
                ("Franklin Templeton VIP")
..       Janus Aspen Series ("Janus Aspen")
..       J.P. Morgan Series Trust II ("JPMorgan ST II")
..       MFS(R) Variable Insurance Trust(SM) ("MFS(R) VIT")
..       Neuberger Berman Advisers Management Trust
                ("Neuberger Berman AMT")
..       Oppenheimer Variable Account Funds ("Oppenheimer")
..       PIMCO Variable Insurance Trust ("PIMCO VIT")
..       Putnam Variable Trust ("Putnam VT")
..       SunAmerica Series Trust ("SunAmerica ST")
..       The Universal Institutional Funds, Inc. ("UIF")
..       VALIC Company I ("VALIC Co. I")
..       Van Kampen Life Investment Trust ("Van Kampen LIT")
..       Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 19 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your USL representative or from our Administrative Center shown under "Contact Information" on page 5.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

If the net cash surrender value (the cash surrender value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                                TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY..................................................6
POLICY BENEFITS................................................................6
         Death Benefit.........................................................6
                  Death Benefit Proceeds.......................................6
                  Death Benefit Option 1, Option 2 and Option 3................6
                           Death Benefit Option 1..............................6
                           Death Benefit Option 2..............................6
                           Death Benefit Option 3..............................7
         Full Surrenders, Partial Surrenders, Transfers, and Policy Loans......7
                  Full Surrenders..............................................7
                  Partial Surrenders...........................................7
                  Transfers....................................................7
                  Policy Loans.................................................7
         Premiums..............................................................7
                  Flexibility of Premiums......................................7
                  Free Look....................................................8
         The Policy............................................................8
                  Ownership Rights.............................................8
                  Separate Account.............................................8
                  Fixed Account................................................8
                  Accumulation Value...........................................8
                  Payment Options..............................................8
                  Tax Benefits.................................................8
         Supplemental Benefits and Riders......................................9
POLICY RISKS...................................................................9
         Investment Risk.......................................................9
         Risk of Lapse.........................................................9
         Tax Risks.............................................................9
         Partial Surrender and Full Surrender Risks...........................10
         Policy Loan Risks....................................................10
PORTFOLIO RISKS...............................................................10
TABLES OF CHARGES.............................................................11
GENERAL INFORMATION...........................................................17
         The United States Life Insurance Company in the City of New York.....17
         Separate Account USL VL-R............................................17
         Additional Information...............................................17
         Communication with USL...............................................17
                  Administrative Center.......................................18
                  E-Delivery, E-Service and written transactions..............18
                           E-Delivery.........................................18
                           E-Service..........................................18
                           Written transactions...............................18
         Variable Investment Options..........................................19
         Voting Privileges....................................................21
         Fixed Account........................................................22
                  Our general account.........................................22
                  How we declare interest.....................................22
         Preliminary Information Statement and Policy Summary.................22
         Illustrations........................................................23
POLICY FEATURES...............................................................23
         Age..................................................................23

         Death Benefits.......................................................23
                  Your specified amount of insurance..........................23
                  Investment performance......................................23
                  Your death benefit..........................................24
                  Required minimum death benefit..............................24
         Premium Payments.....................................................26
                  Premium payments............................................26
                  Limits on premium payments..................................26
                  Checks                                                      26
                  Planned periodic premiums...................................27
                  Monthly guarantee premiums..................................27
                  Free look period............................................28
         Changing Your Investment Option Allocations..........................28
                  Future premium payments.....................................28
                  Transfers of existing accumulation value....................28
                  Dollar cost averaging.......................................29
                  Automatic rebalancing.......................................29
                  Market timing...............................................29
                  Fund-rejected transfers.....................................30
         Changing the Specified Amount of Insurance...........................30
                  Increase in coverage........................................30
                  Decrease in coverage........................................31
         Changing Death Benefit Options.......................................31
                  Change of death benefit option..............................31
                  Tax consequences of changes in insurance coverage...........32
                  Effect of changes in insurance coverage on guarantee
                   period benefit.............................................32
         Effective Date of Policy and Related Transactions....................32
                  Valuation dates, times, and periods.........................32
                  Fund pricing................................................32
                  Date of receipt.............................................32
                  Commencement of insurance coverage..........................33
                  Date of issue; Policy months and years......................33
                  Monthly deduction days......................................33
                  Commencement of investment performance......................33
                  Effective date of other premium payments and requests
                   that you make..............................................33
         Reports to Policy Owners.............................................34
ADDITIONAL BENEFIT RIDERS.....................................................34
         Riders...............................................................34
                  Accidental Death Benefit Rider..............................34
                  Automatic Increase Rider....................................34
                  Children's Insurance Benefit Rider..........................35
                  Maturity Extension Rider....................................35
                  Waiver of Monthly Deduction Rider...........................36
         Tax Consequences of Additional Rider Benefits........................36
POLICY TRANSACTIONS...........................................................36
         E-Delivery, E-Service and Written Transactions.......................36
         Withdrawing Policy Investments.......................................37
                  Full surrender..............................................37
                  Partial surrender...........................................37
                  Option to exchange Policy during first 18 months............37
                  Option to convert to paid-up endowment insurance............38
                  Right to convert in the event of a material change in
                   investment policy..........................................38
                  Policy loans................................................38

                  Preferred loan interest rate................................39
                  Maturity of your Policy.....................................39
                  Tax considerations..........................................39
POLICY PAYMENTS...............................................................40
         Payment Options......................................................40
                  Change of payment option....................................40
                  Tax impact..................................................40
         The Beneficiary......................................................41
         Assignment of a Policy...............................................41
         Payment of Proceeds..................................................41
                  General.....................................................41
                  Delay of Fixed Account proceeds.............................41
                  Delay for check clearance...................................41
                  Delay of Separate Account USL VL-R proceeds.................41
                  Delay to challenge coverage.................................42
                  Delay required under applicable law.........................42
ADDITIONAL RIGHTS THAT WE HAVE................................................42
                  Underwriting and premium classes............................43
                  Policies purchased through "internal rollovers".............43
                  Policies purchased through term life conversions............43
                  Variations in expenses or risks.............................43
CHARGES UNDER THE POLICY......................................................44
                  Premium tax charge..........................................44
                  Premium expense charge......................................44
                  Daily charge (mortality and expense risk fee)...............44
                  Flat monthly charge.........................................44
                  Monthly charge per $1,000 of specified amount...............44
                  Monthly insurance charge....................................45
                  Monthly charges for additional benefit riders...............46
                  Surrender charge............................................46
                  Partial surrender processing fee............................47
                  Transfer fee................................................47
                  Illustrations...............................................47
                  Policy loans................................................47
                  Charge for taxes............................................47
                  Allocation of charges.......................................47
         More About Policy Charges............................................47
                  Purpose of our charges......................................47
                  General ....................................................48
ACCUMULATION VALUE............................................................48
                  Your accumulation value.....................................48
                  Your investment options.....................................48
POLICY LAPSE AND REINSTATEMENT................................................49
FEDERAL TAX CONSIDERATIONS....................................................49
         Tax Effects..........................................................49
                  General.....................................................49
                  Testing for modified endowment contract status..............50
                  Other effects of Policy changes.............................51
                  Rider benefits..............................................51
                  Taxation of pre-death distributions if your Policy is not
                   a modified endowment contract..............................51
                  Taxation of pre-death distributions if your Policy is a
                   modified endowment contract................................51
                  Policy lapses and reinstatements............................52
                  Diversification and investor control........................52

                  Estate and generation skipping taxes........................53
                  Life insurance in split dollar arrangements.................53
                  Pension and profit-sharing plans............................54
                  Other employee benefit programs.............................54
                  ERISA ......................................................54
                  Our taxes...................................................54
                  When we withhold income taxes...............................55
                  Tax changes.................................................55
LEGAL PROCEEDINGS.............................................................55
FINANCIAL STATEMENTS..........................................................55
INDEX OF SPECIAL WORDS AND PHRASES............................................56

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                                                      CONTACT INFORMATION
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
Addresses and telephone numbers: Here is how you can contact us about the
Platinum Investor PLUS Policies.

                ADMINISTRATIVE CENTER:                           HOME OFFICE:                          PREMIUM PAYMENTS:

(Express Delivery)                       (U.S. Mail)             830 Third Avenue                (Express Delivery)
VUL Administration                       VUL Administration      New York, New York 10022        The United States Life
2727-A Allen Parkway                     P. O. Box 4880          1-212-709-6000                  Insurance Company in the City
Houston, Texas 77019-2191                Houston, Texas                                          of New York
1-713-831-3913, 1-800-251-3720           77210-4880                                              Payment Processing Center
(Hearing Impaired) 1-888-436-5258                                                                8430 West Bryn Mawr Avenue
Fax: 1-713-620-6653                                                                              3rd Floor Lockbox
(Except premium payments)                                                                        Chicago, IL 62713
                                                                                                 (U.S. Mail)
                                                                                                 The United States Life
                                                                                                 Insurance Company in the City
                                                                                                 of New York
                                                                                                 Payment Processing Center
                                                                                                 P.O. Box 0814
                                                                                                 Carol Spring, Il 60132-0814
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

--------------------------------------------------------------------------------
                               ELECTRONIC SERVICES
--------------------------------------------------------------------------------
Now, with E-DELIVERY you can electronically receive certain documents we currently mail, including annual Policy and Fund prospectuses. You can choose E-mail or CD ROM. You can also choose E-SERVICE capabilities to access on-line services for your Policy, such as transferring values among investment options and changing allocations for future premiums. You may select or cancel E-DELIVERY and E-SERVICE at any time. For more information, see page 18 of this prospectus. To request E-DELIVERY or E-SERVICE, take the following action:

        . For E-DELIVERY, enroll at the time you complete your Policy application, or go to www.aigag.com and enroll for E-Delivery at the same time you enroll for E-Service.

        . For E-SERVICE, go to www.aigag.com and enroll by completing the information on the introductory page under "Not an E-Service Member?"
--------------------------------------------------------------------------------

                          POLICY BENEFITS/RISKS SUMMARY

        This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                 POLICY BENEFITS

        The insured person under a Policy must be age 18 or older at the time the Policy is issued. During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your accumulation value or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

        You may currently allocate your accumulation value among the 50 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

        Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited to the Fixed Account.

Death Benefit

..       Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged) to the beneficiary when the insured person dies. In your application to buy a Platinum Investor PLUS Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We will increase the death benefit by any additional specified amount under a benefit rider. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any applicable benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

..       Death Benefit Option 1, Option 2 and Option 3: You can choose death benefit Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. You must choose one of the three Options when you apply for your Policy.

        . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

        . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

        . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

        Federal tax law may require us to increase payment under any of the above death benefit Options. See "Required minimum death benefit" on page 24.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

..       Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

..       Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that reduce the death benefit below $50,000. A partial surrender may have adverse tax consequences.

..       Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

..       Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable through your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%. We credit interest on loaned amounts; we guarantee an annual effective interest rate of 4.00%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

..       Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount (but not less than $50). You can select a premium payment plan to pay "planned periodic premiums" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..       Free Look: When you receive your Policy, the free look period begins.
        You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or
        (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

..       Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

..       Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus.

..       Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 3% annually. We may declare higher rates of interest, but are not obligated to do so.

..       Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..       Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center shown under "Contact Information" on page 5.

..       Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. This means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

        We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states.

                                  POLICY RISKS

Investment Risk

        The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

        If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

        If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

        If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the monthly guarantee premium provision is applicable to your Policy, if you pay the monthly guarantee premiums, your Policy will not lapse and we will provide a death benefit depending on the death benefit Option you chose.

Tax Risks

        We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

        Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

        See "Federal Tax Considerations" on page 49. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

        The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Under Death Benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals.

        A partial surrender or full surrender may have adverse tax consequences.

Policy Loan Risks

        A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

        We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

        If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                 PORTFOLIO RISKS

        A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your USL representative or the Administrative Center shown under "Contact Information" on page 5.

        There is no assurance that any of the Funds will achieve its stated investment objective.

                                TABLES OF CHARGES

        The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

        The first table describes the fees and expenses that are payable at the time that you (1) buy a Policy, (2) change a Policy's specified amount, (3) surrender a Policy during the first 10 Policy years and the first 10 Policy years following an increase in the Policy's specified amount, or (4) transfer accumulation value between investment options.

----------------------------------------------------------------------------------------------------------------------------
                                                     Transaction Fees
----------------------------------------------------------------------------------------------------------------------------
Charge                           When Charge is Deducted        Maximum Guaranteed Charge      Current Charge
----------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge               Upon receipt of each premium   3.5%/1/ of each premium        2%/1/ of each  premium
                                 payment                        payment                        payment
----------------------------------------------------------------------------------------------------------------------------
Premium Expense Charge/2/        Upon receipt of each premium   During the first Policy        During the first Policy
                                 payment                        year, 7.5% of the amount of    year, 5% of the amount of
                                                                each premium payment           each premium payment
                                                                remaining after deduction of   remaining after deduction
                                                                the premium tax charge, up     of the premium tax charge,
                                                                to the target premium/2,3/     up to the target premium/2,3/
----------------------------------------------------------------------------------------------------------------------------

----------
        /1/ Premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.75%, is in the state of Wyoming.

        /2/ Beginning in Policy year two, the maximum Premium Expense Charge is 7.5% of the amount of each premium payment after deduction of the premium tax charge. The current Premium Expense Charge is 5% of the amount of each premium payment after deduction of the premium tax charge.

        /3/ The target premium is a hypothetical annual premium which is based on the age, sex and premium class of the insured person, the initial specified amount of the Policy and the types and amounts of any additional benefits included in the Policy. The target premium for your Policy is shown on page 3 of the Policy.

-------------------------------------------------------------------------------------------------------------------------
                                                    Transaction Fees
-------------------------------------------------------------------------------------------------------------------------
Charge                          When Charge is Deducted        Maximum Guaranteed Charge    Current Charge
-------------------------------------------------------------------------------------------------------------------------
Surrender Charge/1/

  Maximum Charge for the        Upon a partial surrender or    $43 per $1,000 of            $43 per $1,000 of Specified
  first Policy year - for a     a full surrender of your       Specified Amount             Amount
  60 year old male, standard    Policy during the first 10
  non-tobacco with a            Policy years and during the
  Specified Amount of           first 10 Policy years
  $500,000 for the first        following an increase in the
  Policy year                   Policy's Specified Amount
..........................................................................................................................
  Minimum Charge for the        Upon a partial surrender or    $4 per $1,000 of             $4 per $1,000 of Specified
  first Policy year - for an    a full surrender of your       Specified Amount             Amount
  18 year old female,           Policy during the first 10
  preferred-plus non-tobacco    Policy years and during the
  with a Specified Amount of    first 10 Policy years
  $500,000 for the first        following an increase in the
  Policy year                   Policy's Specified Amount
..........................................................................................................................
  Example Charge for the        Upon a partial surrender or    $23 per $1,000 of            $23 per $1,000 of Specified
  first Policy year - for a     a full surrender of your       Specified Amount             Amount
  45 year old male, standard    Policy during the first 10
  non-tobacco with a            Policy years and during the
  Specified Amount of           first 10 Policy years
  $500,000 for the first        following an increase in the
  Policy year                   Policy's
                                Specified Amount
-------------------------------------------------------------------------------------------------------------------------
Partial Surrender Processing    Upon a partial surrender of    The lesser of $25 or 2% of   $10
Fee                             your Policy                    the amount of the partial
                                                               surrender
-------------------------------------------------------------------------------------------------------------------------
Transfer Fee                    Upon a transfer of             $25 for each transfer/2/     $25 for each transfer/2/
                                accumulation value
-------------------------------------------------------------------------------------------------------------------------
Policy Loan Interest Charge     Annually (on your Policy       4.75% of the loan balance    4.75% of the loan balance
                                anniversary)
-------------------------------------------------------------------------------------------------------------------------
Policy Owner Additional         Upon each request for a        $25                          $0
Illustration Charge             Policy illustration after
                                the first in a Policy year
-------------------------------------------------------------------------------------------------------------------------

----------
        /1/ The Surrender Charge will vary based on the insured person's sex, age, risk class, Policy year and Specified Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 27 of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

        /2/ The first 12 transfers in a Policy year are free of charge.

        The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

----------------------------------------------------------------------------------------------------------------------------
                                                     Periodic Charges
                                            (other than Fund fees and expenses)
----------------------------------------------------------------------------------------------------------------------------
Charge                              When Charge is Deducted          Maximum Guaranteed Charge    Current Charge
----------------------------------------------------------------------------------------------------------------------------
Flat Monthly Charge                 Monthly, at the beginning of     $6                           $6
                                    each Policy month
----------------------------------------------------------------------------------------------------------------------------
Cost of Insurance Charge/1/

  Maximum Charge for the first      Monthly, at the beginning of     $21.11 per $1,000 of net     $10.35 per $1,000 of net
  Policy year - for a 90 year old   each Policy month                amount at risk/2/            amount at risk
  male, standard tobacco with a
  Specified Amount of $50,000
.............................................................................................................................
  Minimum Charge for the first      Monthly, at the beginning of     $0.08 per $1,000 of net      $0.05 per $1,000 of net
  Policy year - for an 18 year      each Policy month                amount at risk               amount at risk
  old female, preferred-plus
  non-tobacco with a Specified
  Amount of $1,000,000
.............................................................................................................................
  Example Charge for the first      Monthly, at the beginning of     $0.38 per $1,000 of net      $0.20 per $1,000 of net
  Policy year - for a 45 year old   each Policy month                amount at risk               amount at risk
  male, standard non-tobacco with
  a Specified Amount of $500,000
----------------------------------------------------------------------------------------------------------------------------

----------
        /1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and the Specified Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 24 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Preliminary Information Statement and Policy Summary" on page 22 of this prospectus. Policy illustrations, which show the impact of cost of insurance charges on Policy values, are free until you purchase a Policy. Thereafter we reserve the right to charge $25 for each illustration after the first in each Policy year.

        /2/ The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

----------------------------------------------------------------------------------------------------------------------------------
                                                     Periodic Charges
                                            (other than Fund fees and expenses)
----------------------------------------------------------------------------------------------------------------------------------
Charge                            When Charge is Deducted        Maximum Guaranteed Charge        Current Charge
----------------------------------------------------------------------------------------------------------------------------------
Monthly Charge per $1,000 of
Specified Amount/1/
...................................................................................................................................
   Maximum Charge for the first   Monthly, at the beginning of   $1.22 per $1000 of Specified     $1.22 per $1000 of Specified
   Policy year - for a 90 year    each Policy month.  This       Amount                           Amount
   old male, standard tobacco     Charge is imposed during the
   with a Specified Amount of     first 7 Policy years and the
   $500,000                       first 7 Policy years
                                  following an increase in
                                  Specified Amount/2/
...................................................................................................................................
   Minimum Charge for the first   Monthly, at the beginning of   $0.05 per $1000 of Specified     $0.05 per $1000 of Specified
   Policy year - for an 18 year   each Policy month.  This       Amount                           Amount
   old female, preferred-plus     Charge is imposed during the
   non-tobacco with a Specified   first 7 Policy years and the
   Amount of $500,000             first 7 Policy years
                                  following an increase in
                                  Specified Amount/2/
...................................................................................................................................
   Example Charge for the first   Monthly, at the beginning of   $0.23 per $1000 of Specified     $0.23 per $1000 of Specified
   Policy year - for a 45 year    each Policy month.  This       Amount                           Amount
   old male, standard             Charge is imposed during the
   non-tobacco with a Specified   first 7 Policy years and the
   Amount of $500,000             first 7 Policy years
                                  following an increase in
                                  Specified Amount/2/
----------------------------------------------------------------------------------------------------------------------------------
Daily Charge (mortality and       Daily
expense risk fee)

   Policy years 1-10/3,4/                                        annual effective rate of         annual effective rate of
                                                                 0.70%/4/                         0.70%/4/
----------------------------------------------------------------------------------------------------------------------------------

----------
        /1/ The Monthly Charge per $1,000 of Specified Amount will vary based on the amount of coverage and the insured person's sex, age and premium class. The Monthly Charges per $1,000 of specified amount shown in the table may not be typical of the charges you will pay. Page 24 of your Policy will indicate the initial Monthly Charge per $1,000 of specified amount applicable to your Policy. Your Policy refers to this as the "First Seven Years Monthly Expense Charge." More detailed information covering your Monthly Charge per $1,000 of specified amount is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your USL representative. There is no additional charge for any illustrations at the time you apply for a Policy which may show various amounts of coverage. After you become a Policy owner, we reserve the right to charge a $25 fee for each illustration after the first in each Policy year.

        /2/ The charge assessed during the first 7 Policy years following an increase in specified amount is only upon the amount of the increase in specified amount.

        /3/ After the 10th Policy year, the daily charge will be as follows:
                Policy years 11-20.............annual effective rate of 0.45%
                Policy years 21+...............annual effective rate of 0.10%
        These reductions in the amount of the daily charge are guaranteed.

        /4/ All percentages are calculated as a percent of accumulation value invested in the variable investment options.

        The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

----------------------------------------------------------------------------------------------------------------------------------
                                                          Periodic Charges
                                                   (optional benefit riders only)
----------------------------------------------------------------------------------------------------------------------------------
Optional Benefit Rider Charges      When Charge is Deducted          Maximum Guaranteed Charge     Current Charge
----------------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit/1/

  Maximum Charge - for a 74 year    Monthly, at the beginning of     $0.18 per $1,000 of rider     $0.18 per $1,000 of rider
   old                              each Policy month                coverage                      coverage
...................................................................................................................................
  Minimum Charge - for a 28 year    Monthly, at the beginning of     $0.06 per $1,000 of rider     $0.06 per $1,000 of rider
   old                              each Policy month                coverage                      coverage
...................................................................................................................................
  Example Charge - for a 45 year    Monthly, at the beginning of     $0.07 per $1,000 of rider     $0.07 per $1,000 of rider
   old                              each Policy month                coverage                      coverage
----------------------------------------------------------------------------------------------------------------------------------
Children's Insurance Benefit        Monthly, at the beginning of     $0.43 per $1,000 of rider     $0.43 per $1,000 of rider
                                    each Policy month                coverage                      coverage
----------------------------------------------------------------------------------------------------------------------------------
Maturity Extension Death Benefit
Version

  Initial Charge                    Monthly beginning 9 years        $30 per $1,000 of net         $5 per $1,000 of net amount
                                    before your original maturity    amount at risk attributable   at risk attributable to the
                                    date                             to the Policy (without any    Policy (without any riders)
                                                                     riders)
----------------------------------------------------------------------------------------------------------------------------------
Waiver of Monthly Deduction/2/

  Maximum Charge - for a 59 year    Monthly, at the beginning of     $0.40 per $1,000 of net       $0.40 per $1,000 of net
  old                               each Policy month                amount at risk attributable   amount at risk attributable
                                                                     to the base Policy            to the base Policy
...................................................................................................................................
  Minimum Charge - for an 18 year   Monthly, at the beginning of     $0.02 per $1,000 of net       $0.02 per $1,000 of net
  old                               each Policy month                amount at risk attributable   amount at risk attributable
                                                                     to the base Policy            to the base Policy
...................................................................................................................................
  Example Charge - for a 45 year    Monthly, at the beginning of     $0.05 per $1,000 of net       $0.05 per $1,000 of net
  old                               each Policy month                amount at risk attributable   amount at risk attributable
                                                                     to the base Policy            to the base Policy
----------------------------------------------------------------------------------------------------------------------------------

----------
        /1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age when the rider is added.

        /2/ The charge for the Waiver of a Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

        The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2004. Current and future expenses for the Funds may be higher or lower than those shown.

---------------------------------------------------------------------
                   Annual Fund Fees and Expenses
         (expenses that are deducted from the Fund assets)
---------------------------------------------------------------------
Charge                                            Maximum     Minimum
---------------------------------------------------------------------
Total Annual Fund Operating Expenses for           1.26%       0.24%
all of the Funds (expenses that are deducted
from portfolio assets include management
fees, distribution (12b-1) fees, and other
expenses)/1/
---------------------------------------------------------------------

        Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

----------
        /1/ Currently 13 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2006. The impact of contractual reimbursements or fee waivers is as follows:

---------------------------------------------------------------------
Charge                                            Maximum     Minimum
---------------------------------------------------------------------
Total Annual Fund Operating Expenses               1.26%       0.24%
for all of the Funds After
Contractual Reimbursement or Fee
Waiver
---------------------------------------------------------------------

                               GENERAL INFORMATION

The United States Life Insurance Company in the City of New York

        We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL's home office address is 830 Third Avenue, New York, New York 10022. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of USL and its affiliates. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

        USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Separate Account USL VL-R

        We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

        For record keeping and financial reporting purposes, the Separate Account is divided into 52 separate "divisions," 50 of which correspond to the 50 variable "investment options" available under the Policy. The remaining 2 divisions, and all of these 50 divisions, represent investment options available under other variable life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

        The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies. USL is obligated to pay all amounts under the Policies due the Policy owners.

Additional Information

        We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Communication with USL

        When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

        Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your USL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

        E-Delivery, E-Service and written transactions. There are several different ways to request and receive Policy services.

                E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aigag.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

                E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aigag.com and complete the information on the introductory page under "Not an E-Service Member?" You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

                Written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service.

                .       transfer of accumulation value;*
                .       change of allocation percentages for premium payments;*
                .       change of allocation percentages for Policy deductions;*
                .       loan,
                .       full surrender,
                .       partial surrender,
                .       change of beneficiary or contingent beneficiary,
                .       loan repayments or loan interest payments,
                .       change of death benefit option or manner of death
                        benefit payment,

                .       change in specified amount,
                .       addition or cancellation of, or other action with
                        respect to any benefit riders,
                .       election of a payment option for Policy proceeds, and
                .       tax withholding elections.

        ----------
        * These transactions are permitted by E-Service or in writing.

        We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your USL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

Variable Investment Options

        We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.) Fund sub-advisers are shown in parenthesis.

----------------------------------------------------------------------------------------------------------------------------------
             Variable Investment Options                               Investment Adviser (sub-adviser, if applicable)
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I Shares                A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund - Series I Shares                      A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Alger American Leveraged AllCap Portfolio - Class O Shares/1/       Fred Alger Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Alger American MidCap Growth Portfolio - Class O Shares             Fred Alger Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund                                      American Century Investment Management, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse Trust Small Cap Growth Portfolio                      Credit Suisse Asset Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
Dreyfus IP MidCap Stock Portfolio - Initial Shares                  The Dreyfus Corporation
----------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Developing Leaders Portfolio - Initial Shares/2/        The Dreyfus Corporation
----------------------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial Shares                 The Dreyfus Corporation
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2/3/    Fidelity Management & Research Company (FMR Co., Inc.)
                                                                    (Fidelity International Investment Advisors)
                                                                    (Fidelity International Investment Advisors (U.K.) Limited)
                                                                    (Fidelity Investments Japan Limited)
                                                                    (Fidelity Investments Money Management, Inc.)
                                                                    (Fidelity Management & Research (Far East) Inc.)
                                                                    (Fidelity Management & Research (U.K.) Inc.)
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2/4/        Fidelity Management & Research Company (FMR Co., Inc.)
                                                                    (Fidelity International Investment Advisors)
                                                                    (Fidelity International Investment Advisors (U.K.) Limited)
                                                                    (Fidelity Investments Japan Limited)
                                                                    (Fidelity Management & Research (Far East) Inc.)
                                                                    (Fidelity Management & Research (U.K.) Inc.)
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity-Income Portfolio - Service Class 2           Fidelity Management & Research Company (FMR Co., Inc.)
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Growth Portfolio - Service Class 2                  Fidelity Management & Research Company (FMR Co., Inc.)
----------------------------------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Mid Cap Portfolio - Service Class 2                 Fidelity Management & Research Company (FMR Co., Inc.)
                                                                    (Fidelity International Investment Advisors)
                                                                    (Fidelity International Investment Advisors (U.K.) Limited)
                                                                    (Fidelity Investments Japan Limited)
                                                                    (Fidelity Management & Research (Far East) Inc.)
                                                                    (Fidelity Management & Research (U.K.) Inc.)
----------------------------------------------------------------------------------------------------------------------------------


                                                      (See footnotes on page 20)
                                       19

----------------------------------------------------------------------------------------------------------------------------------
             Variable Investment Options                               Investment Adviser (sub-adviser, if applicable)
----------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Franklin Small Cap Value Securities Fund     Franklin Advisory Services, LLC
- Class 2
----------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Franklin U.S. Government Fund - Class 2      Franklin Advisers, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Mutual Shares Securities Fund - Class 2/5/   Franklin Mutual Advisers, LLC
----------------------------------------------------------------------------------------------------------------------------------
Franklin Templeton VIP Templeton Foreign Securities Fund -          Templeton Investment Counsel, LLC
Class 2
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen International Growth Portfolio - Service Shares         Janus Capital Management LLC
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Mid Cap Growth Portfolio - Service Shares               Janus Capital Management LLC
----------------------------------------------------------------------------------------------------------------------------------
Janus Aspen Worldwide Growth Portfolio - Service Shares             Janus Capital Management LLC
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan ST II Mid Cap Value Portfolio                              J.P. Morgan Investment Management Inc.
----------------------------------------------------------------------------------------------------------------------------------
JPMorgan ST II Small Company Portfolio                              J.P. Morgan Investment Management Inc.
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Capital Opportunities Series - Initial Class/6/          Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Emerging Growth Series - Initial Class                   Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT New Discovery Series - Initial Class/7/                  Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------------
MFS(R) VIT Research Series - Initial Class/8/                       Massachusetts Financial Services Company
----------------------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio                       Neuberger Berman Management Inc.
----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Balanced Fund/VA/9/ - Non-Service Shares                OppenheimerFunds, Inc.
----------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA - Non-Service Shares          OppenheimerFunds, Inc.
----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio - Administrative Class/10/          Pacific Investment Management Company LLC
----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class               Pacific Investment Management Company LLC
----------------------------------------------------------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio - Administrative Class             Pacific Investment Management Company LLC
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Diversified Income Fund - Class IB                        Putnam Investment Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund - Class IB                         Putnam Investment Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
Putnam VT International Growth and Income Fund - Class IB           Putnam Investment Management, LLC
----------------------------------------------------------------------------------------------------------------------------------
SunAmerica ST Aggressive Growth Portfolio - Class 1 Shares          AIG SunAmerica Asset Management Corp.
----------------------------------------------------------------------------------------------------------------------------------
SunAmerica ST SunAmerica Balanced Portfolio - Class 1 Shares/11/    AIG SunAmerica Asset Management Corp.
----------------------------------------------------------------------------------------------------------------------------------
UIF Equity Growth Portfolio - Class I Shares                        Morgan Stanley Investment Management Inc. (d/b/a Van Kampen)
----------------------------------------------------------------------------------------------------------------------------------
UIF High Yield Portfolio - Class I Shares                           Morgan Stanley Investment Management Inc. (d/b/a Van Kampen)
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I International Equities Fund                             VALIC* (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Mid Cap Index Fund                                      VALIC* (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Money Market I Fund                                     VALIC* (AIG SunAmerica Asset Management Corp.)
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Nasdaq-100(R) Index Fund                                VALIC* (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Science & Technology Fund/12/                           VALIC* (T. Rowe Price Associates, Inc.)
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Small Cap Index Fund                                    VALIC* (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------------
VALIC Co. I Stock Index Fund                                        VALIC* (AIG Global Investment Corp.)
----------------------------------------------------------------------------------------------------------------------------------
Van Kampen LIT Growth and Income Portfolio - Class I Shares         Van Kampen Asset Management
----------------------------------------------------------------------------------------------------------------------------------
Vanguard VIF High Yield Bond Portfolio                              Wellington Management Company, LLP
----------------------------------------------------------------------------------------------------------------------------------
Vanguard VIF REIT Index Portfolio                                   The Vanguard Group
----------------------------------------------------------------------------------------------------------------------------------

----------
        /1/ The Fund type for Alger American Leveraged AllCap Portfolio - Class O Shares is equity growth.
        /2/ The Fund type for Dreyfus VIF Developing Leaders Portfolio - Initial Shares is small cap.
        /3/ The Fund type for Fidelity(R) VIP Asset Manager (SM) Portfolio - Service Class 2 is high return.
        /4/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is capital appreciation.
        /5/ The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 is capital appreciation.
        /6/ The Fund type for MFS(R) VIT Capital Opportunities Series - Initial Class is capital appreciation.
        /7/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is small cap growth.
        /8/ The Fund type for MFS(R) VIT Research Series - Initial Class is long-term growth.

        /9/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.
        /10/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is maximum real return.
        /11/ The Fund type for SunAmerica ST SunAmerica Balanced Portfolio - Class 1 Shares is capital appreciation.
        /12/ The Fund type for VALIC Co. I Science & Technology Fund is capital appreciation. This Fund is a sector fund.

        *       "VALIC" means The Variable Annuity Life Insurance Company.

        From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

        You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

        We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 44.

        We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

        We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

Voting Privileges

        We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

        We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

        If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

        In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. USL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

        We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 47. The "daily charge" described on page 44 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

        Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

        How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 3%.

        Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Preliminary Information Statement and Policy Summary

        Before you purchase the Policy, we will provide you with a Buyer's Guide and a preliminary information statement illustrating some of the values and benefits of your Policy. If you request us to do so when you apply for your Policy, we will furnish you with additional preliminary information statements based on other characteristics. These characteristics could include different annual investment returns, your choice of investment options which show your premium payment invested in percentages of your choice, the weighted average of Fund expenses, and other differences you request. We will also provide you with a policy summary at the time that your Policy is delivered demonstrating the values and benefits contained in your Policy as issued. Copies of the Buyer's Guide and preliminary information statement are provided free of charge.

Illustrations

        After you purchase your Policy and upon your request, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the insured person's age and premium class and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options. A personalized illustration takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year.

        A personalized illustration is illustrative only and should not be considered a representation of actual future performance. Your actual rates of return and actual charges may be higher or lower than an illustration. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

                                 POLICY FEATURES

Age

        Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

        We currently require that the insured person under a Policy is at least age 18 when we issue the Policy.

Death Benefits

        Your specified amount of insurance. In your application to buy a Platinum Investor PLUS Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We also guarantee a death benefit for a specified period provided you have paid the required monthly premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We provide more information about the specified amount and the guarantee period benefit under "Monthly guarantee premiums," beginning on page 27. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

        Investment performance. Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 45.)

        Your death benefit. You must choose one of three death benefit Options under your Policy at the time it is issued.

        You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is

        . Option 1--The specified amount on the date of the insured person's death.

        . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

        . Option 3--The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider and any partial surrenders. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

        See "Partial surrender" on page 37 for more information about the effect of partial surrenders on the amount of the death benefit.

        Under either Option 2 or Option 3, your death benefit will tend to be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will tend to be higher under Option 1 than under either Option 2 or Option 3.

        Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

        Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

        Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value in order for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "guideline premium test" or the "cash value accumulation test." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

        If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, so long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

        The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

        If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

        Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to a level where the required minimum death benefit becomes applicable. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

        If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also tend to be higher. (This compensates us for the additional risk that we might have to pay the higher required minimum death benefit.)

        If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a required minimum death benefit percentage that will be set forth on page 25 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male ages 40-99.

----------------------------------------------------------------------------------------------------
                                      APPLICABLE PERCENTAGES UNDER
                                      CASH VALUE ACCUMULATION TEST
----------------------------------------------------------------------------------------------------
Insured
Person's
Attained Age      40        45        50       55        60        65        70        75        99

%                344%      294%      252%     218%      191%      169%      152%      138%      104%
----------------------------------------------------------------------------------------------------

        If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 and 95 are set forth in the following table.

----------------------------------------------------------------------------------------------------
                                      APPLICABLE PERCENTAGES UNDER
                                         GUIDELINE PREMIUM TEST
----------------------------------------------------------------------------------------------------
Insured
Person's
Attained Age      40        45        50       55        60        65        70        75        95+

%                250%      215%      185%     150%      130%      120%      115%      105%      100%
----------------------------------------------------------------------------------------------------

        Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

Premium Payments

        Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a premium payment that is less than $50. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 28, will be allocated upon receipt to the available investment options you have chosen.

        Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 49. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

        Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 30.)

        Checks. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to "The United States Life Insurance Company in the City of New York," or "USL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your USL representative or from our Administrative Center shown under "Contact Information" on page 5.

        Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Monthly guarantee premiums" on page
27) remains in effect ("Cash surrender value" is explained under "Full surrenders" on page 7.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

        Monthly guarantee premiums. Page 3 of your Policy will specify a "Monthly Guarantee Premium." If you pay these guarantee premiums, we will provide at least an Option 1 death benefit, even if your policy's cash surrender value has declined to zero.

        We call this our "guarantee period benefit" and here are its terms and conditions:

        . On the first day of each Policy month that you are covered by the guarantee period benefit, we determine if the cash surrender value (we use your accumulation value less loans during your first five Policy years) is sufficient to pay the monthly deduction. (Policy months are measured from the "Date of Issue" that will also be shown on page 3 of your Policy.)

        . If the cash surrender value is insufficient, we determine if the cumulative amount of premiums paid under the Policy, less any partial surrenders and Policy loans, is at least equal to the sum of the monthly guarantee premiums starting with the date of issue, including the current Policy month.

        . If the monthly guarantee premium requirement is met, the Policy will not lapse. See "Policy Lapse and Reinstatement" on page 49.

        . We continue to measure your cash surrender value and the sum of monthly guarantee premiums for the length of time you are covered by the guarantee period benefit.

        The length of time you are covered by the guarantee period benefit varies on account of the insured person's age at the Policy's date of issue. The maximum duration for the guarantee period benefit - 10 years - happens in the event the insured person is no older than age 50 at the Policy's date of issue. We reduce the maximum time for the guarantee period benefit by one year for each year the insured person is older than age 50 at the date of issue. The reductions stop after the insured person is age 55 or older at the date of issue. This means, for instance, that you will have a guarantee period of 5 years if the insured person is age 55 at the Policy's date of issue.

        The least amount of time for the guarantee period benefit to be in effect - 5 years - happens in the event the insured person is older than age 5 at the date of issue.

        Whenever you increase or decrease your specified amount, change death benefit Options or add or delete a benefit rider, we calculate a new monthly guarantee premium. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as a result of a Policy change before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

        . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured's underwriting characteristics at the time of the increase and the amount of the increase.

        . For decreases in the specified amount, the monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

        . For the addition of a benefit rider, the monthly guarantee premium is increased by the amount of the monthly deduction for the rider.

        . For the deletion of a benefit rider, the monthly guarantee premium will be decreased by the amount of the monthly deduction for the rider.

        Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contact Information" on page 5 or return it to the USL representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

Changing Your Investment Option Allocations

        Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

        Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. We will charge you $25 for each additional transfer. You may make transfers from or to the variable investment options at any time. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary. The total amount that you can transfer each year from the Fixed Account is limited to the greater of:

        . 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary; or

        . the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

        Unless you are transferring the entire amount you have in an investment option, including the Fixed Account, each transfer must be at least $500. See "Additional Rights That We Have" on page 42.

        Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

        Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page 32.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the money market investment option becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

        Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

        Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

        . dilution in the value of Fund shares underlying investment options of other Policy owners;

        . interference with the efficient management of the Fund's portfolio; and

        .       increased administrative costs.

        We have policies and procedures that require us to monitor the Policies to determine if a Policy owner requests:

        . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

        . exchanges into or out of the same variable investment option more than twice in any one calendar quarter.

        If either of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. The suspension of Policy transfer privileges will last for no more than six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

        The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

        In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

        Fund-rejected transfers. Some of the Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may reject a Policy owner's transfer request. Please read the Funds' prospectuses and supplements for information about restrictions on transfers.

Changing the Specified Amount of Insurance

        Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

        We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge:

        .       applies to the amount of the increase in specified amount;

        . applies as if we were instead issuing the same amount of specified amount as a new Platinum Investor PLUS Policy; and

        . applies to the amount of the increase for the 10 Policy years following the increase.

        Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of specified amount. The additional charge will be applied to the increase in your specified amount for the first 7 Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

        Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the specified amount cannot be less than the greater of:

        .       $50,000; and

        . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

        We will apply a reduction in specified amount first against any specified amount increases (beginning with the most recent), and then against the specified amount provided under the original application. We will deduct from your accumulation value any surrender charge that is due on account of the decrease. The remaining surrender charge schedule will be reduced proportionally. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. A reduction in specified amount will not reduce the monthly charge per $1,000 of specified amount or the amount of time for which we assess this charge. For instance, if you increase your specified amount and follow it by a decrease in specified amount within 7 Policy years of the increase, we will assess the monthly charge per $1,000 of specified amount against the increase in specified amount for the full 7 Policy years even though you have reduced the specified amount.

Changing Death Benefit Options

        Change of death benefit option. You may at any time before the death of the insured person request us to change your choice of death benefit option from:

        Option 1 to Option 2;
        Option 2 to Option 1; or
        Option 3 to Option 1.

        No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

        . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Changing the Specified Amount of Insurance - Decrease in Coverage" on page 31. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Changing the Specified Amount of Insurance - Decrease in coverage" on page 31. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of specified amount and the cost of


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


                insurance rates will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

        . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. The monthly charge per $1000 of coverage and the cost of insurance rates will not change. We will apply the entire increase in your specified amount to the last coverage added to your Policy, and which has not been removed. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

        . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of specified amount and the cost of insurance rates will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

        Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 49 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

        Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of the guarantee period benefit, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly guarantee premiums," beginning on page 27.

Effective Date of Policy and Related Transactions

        Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

        We compute Policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m., Central time. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

        Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

        Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

        If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

        Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $300,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

        Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

        Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

        Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

        Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

        . Increases or decreases you request in the specified amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

        . We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

        . If you exercise your right to return your Policy described under "Free look period" on page 28 of this prospectus, your coverage will end when you deliver it to your USL representative, or if you mail it to us, the date it is postmarked; and

        . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

        Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                            ADDITIONAL BENEFIT RIDERS

Riders

        You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

        . Accidental Death Benefit Rider. This rider pays an additional death benefit ranging in amount from $25,000 to $200,000 if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

        . Automatic Increase Rider. This rider provides for automatic increases in your Policy's specified amount of insurance at certain specified dates and based on a specified index. After you have met our eligibility requirements for this rider, these increases will not require that evidence be provided to us about whether the insured person continues to meet our requirements for insurance coverage. These automatic increases are on the same terms (including additional charges) as any other specified amount increase you request

                (as described under "Increase in coverage" on page 30. If you choose not to accept an automatic increase, this rider, and any future increases under it, will be cancelled.

                There is no additional charge for the rider itself, although the automatic increases in the specified amount will increase the monthly insurance charge deducted from your accumulation value, to compensate us for the additional coverage. You may elect this rider only at the time we issue your Policy.

        . Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider only at the time we issue your Policy. You may terminate this rider at any time. If you do so, the charge will cease.

        . Maturity Extension Rider. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version.

                        The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the insured person's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version of the rider.

                        The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

                        Under the Death benefit version, we will charge you a monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date.

                        Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges under the Death Benefit version if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under this rider.

                The Accumulation Value version may be selected at any time before your original maturity date.

                The Death Benefit version of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period described earlier, before your original maturity date.

                There are features common to both versions of the riders. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments, or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 44. Once you have exercised your right to extend your original maturity date, you cannot revoke it. You can, however, surrender your Policy at any time.

        Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

        . Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

Tax Consequences of Additional Rider Benefits.

        Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page
49. You should consult a qualified tax adviser.

                               POLICY TRANSACTIONS

        The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features," on page 23. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 44.

E-Delivery, E-Service and Written Transactions

        See page 18 for information regarding E-Delivery, E-Service and written transactions.

Withdrawing Policy Investments

        Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor PLUS Policy will have any cash surrender value during at least the first year.

        Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

        If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $0. We will take any such reduction in specified amount in accordance with the description found under "Changing the Specified Amount of Insurance" on page 30. We also deduct any remaining surrender charge that is associated with any portion of your Policy's specified amount that is cancelled.

        You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

        There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

        Option to exchange Policy during first 18 months. Under New York law, at any time during the first 18 months from the Date of Issue of your Policy, and while the Policy is in force on a premium paying basis, it may be exchanged for any general account fixed benefit plan of life insurance offered by us, subject to the following conditions:

        . the new policy will be issued with the same Date of Issue, insurance age, and risk classification as your Policy;

        . the amount of insurance of the new policy will be the same as the initial amount of insurance under your original Policy, even if you have increased or decreased the amount of insurance of your original Policy during its first 18 months;

        . the new policy may include any additional benefit rider included in this Policy if such rider is available for issue with the new policy;

        . the exchange will be subject to an equitable premium or cash value adjustment that takes appropriate account of the premiums and cash values under the original and new policies; and

        .       evidence of insurability will not be required for the exchange.


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


        Option to convert to paid-up endowment insurance. At least once each year, you have the option to transfer all of your Policy's cash surrender value to our general account to purchase a non-participating non-variable paid-up endowment life insurance policy. Your Policy and any riders you have elected terminate when you exercise this option. Here is the information you should know about this option:

        . we use your original Policy's cash surrender value as a single premium for the new policy;

        . we use the insured person's age at the time you exercise this option to determine how much coverage you will receive (this amount is the new policy's death benefit);

        . you will owe no additional premiums or other charges during the entire time the new policy is in force;

        . the new policy is "non-participating" which means you will not be entitled to any dividends from USL;

        . we will pay the amount of coverage to the beneficiary when the insured person dies and the new policy will terminate; and

        . we will pay the amount of coverage to the owner if the insured person is living at age 100 and the new policy will terminate.

        Right to convert in the event of a material change in investment policy. Under New York law, if there is a material change in the investment policy of the Separate Account USL VL-R which has been approved by the Superintendent of the New York Department of Insurance, and you object to such change, you shall have the option to convert, without evidence of insurability, to a general account fixed benefit life insurance policy within 60 days after the later of:
(1) the effective date of such change in investment policy; or (2) the receipt of the notice of the options available.

        If you convert your Policy, your Accumulation Value will be transferred to your new policy and any remaining surrender charge on your old Policy will be waived. However, there may be a surrender charge on your new policy. This conversion is similar to an internal exchange under Section 1035 of the Code.

        Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary.

        We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed annual effective rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

        You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

        You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

        Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

        . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

        . if less, your Policy's maximum remaining loan value at that Policy anniversary.

        We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

        . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

        .       will never exceed an annual effective rate of 4.25%.

        Because we first began offering the Policies in 2003, we have not yet declared a preferred loan interest rate.

        Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Additional Benefit Riders - Riders - Maturity Extension Rider," on page 35.

        Tax considerations. Please refer to "Federal Tax Considerations" on page 49 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                 POLICY PAYMENTS

Payment Options

        The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days of full surrender or the maturity date.

        The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

        The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

        .       Option 1--Equal monthly payments for a specified period of time.

        . Option 2--Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

        . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

        . Option 4--Proceeds left to accumulate at an interest rate of 3% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

        Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

        Interest rates that we credit under each option will be at least 3%.

        Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

        Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

        You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

        You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

        General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

        Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

        Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

        Delay of Separate Account USL VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account USL VL-R, if:

        .       the NYSE is closed other than weekend and holiday closings;

        .       trading on the NYSE is restricted;

        . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

        .       the SEC by order so permits for the protection of Policy owners.

        Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account USL VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

        Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

        . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

        . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

        . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

        Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                         ADDITIONAL RIGHTS THAT WE HAVE

        We have the right at any time to:

        . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

        . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

        . end the automatic rebalancing feature if your accumulation value falls below $5,000;

        . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

        . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

        . operate Separate Account USL VL-R under the direction of a committee or discharge such a committee at any time;

        . operate Separate Account USL VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account USL VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

        . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

        We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations:

        Underwriting and premium classes. We currently have seven premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

        .       Four Non-tobacco classes: preferred plus, preferred, standard and special; and
        .       Three Tobacco classes: preferred, standard and special.

        Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. Premium classes are described in your Policy.

        Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

        Policies purchased through term life conversions. We maintain rules about how to convert term insurance to a Platinum Investor PLUS Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

        Variations in expenses or risks. USL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy. The New York Department of Insurance may require that we seek its prior approval before we make some of these changes.

        You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals.

                            CHARGES UNDER THE POLICY

        Premium tax charge. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.75% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

        Premium expense charge. After we deduct premium tax from each premium payment, we currently deduct 5.0% from the remainder of all premium payments received in the first Policy year, up to the "target premium." (See footnote 3 on page 11 for a description of the "target premium.") The amount we deduct in the second and subsequent Policy years is currently 5.0% of all premium payments. We may increase this charge for all years, but it will never exceed 7.5% of all premium payments. USL receives this charge to cover sales expenses, including commissions. See "More About Policy Charges" on page 47 for more information.

        Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.45%, and after 20 years, to an annual effective rate of 0.10%. We guarantee these rate reductions. Since the Policies were first offered only in the year 2003, the reduction has not yet taken effect under any outstanding Policies. USL receives this charge to pay for our mortality and expense risks. See "More About Policy Charges" on page 47 for more information.

        Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $6. The flat monthly charge is the Monthly Administration Fee shown on page 3A of your Policy. USL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

        Monthly charge per $1,000 of specified amount. We deduct a charge monthly from your accumulation value for the first 7 Policy years. This monthly charge also applies to the amount of any increase in specified amount during the 7 Policy years following the increase. The dollar amount of this charge changes with each increase in your Policy's specified amount. (We describe your specified amount under "Your specified amount of insurance" on page 23.) This charge varies according to the age, gender and premium class of the insured person, as well as the amount of coverage. This charge can range from a maximum of $1.22 for each $1,000 of specified amount to a minimum of $0.05 for each $1,000 of specified amount. The representative charge (referred to as "Example" in the Tables of Charges on page 14) is $0.23 for each $1,000 of specified amount. The initial amount of this charge is shown on page 4 of your Policy and is called "Monthly Expense Charge for First Seven Years." USL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

        Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

        . greater amounts at risk result in a higher monthly insurance charge; and

        . higher cost of insurance rates also result in a higher monthly insurance charge.

        Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

        Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

        In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

        Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts that range from $50,000 to $99,999, $100,000 to $999,999 and $1,000,000 or more. Rates are highest for the first range of $50,000 to $99,999, lower for the second range of $100,000 to $999,999 and lower still for the third range of $1,000,000 or more. This means, for instance, that if your specified amount for any reason increases from the first range to the second or third range, or from the second range to the third range, your subsequent cost of insurance rates will be lower under your Policy than they would be before the increase. The reverse is also true. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

        Under New York law, any changes in the cost of insurance rates, interest rates, mortality and expense charges, percentage of premium charges or the monthly administration fee will be based on our expectations as to investment earnings, mortality, persistency and expenses (including, reinsurance costs and applicable tax charges). Such changes in Policy cost factors will be determined in accordance with procedures and standards on file with the New York Department of Insurance and will be determined at least every five years.

        Under New York law, a portion of our cost of insurance rates is used to recover acquisition costs associated with issuing your Policy. Such charges are higher in the early Policy years. USL receives this charge to also fund the death benefits we pay under the Policies.

        Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, automatic increase rider, children's insurance benefit rider, two versions of maturity extension rider and waiver of monthly deduction rider. The riders are described beginning on page 34, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. USL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

        Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's specified amount).

        The amount of the surrender charge depends on the Policy year and the age and sex of the insured person. Your Policy's surrender charge will be found in the table beginning on page 27 of your Policy. As shown in the Tables of Charges on page 12, the maximum surrender charge is $43 per $1,000 of specified amount (or any increase in the specified amount). The minimum surrender charge is $4 per $1,000 of specified amount (or any increase in the specified amount). And the representative surrender charge (referred to as "Example" in the Tables of Charges) is $23 per $1,000 of specified amount (or any increase in the specified amount).

        The surrender charge decreases on an annual basis over its 10 year period referred to above until, in the eleventh year, it is zero. These decreases are also based on the Policy year and the age and sex of the insured person.

        The following chart illustrates how the surrender charge declines over the first 10 Policy years. The chart is for a 45 year old male, who is the same person to whom we refer in the Tables of Charges beginning on page 12 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

----------------------------------------------------------------------------------------------------------------------------------
                                                       Surrender Charge for a 45 Year Old Male
----------------------------------------------------------------------------------------------------------------------------------
Policy Year                  1        2         3         4         5         6         7       8        9       10        11
----------------------------------------------------------------------------------------------------------------------------------
Surrender Charge
Per $1,000 of Specified    $ 23     $ 23      $ 23      $ 20      $ 17      $ 14      $ 12     $ 9      $ 6     $  3       $ 0
Amount
----------------------------------------------------------------------------------------------------------------------------------

        We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's specified amount, we will deduct any remaining amount of the surrender charge that was associated with the specified amount that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" beginning on page 37 and "Change of death benefit option" beginning on page 31. For those Policies that lapse in the first 10 Policy years, USL receives this charge to help recover sales expenses.

        For those Policies that lapse in the first 10 Policy years, USL receives surrender charges to help recover sales expenses. The older and the greater health risk the insured person is when the Policy is issued, the more premium we need to pay for all Policy charges. As a result, we use the insured person's age and sex to help determine the appropriate rate of surrender charge per $1,000 of specified amount to help us offset these higher sales charges.

        Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. USL receives this charge to help pay for the expense of making a partial surrender.

        Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. USL receives this charge to help pay for the expense of making the requested transfer.

        Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. USL receives this charge to help pay for the expenses of providing additional illustrations.

        Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. USL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 38.

        Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11 - 16. All maximum guaranteed charges also appear in your Policy.

        For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 47.

        Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

        Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

        . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

        . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

        . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and

        . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

        The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

        General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

        Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                               ACCUMULATION VALUE

        Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 44 under "Premium tax charge" and "Premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 19 of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

        Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 44 under "Charges Under the Policy."

        You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your USL representative or from the Administrative Center. See "Contact Information" on page 5.

        We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 47. The "daily charge" described on page 44 and the fees and expenses of the Funds discussed on page 16 do not apply to the Fixed Account.

        Policies are "non-participating." You will not be entitled to any dividends from USL.

                         POLICY LAPSE AND REINSTATEMENT

        If your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first 5 Policy years) falls to an amount insufficient to cover the monthly charges, we will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                           FEDERAL TAX CONSIDERATIONS

        Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

        Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

        This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different-The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

        General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

        . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

        . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

        The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," as explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

        Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

        If, at any time during the first seven Policy years:

        .       you have paid a cumulative amount of premiums;

        . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

        . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

        then your Policy will be a modified endowment contract.

        Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

        If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

        We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

        A life insurance policy that is received in a tax free 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

        Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

        Rider benefits. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

        Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

        After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

        On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

        Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

        . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

        . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

        . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

        For modified endowment contracts, your basis:

        .       is similar to the basis described above for other policies; and

        . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

        A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

        .       to taxpayers 59 1/2years of age or older;

        .       in the case of a disability (as defined in the Code); or

        . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

        If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

        Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

        Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

        Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

        The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account USL VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account USL VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that USL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account USL VL-R.

        Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes. The federal estate tax is integrated with the federal gift tax under a unified rate schedule.

        The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L.107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $1.5 million for decedents dying in 2005. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

        As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1.5 million in 2005. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

        The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

        Life insurance in split dollar arrangements. The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

        In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

        In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

        Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

        Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

        The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-4.

        There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

        Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

        ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

        Our taxes. We report the operations of Separate Account USL VL-R in our federal income tax return, but we currently pay no income tax on Separate Account USL VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account USL VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account USL VL-R for income taxes we incur that are allocable to the Policy.

        We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account USL VL-R or allocable to the Policy.

        Certain Funds in which your accumulation value is invested may elect to pass through to USL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to USL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to USL.

        When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

        In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

        Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                                LEGAL PROCEEDINGS

        USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations and financial position.

        The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

                              FINANCIAL STATEMENTS

        The Financial Statements of USL and the Separate Account can be found in the SAI. Please see the back cover of this prospectus for information on how to obtain a copy of the SAI.

                       INDEX OF SPECIAL WORDS AND PHRASES

                                                                     Page to
                                                                     See in this
Defined Term                                                         Prospectus
---------------                                                      -----------
accumulation value.......................................................   8

Administrative Center....................................................   5

automatic rebalancing....................................................  29

basis....................................................................  51

beneficiary..............................................................  41

cash surrender value.....................................................   7

cash value accumulation test.............................................  24 close of business........................................................  32

Code.....................................................................  34

Contact Information......................................................   5

cost of insurance rates..................................................  45 daily charge.............................................................  44

date of issue............................................................  33

death benefit............................................................   6

dollar cost averaging....................................................  29

Fixed Account............................................................  22

full surrender...........................................................  37

Fund, Funds..............................................................   1

grace period.............................................................   9

guarantee period benefit.................................................  23 guideline premium test...................................................  24

insured person...........................................................   6

investment options.......................................................  48

lapse....................................................................   9

loan (see "Policy loans" in this Index)..................................   7

loan interest............................................................  38

maturity, maturity date..................................................  39 modified endowment contract..............................................  50 monthly deduction days...................................................  33 monthly guarantee premiums...............................................  27 monthly insurance charge.................................................  45 net amount at risk.......................................................  13

                       INDEX OF SPECIAL WORDS AND PHRASES

                                                                     Page to
                                                                     See in this
Defined Term                                                         Prospectus
---------------                                                      -----------
Option 1, Option 2 and Option 3..........................................   6

partial surrender........................................................  37

payment options..........................................................  40

planned periodic premiums................................................  27

Policy loans.............................................................  38

Policy month, year.......................................................  33

preferred loans..........................................................  39

premium class............................................................  43

premium payments.........................................................  26

reinstate, reinstatement.................................................  49

required minimum death benefit...........................................  24 required minimum death benefit percentage................................  25

Separate Account USL VL-R................................................  17

seven-pay test...........................................................  50

specified amount.........................................................   6

surrender................................................................  10

target premium...........................................................  11

transfers................................................................  28

valuation date...........................................................  32

valuation period.........................................................  32

variable investment options..............................................  19

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS.

[LOGO] AIG AMERICAN GENERAL                                      Privacy Notice

AIG American General knows that your privacy is important. You have received this notice as required by law and because you are now or may be a customer of one of our companies. This notice will advise you of the types of Nonpublic Personal Information we collect, how we use it, and what we do to protect your privacy.

"Nonpublic Personal Information" refers to personally identifiable information that is not available to the public.

"Employees, Representatives, Agents, and Selected Third Parties" refers to individuals or entities who act on our behalf.

     . Our Employees, Representatives, Agents, and Selected Third Parties may collect Nonpublic Personal Information about you, including information:

          .    Given to us on applications or other forms;

          .    About transactions with us, our affiliates, or third parties;

          . From others, such as credit reporting agencies, employers, and federal and state agencies.

     . The types of Nonpublic Personal Information we collect depends on the products we offer to you and may include your: name; address; Social Security Number; account balances; income; assets; insurance premiums; coverage and beneficiaries; credit reports; marital status; and payment history. We may also collect Nonpublic Personal Health Information, such as medical reports, to underwrite insurance policies, process claims, or for other related functions.

     . We restrict access to Nonpublic Personal Information to those Employees, Representatives, Agents, or Selected Third Parties who provide products or services to you and who have been trained to handle Nonpublic Personal Information as described in this Notice.

     . We have policies and procedures that direct our Employees, Representatives, Agents and Selected Third Parties acting for us, on how to protect and use Nonpublic Personal Information.

     . We have physical, electronic, and procedural safeguards in place that were designed to protect Nonpublic Personal Information.

     . We do not share Nonpublic Personal Information about you except as allowed by law.

     . We may disclose all types of Nonpublic Personal Information that we collect, including information regarding your transactions or experiences with us, when needed, to:

          (i) Affiliated AIG American General companies, including the American International Group Inc. family of companies, and Employees, Representatives, Agents, and Selected Third Parties as permitted by law; or

          (ii) other organizations with which we have joint marketing agreements as permitted by law.

     . The types of companies and persons to whom we may disclose Nonpublic Personal Information as permitted by law include: banks; attorneys; trustees; third-party administrators; insurance agents; insurance companies; insurance support organizations; credit reporting agencies; registered broker-dealers; auditors; regulators; and reinsurers.

     . We do not share your Nonpublic Personal Health Information unless authorized by you or allowed by law.

     . Our privacy policy applies, to the extent required by law, to our agents and representatives when they are acting on behalf of AIG American General.

     .    You will be notified if our privacy policy changes.

     .    Our privacy policy applies to current and former customers.

This Privacy Notice is given to you for your information only. You do not need to call or take any action.

This Privacy Notice is provided on behalf of the following companies:

AGC Life Insurance Company, AIG Life Insurance Company of Puerto Rico, AIG Life Insurance Company, AIG Life of Bermuda, Ltd., AIG Premier Insurance Company, American General Assurance Company, American General Equity Services Corporation, American General Indemnity Company, American General Life and Accident Insurance Company, American General Life Insurance Company, American General Property Insurance Company of Florida, American General Property Insurance Company, American General Securities Incorporated, American International Life Assurance Company of New York, Delaware American Life Insurance Company, Pacific Union Assurance Company, The United States Life Insurance Company in the City of New York, USLIFE Credit Life Insurance Company of Arizona

California, New Mexico and Vermont Residents Only:
Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us at: American General Service Center, P.O. Box 4373, Houston, Texas 77210-4373.

AGLC0375 REV0305          (C) 2005 American International Group, Inc. All rights
                          reserved.

LOGO [AIG AMERICAN GENERAL]

HEADING [The United States Life Insurance Company in the City of New York]

For additional information about the Platinum Investor(R) PLUS Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 2, 2005. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at United States Life, VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880 or call us at 1-800-251-3720. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Investor PLUS Policies, including personalized illustrations of death benefits, cash surrender values, and accumulation values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Policies issued by:
The United States Life Insurance Company in the City of New York
A member company of American International Group, Inc.
830 Third Avenue, New York, New York 10022

Platinum Investor PLUS Flexible Premium Variable Life Insurance
Policy Form Number 02600N

Available only in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
A member company of American International Group, Inc.

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life Insurance Company in the City of New York are solely its responsibility. The United States Life Insurance Company in the City of New York is responsible for its own financial condition and contractual obligations.

(C) 2005 American International Group, Inc. All rights reserved.

TEXT BOX [For E-Service and E-Delivery, or to view and print Policy or Fund prospectuses visit us at www.aigag.com]

TEXT BOX [IMSA LOGO INSURANCE MARKETPLACE STANDARDS ASSOCIATION
     Membership in IMSA applies only to The United States Life Insurance Company in the City of New York and not to its products. ICA File No. 811-09359]

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL VL-R

                            PLATINUM INVESTOR/(R)/ PLUS

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                                    ISSUED BY

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                          VUL ADMINISTRATION DEPARTMENT

                    P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

   TELEPHONE: 1-800-251-3720; 1-713-831-3913; HEARING IMPAIRED: 1-888-436-5258

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 2, 2005

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VL-R (the "Separate Account" or "Separate Account USL VL-R") dated May 2, 2005, describing the Platinum Investor PLUS flexible premium variable life insurance policies (the "Policy" or "Policies"). The Policy prospectus sets forth information that a prospective investor should know before investing. For a copy of the Policy prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("USL") at the address or telephone numbers given above. Terms used in this SAI have the same meanings as are defined in the Policy prospectus.

                                TABLE OF CONTENTS



GENERAL INFORMATION...........................................................3

   USL........................................................................3
   Separate Account USL VL-R..................................................3

SERVICES......................................................................3


DISTRIBUTION OF THE POLICIES..................................................4


PERFORMANCE INFORMATION.......................................................5


ADDITIONAL INFORMATION ABOUT THE POLICIES.....................................6

      Gender neutral policies.................................................6
      Cost of insurance rates.................................................6
      Certain arrangements....................................................6
   More About The Fixed Account...............................................6
      Our general account.....................................................6
      How we declare interest.................................................7
   Adjustments to Death Benefit...............................................7
      Suicide.................................................................7
      Wrong age or gender.....................................................7
      Death during grace period...............................................7

ACTUARIAL EXPERT..............................................................7


MATERIAL CONFLICTS............................................................7


FINANCIAL STATEMENTS..........................................................8

   Separate Account Financial Statements......................................8
   USL Financial Statements...................................................9
   Index to Financial Statements..............................................9

                               GENERAL INFORMATION

USL

     We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is primarily engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad. AIG American General is a marketing name of USL and its affiliates. The commitments under the Policies are USL's, and AIG has no legal obligation to back those commitments.

     USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

Separate Account USL VL-R

     We hold the Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R. Separate Account USL VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

     For record keeping and financial reporting purposes, Separate Account USL VL-R is divided into 52 separate "divisions," 50 of which are available under the Policies offered by the Policy prospectus as variable "investment options." All of these 50 divisions and the remaining 2 divisions are offered under other USL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

     The assets in Separate Account USL VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Policies. USL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

                                    SERVICES

     USL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. USL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to USL under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2004, 2003 and 2002, USL paid AGLC for these services $130,872,664, $121,370,503 and $97,878,454, respectively. Services provided in
2003 increased substantially over previous years.

     We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                          DISTRIBUTION OF THE POLICIES

     American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and an affiliate of USL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and USL. AGESC also acts as principal underwriter for USL's other separate accounts and for the separate accounts of certain USL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

     The Policies are offered on a continuous basis.

     We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

     We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

     . 90% of the premiums received in the first Policy year up to a "target premium";

     . 3% of the premiums up to the target premium received in each of Policy years 2 through 10;

     . 3% of the premiums in excess of the target premium received in each of Policy years 1 through 10;

     . 0.25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 20;

     . 0.15% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options after Policy year 20;

     . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

     . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

     At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 99% of the premiums we receive in the first Policy year.

     The target amount is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

     The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

     We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

     We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our subsidiary broker-dealer American General Securities Incorporated and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of Separate Account USL VL-R in advertisements, sales literature, or reports to owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual

Funds in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                    ADDITIONAL INFORMATION ABOUT THE POLICIES

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

     Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

     Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts will not be paid by the Funds or Policy owners.

More About The Fixed Account

     Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 3%.

     Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

     Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

     A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

     Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

     Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                                ACTUARIAL EXPERT

     Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of USL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, USL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an investment portfolio changes; or

     . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

     Under the Investment Company Act of 1940, we must get your approval for certain actions involving our Separate Account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options not credited to Policies in the same proportion as votes cast by owners.

                              FINANCIAL STATEMENTS

     In 2002, due to AIG's acquisition of USL and its affiliated companies, USL changed its independent auditor from Ernst & Young LLP, located at 1401 McKinney Street, Suite 1200, 5 Houston Center, Houston, Texas 77010 and 787 Seventh Avenue, New York, New York 10019 to PricewaterhouseCoopers LLP ("PWC") located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678. AIG has been using PWC as its corporate-wide auditing firm.

Separate Account Financial Statements

     The statement of net assets as of December 31, 2004 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2004 of the Separate Account, appearing herein, have been audited by PWC, independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

USL Financial Statements

     The balance sheets of USL at December 31, 2004 and 2003 and the related statements of income, shareholder's equity, cash flows and comprehensive income for the three years ended December 31, 2004, appearing herein, have been audited by PWC, independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

Index to Financial Statements

     You should consider the financial statements of USL that we include in this SAI primarily as bearing on the ability of USL to meet its obligations under the Policies.

I.       Separate Account USL VL-R 2004 Financial Statements                                            Page
         ---------------------------------------------------                                            ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm..................   VL-R - 1
Statement of Net Assets as of December 31, 2004......................................................   VL-R - 2
Statement of Operations for the year ended December 31, 2004.........................................   VL-R - 3
Statement of Changes in Net Assets for the years ended December 31, 2004 and 2003 (restated).........   VL-R - 4
Notes to Financial Statements........................................................................   VL-R - 16

II.      USL 2004 Financial Statements                                                                  Page
         -----------------------------                                                                  ----
Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm..................   F - 1
Balance Sheets as of December 31, 2004 and 2003......................................................   F - 2
Statements of Income for the years ended December 31, 2004, 2003 and 2002............................   F - 4
Statements of Shareholder's Equity for the years ended December 31, 2004, 2003 and 2002..............   F - 5
Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002........................   F - 6
Statements of Comprehensive Income for the years ended December 31, 2004, 2003 and 2002..............   F - 7
Notes to Financial Statements........................................................................   F - 8

[LOGO] AIG AMERICAN GENERAL

                                               Variable Universal Life Insurance
                                                       Separate Account USL VL-R

                                                                            2004
                                                                   Annual Report

                                                               December 31, 2004

                                        The United States Life Insurance Company
                                                         in the City of New York
                          A member company of American International Group, Inc.

[LETTERHEAD] PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Suite 2900
1201 Louisiana
Houston, TX 77002-5678
Telephone (713) 356-4000

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of The United States Life Insurance Company in the City of New York and Policy Owners of The United States Life Insurance Company in the City of New York Separate Account USL VL-R - Platinum Investor

In our opinion, the accompanying statement of net assets, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of The United States Life Insurance Company in the City of New York Separate Account USL VL-R
- Platinum Investor (the "Separate Account") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the investment companies, provide a reasonable basis for our opinion. The financial highlights as of and for the year ended December 31, 2001 were audited by other independent auditors whose report dated March 7, 2002, expressed an unqualified opinion thereon.

As discussed in Note H to the financial statements, the Separate Account has restated net investment income (loss) and capital gain distributions from mutual funds for certain Divisions for the year ended December 31, 2003, and the related investment income ratio for the years ended December 31, 2003 and 2002.

PRICEWATERHOUSECOOPERS LLP

April 29, 2005

                                  USL VL-R - 1

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF NET ASSETS
December 31, 2004

                                                                                         Due from (to) The
                                                                        Investment      United States Life
                                                                        securities -   Insurance Company in
Divisions                                                              at fair value   the City of New York    Net Assets
--------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I                         $        28,270     $           -       $     28,270
AIM V.I. Premier Equity Fund - Series I                                       104,864                (3)           104,861
American Century VP Value Fund - Class I                                       42,457                 -             42,457
Credit Suisse Small Cap Growth Portfolio                                       14,197                 1             14,198
Dreyfus IP MidCap Stock Portfolio - Initial shares                              4,960                 5              4,965
Dreyfus VIF Developing Leaders Portfolio - Initial shares                      61,855                 2             61,857
Dreyfus VIF Quality Bond Portfolio - Initial shares                            22,203                (1)            22,202
Fidelity VIP Asset Manager Portfolio - Service Class 2                            307                (1)               306
Fidelity VIP Contrafund Portfolio - Service Class 2                           177,591                (6)           177,585
Fidelity VIP Equity-Income Portfolio - Service Class 2                         65,324                (9)            65,315
Fidelity VIP Growth Portfolio - Service Class 2                               106,788                (1)           106,787
Franklin Templeton - Franklin U.S. Government Fund - Class 2                      322                 8                330
Franklin Templeton - Mutual Shares Securities Fund - Class 2                    3,430                 2              3,432
Franklin Templeton - Templeton Foreign Securities Fund - Class 2               11,526                 -             11,526
Janus Aspen Series International Growth Portfolio - Service Shares             14,411                (9)            14,402
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares                    2,128                (1)             2,127
Janus Aspen Series Worldwide Growth Portfolio - Service Shares                 54,777                (2)            54,775
JPMorgan Small Company Portfolio                                               16,478                 3             16,481
MFS VIT Capital Opportunities Series - Initial Class                            1,453                (1)             1,452
MFS VIT Emerging Growth Series - Initial Class                                130,519                 -            130,519
MFS VIT New Discovery Series - Initial Class                                    1,909                 1              1,910
MFS VIT Research Series - Initial Class                                        98,019                (9)            98,010
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                        14,659                 -             14,659
PIMCO VIT Real Return Portfolio - Administrative Class                         16,622                 7             16,629
PIMCO VIT Short-Term Portfolio - Administrative Class                             288                 3                291
PIMCO VIT Total Return Portfolio - Administrative Class                        47,641                 1             47,642
Pioneer Fund VCT Portfolio - Class I                                           32,879                 -             32,879
Pioneer Growth Opportunities VCT Portfolio - Class I                           13,136                 -             13,136
Putnam VT Diversified Income Fund - Class IB                                   31,931                 1             31,932
Putnam VT Growth and Income Fund - Class IB                                   237,411                 -            237,411
Putnam VT International Growth and Income Fund - Class IB                      69,143                 -             69,143
Safeco RST Core Equity Portfolio                                                    -                 -                  -
Safeco RST Growth Opportunities Portfolio                                           -                 -                  -
UIF Equity Growth Portfolio - Class I                                         108,834                 -            108,834
UIF High Yield Portfolio - Class I                                              1,378                 -              1,378
VALIC Company I - International Equities Fund                                  35,971                (4)            35,967
VALIC Company I - Mid Cap Index Fund                                           85,536                 -             85,536
VALIC Company I - Money Market I Fund                                         353,706                 5            353,711
VALIC Company I - Nasdaq-100 Index Fund                                         1,647                 -              1,647
VALIC Company I - Science & Technology Fund                                    11,973                 -             11,973
VALIC Company I - Small Cap Index Fund                                          3,193                 -              3,193
VALIC Company I - Stock Index Fund                                            592,373                (1)           592,372
Van Kampen LIT Growth and Income Portfolio - Class I                            7,800                (3)             7,797
Vanguard VIF High Yield Bond Portfolio                                          4,871                 -              4,871
Vanguard VIF REIT Index Portfolio                                              58,223                 9             58,232

                             See accompanying notes.

                                  USL VL-R - 2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2004

                                              A            B          A+B=C          D            E              F         C+D+E+F

                                                                                                                           Increase
                                                                                                                          (decrease)
                                                       Mortality                                           Net change in    in net
                                          Dividends   and expense      Net     Net realized  Capital gain   unrealized      assets
                                             from      risk and    investment   gain (loss) distributions  appreciation   resulting
                                            mutual  administrative   income         on       from mutual  (depreciation)     from
Divisions                                   funds       charges      (loss)     investments     funds     of investments  operations
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund -
 Series I                                 $      165  $      (163) $        2   $     (254)  $          -  $      5,235   $    4,983
AIM V.I. Premier Equity Fund - Series I          475         (714)       (239)      (2,155)             -         7,362        4,968
American Century VP Value Fund - Class I         370         (283)         87          466            287         4,237        5,077
Credit Suisse Small Cap Growth Portfolio           -          (82)        (82)          10              -         1,203        1,131
Dreyfus IP MidCap Stock Portfolio -
 Initial shares                                   18          (30)        (12)         307            114           148          557
Dreyfus VIF Developing Leaders Portfolio
 - Initial shares                                117         (424)       (307)         (14)             -         6,096        5,775
Dreyfus VIF Quality Bond Portfolio -
 Initial shares                                  902         (165)        737          (63)             -          (127)         547
Fidelity VIP Asset Manager Portfolio -
 Service Class 2                                   5            -           5            1              -             5           11
Fidelity VIP Contrafund Portfolio -
 Service Class 2                                 241         (931)       (690)       1,913              -        17,272       18,495
Fidelity VIP Equity-Income Portfolio -
 Service Class 2                                 833         (450)        383          218            217         5,334        6,152
Fidelity VIP Growth Portfolio - Service
 Class 2                                         124         (727)       (603)        (653)             -         3,417        2,161
Franklin Templeton - Franklin U.S.
 Government Fund - Class 2                        18           (2)         16           (1)             -            (6)           9
Franklin Templeton - Mutual Shares
 Securities Fund - Class 2                        25          (22)          3          388              -           (43)         348
Franklin Templeton - Templeton Foreign
 Securities Fund - Class 2                       111          (74)         37          453              -         1,108        1,598
Janus Aspen Series International Growth
 Portfolio - Service Shares                      115          (81)         34          131              -         2,077        2,242
Janus Aspen Series Mid Cap Growth
 Portfolio - Service Shares                        -          (15)        (15)          44              -           346          375
Janus Aspen Series Worldwide Growth
 Portfolio - Service Shares                      454         (333)        121         (570)             -         2,237        1,788
JPMorgan Small Company Portfolio                   -          (81)        (81)       1,117              -         1,968        3,004
MFS VIT Capital Opportunities Series -
 Initial Class                                     5          (10)         (5)        (108)             -           274          161
MFS VIT Emerging Growth Series -
 Initial Class                                     -         (845)       (845)     (10,585)             -        24,550       13,120
MFS VIT New Discovery Series - Initial
 Class                                             -          (14)        (14)         (16)             -           137          107
MFS VIT Research Series - Initial Class          754         (540)        214         (140)             -        10,499       10,573
Neuberger Berman AMT Mid-Cap Growth
 Portfolio - Class I                               -         (100)       (100)          47              -         2,038        1,985
PIMCO VIT Real Return Portfolio -
 Administrative Class                            158         (120)         38          276            512           410        1,236
PIMCO VIT Short-Term Portfolio -
 Administrative Class                              2           (1)          1            -              1             -            2
PIMCO VIT Total Return Portfolio -
 Administrative Class                            855         (340)        515          123            688           469        1,795
Pioneer Fund VCT Portfolio - Class I               -          (14)        (14)           1              -           719          706
Pioneer Growth Opportunities VCT
 Portfolio - Class I                               -           (6)         (6)           8              -           365          367
Putnam VT Diversified Income Fund -
 Class IB                                      1,322         (156)      1,166           51              -           812        2,029
Putnam VT Growth and Income Fund -
 Class IB                                      3,773       (1,786)      1,987       (2,088)             -        23,449       23,348
Putnam VT International Growth and
 Income Fund - Class IB                          584         (413)        171          817              -        10,339       11,327
Safeco RST Core Equity Portfolio                 346         (203)        143         (645)             -         2,011        1,509
Safeco RST Growth Opportunities
 Portfolio                                         -          (89)        (89)       1,905              -           206        2,022
UIF Equity Growth Portfolio - Class I            169         (745)       (576)      (7,214)             -        15,166        7,376
UIF High Yield Portfolio - Class I                69           (9)         60            -              -            40          100
VALIC Company I - International
 Equities Fund                                   474         (241)        233         (256)             -         5,271        5,248
VALIC Company I - Mid Cap Index Fund             617         (553)         64           97          1,448         9,286       10,895
VALIC Company I - Money Market I Fund          3,005       (2,770)        235            -              -             -          235
VALIC Company I - Nasdaq-100 Index Fund            9          (12)         (3)          (7)             -           151          141
VALIC Company I - Science & Technology
 Fund                                              -          (77)        (77)        (108)             -           501          316
VALIC Company I - Small Cap Index Fund            24          (20)          4            9              -           269          282
VALIC Company I - Stock Index Fund             8,872       (4,178)      4,694       (9,107)         8,074        49,037       52,698
Van Kampen LIT Growth and Income
 Portfolio - Class I                              78          (57)         21          126              -           814          961
Vanguard VIF High Yield Bond Portfolio           374          (38)        336           23              -            17          376
Vanguard VIF REIT Index Portfolio              1,228         (356)        872          632            814        10,851       13,169

                             See accompanying notes.

                                  USL VL-R - 3

THE UNITED STATES LIFE INSURANCE COMPANY
 IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS

                                                                                              Divisions
                                                                 -----------------------------------------------------------------
                                                                    AIM V.I.                          American      Credit Suisse
                                                                 International  AIM V.I. Premier     Century VP       Small Cap
                                                                 Growth Fund -    Equity Fund -     Value Fund -       Growth
                                                                    Series I         Series I         Class I         Portfolio

For the Year Ended December 31, 2004
OPERATIONS:
  Net investment income (loss)                                   $           2    $        (239)   $          87    $          (82)
  Net realized gain (loss) on investments                                 (254)          (2,155)             466                10
  Capital gain distributions from mutual funds                               -                -              287                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                           5,235            7,362            4,237             1,203
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations              4,983            4,968            5,077             1,131
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                          10,805           20,493            3,951             4,675
  Net transfers from (to) other Divisions or fixed rate option             706               (1)           3,324             1,378
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                   (4,572)          (8,651)          (6,216)           (1,163)
  Administrative charges                                                  (266)            (513)             (99)             (108)
  Policy loans                                                               -               (1)              (2)                -
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                           6,673           11,327              958             4,782
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 11,656           16,295            6,035             5,913

NET ASSETS:
  Beginning of year                                                     16,614           88,566           36,422             8,285
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $      28,270    $     104,861    $      42,457    $       14,198
                                                                 =============    =============    =============    ==============
For the Year Ended December 31, 2003
OPERATIONS:
  Net investment income (loss)                                   $         (28)   $        (443)   $          31    $          (94)
  Net realized gain (loss) on investments                               (1,221)         (28,855)            (111)                -
  Capital gain distributions from mutual funds                               -                -                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                           4,844           45,955            9,139             1,746
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations              3,595           16,657            9,059             1,652
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                           7,274            9,915            1,501             3,323
  Net transfers from (to) other Divisions or fixed rate option               -          (22,912)          18,027             1,550
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                   (6,790)          (9,673)          (5,601)             (784)
  Administrative charges                                                  (182)            (248)             (38)              (83)
  Policy loans                                                               -               (1)              (1)                -
  Terminations and withdrawals                                            (416)               -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                            (114)         (22,919)          13,888             4,006
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  3,481           (6,262)          22,947             5,658

NET ASSETS:
  Beginning of year                                                     13,133           94,828           13,475             2,627
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $      16,614    $      88,566    $      36,422    $        8,285
                                                                 =============    =============    =============    ==============

                             See accompanying notes.

                                  USL VL-R - 4

THE UNITED STATES LIFE INSURANCE COMPANY
 IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                                 Divisions
                                                                 -----------------------------------------------------------------
                                                                                   Dreyfus VIF
                                                                   Dreyfus IP       Developing      Dreyfus VIF      Fidelity VIP
                                                                  MidCap Stock        Leaders       Quality Bond     Asset Manager
                                                                  Portfolio -      Portfolio -       Portfolio -      Portfolio -
                                                                 Initial shares   Initial shares   Initial shares   Service Class 2
For the Year Ended December 31, 2004
OPERATIONS:
  Net investment income (loss)                                   $         (12)   $        (307)   $         737    $            5
  Net realized gain (loss) on investments                                  307              (14)             (63)                1
  Capital gain distributions from mutual funds                             114                -                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                             148            6,096             (127)                5
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations                557            5,775              547                11
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                           4,390            7,974            3,530                 -
  Net transfers from (to) other Divisions or fixed rate option              17                2               12                94
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                   (3,056)          (5,367)          (3,484)               (9)
  Administrative charges                                                  (110)            (199)             (88)                -
  Policy loans                                                               -               (1)              (5)                -
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                           1,241            2,409              (35)               85
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  1,798            8,184              512                96

NET ASSETS:
  Beginning of year                                                      3,167           53,673           21,690               210
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $       4,965    $      61,857    $      22,202    $          306
                                                                 =============    =============    =============    ==============
For the Year Ended December 31, 2003
OPERATIONS:
  Net investment income (loss)                                   $         130    $        (327)   $         656  + $            7
  Net realized gain (loss) on investments                                    -           (7,767)              28                 -
  Capital gain distributions from mutual funds                               -                -              469  +              -
  Net change in unrealized appreciation (depreciation) of
   investments                                                             344           20,573             (310)               10
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations                474           12,479              843                17
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                             813            7,652            2,998                 -
  Net transfers from (to) other Divisions or fixed rate option           1,342          (11,953)             165               199
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                     (406)          (5,202)          (3,374)               (6)
  Administrative charges                                                   (20)            (191)             (75)                -
  Policy loans                                                               -               (1)              (4)                -
  Terminations and withdrawals                                               -             (436)               -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                           1,729          (10,131)            (290)              193
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  2,203            2,348              553               210

NET ASSETS:
  Beginning of year                                                        964           51,325           21,137                 -
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $       3,167    $      53,673    $      21,690    $          210
                                                                 =============    =============    =============    ==============

                             See accompanying notes.

                                  USL VL-R - 5

THE UNITED STATES LIFE INSURANCE COMPANY
 IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                            Divisions
                                                                 -----------------------------------------------------------------
                                                                  Fidelity VIP     Fidelity VIP    Fidelity VIP        Franklin
                                                                   Contrafund     Equity-Income       Growth         Templeton -
                                                                  Portfolio -      Portfolio -      Portfolio -      Franklin U.S.
                                                                    Service           Service         Service         Government
                                                                    Class 2           Class 2         Class 2       Fund - Class 2
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                                   $        (690)   $         383    $        (603)   $           16
  Net realized gain (loss) on investments                                1,913              218             (653)               (1)
  Capital gain distributions from mutual funds                               -              217                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                          17,272            5,334            3,417                (6)
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations             18,495            6,152            2,161                 9
                                                                 -------------    -------------    -------------    --------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                                          34,889            7,577           21,578               196
  Net transfers from (to) other Divisions or fixed rate option          26,419            1,347            6,134                (2)
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                  (11,977)          (7,537)          (9,585)              (68)
  Administrative charges                                                  (872)            (181)            (540)               (5)
  Policy loans                                                              (2)               -                -                 -
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                          48,457            1,206           17,587               121
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 66,952            7,358           19,748               130

NET ASSETS:
  Beginning of year                                                    110,633           57,957           87,039               200
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $     177,585    $      65,315    $     106,787    $          330
                                                                 =============    =============    =============    ==============

For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                   $        (493)   $         405    $        (545)   $           (1)
  Net realized gain (loss) on investments                               (1,584)              11           (1,537)                -
  Capital gain distributions from mutual funds                               -                -                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                          21,502           13,981           23,141                 2
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations             19,425           14,397           21,059                 1
                                                                 -------------    -------------    -------------    --------------

PRINCIPAL TRANSACTIONS:
  Net premiums                                                          29,747            5,057           15,620                20
  Net transfers from (to) other Divisions or fixed rate option             479           34,744           36,485               216
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                   (9,808)          (6,642)          (8,924)              (37)
  Administrative charges                                                  (744)            (126)            (391)                -
  Policy loans                                                              (2)               -                -                 -
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                          19,672           33,033           42,790               199
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 39,097           47,430           63,849               200

NET ASSETS:
  Beginning of year                                                     71,536           10,527           23,190                 -
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $     110,633    $      57,957    $      87,039    $          200
                                                                 =============    =============    =============    ==============

                             See accompanying notes.

                                  USL VL-R - 6

THE UNITED STATES LIFE INSURANCE COMPANY
 IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                             Divisions
                                                                 -----------------------------------------------------------------
                                                                                    Franklin        Janus Aspen
                                                                    Franklin       Templeton -        Series
                                                                  Templeton -       Templeton      International     Janus Aspen
                                                                 Mutual Shares       Foreign          Growth        Series Mid Cap
                                                                   Securities      Securities       Portfolio -         Growth
                                                                     Fund -          Fund -          Service         Portfolio -
                                                                    Class 2         Class 2           Shares        Service Shares
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                                   $           3    $          37    $          34    $          (15)
  Net realized gain (loss) on investments                                  388              453              131                44
  Capital gain distributions from mutual funds                               -                -                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                             (43)           1,108            2,077               346
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations                348            1,598            2,242               375
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                           1,867            2,552            7,115               191
  Net transfers from (to) other Divisions or fixed rate option               1            2,812             (129)               (3)
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                   (1,374)          (1,958)          (2,008)             (600)
  Administrative charges                                                   (47)             (64)            (178)               (5)
  Policy loans                                                               -                -                -                (1)
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                             447            3,342            4,800              (418)
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    795            4,940            7,042               (43)

NET ASSETS:
  Beginning of year                                                      2,637            6,586            7,360             2,170
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $       3,432    $      11,526    $      14,402    $        2,127
                                                                 =============    =============    =============    ==============
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                   $           9    $          60    $        (175)   $          (61)
  Net realized gain (loss) on investments                                    3                8             (615)                -
  Capital gain distributions from mutual funds                               -                -                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                             552            1,582            2,592               599
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations                564            1,650            1,802               538
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                               -              333            2,587               176
  Net transfers from (to) other Divisions or fixed rate option           2,073            3,988               57               453
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                        -             (344)          (1,902)             (545)
  Administrative charges                                                     -               (8)             (65)               (4)
  Policy loans                                                               -                -                -                (1)
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                           2,073            3,969              677                79
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  2,637            5,619            2,479               617

NET ASSETS:
  Beginning of year                                                          -              967            4,881             1,553
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $       2,637    $       6,586    $       7,360    $        2,170
                                                                 =============    =============    =============    ==============

                             See accompanying notes.

                                  USL VL-R - 7

THE UNITED STATES LIFE INSURANCE COMPANY
 IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                            Divisions
                                                                 -----------------------------------------------------------------
                                                                  Janus Aspen
                                                                    Series                            MFS VIT          MFS VIT
                                                                   Worldwide                          Capital         Emerging
                                                                    Growth           JPMorgan      Opportunities    Growth Series
                                                                  Portfolio -     Small Company      Series -         - Initial
                                                                 Service Shares     Portfolio      Initial Class        Class
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                                   $         121    $         (81)   $          (5)   $         (845)
  Net realized gain (loss) on investments                                 (570)           1,117             (108)          (10,585)
  Capital gain distributions from mutual funds                               -                -                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                           2,237            1,968              274            24,550
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations              1,788            3,004              161            13,120
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                          11,036           10,058            1,691            25,548
  Net transfers from (to) other Divisions or fixed rate option              88            1,352               (7)           (1,882)
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                   (3,889)          (3,897)          (1,647)          (11,631)
  Administrative charges                                                  (276)            (243)             (42)             (630)
  Policy loans                                                               -               (2)              (1)           (1,630)
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                           6,959            7,268               (6)            9,775
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  8,747           10,272              155            22,895

NET ASSETS:
  Beginning of year                                                     46,028            6,209            1,297           107,624
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $      54,775    $      16,481    $       1,452    $      130,519
                                                                 =============    =============    =============    ==============
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                   $         (35)   $        (108)   $         (87)   $         (700)
  Net realized gain (loss) on investments                               (2,413)               2              (78)          (30,407)
  Capital gain distributions from mutual funds                               -                -                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                           9,224            1,403              446            53,070
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations              6,776            1,297              281            21,963
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                          17,680            2,539              147            27,597
  Net transfers from (to) other Divisions or fixed rate option               -              539                -           (13,318)
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                   (3,886)          (1,307)            (384)          (15,006)
  Administrative charges                                                  (442)             (63)              (4)             (690)
  Policy loans                                                               -               (1)              (1)                -
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                          13,352            1,707             (242)           (1,417)
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 20,128            3,004               39            20,546

NET ASSETS:
  Beginning of year                                                     25,900            3,205            1,258            87,078
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $      46,028    $       6,209    $       1,297    $      107,624
                                                                 =============    =============    =============    ==============

                             See accompanying notes.

                                  USL VL-R - 8

THE UNITED STATES LIFE INSURANCE COMPANY
 IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                            Divisions
                                                                 -----------------------------------------------------------------
                                                                                                     Neuberger
                                                                                                     Berman AMT       PIMCO VIT
                                                                  MFS VIT New        MFS VIT          Mid-Cap        Real Return
                                                                   Discovery        Research          Growth         Portfolio -
                                                                   Series -          Series -       Portfolio -     Administrative
                                                                 Initial Class    Initial Class       Class I           Class
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                                   $         (14)   $         214    $        (100)   $           38
  Net realized gain (loss) on investments                                  (16)            (140)              47               276
  Capital gain distributions from mutual funds                               -                -                -               512
  Net change in unrealized appreciation (depreciation) of
   investments                                                             137           10,499            2,038               410
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations                107           10,573            1,985             1,236
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                             372           23,338              181               698
  Net transfers from (to) other Divisions or fixed rate option             (20)             246              (18)            1,339
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                     (529)          (6,317)            (566)             (864)
  Administrative charges                                                    (9)            (583)              (5)              (17)
  Policy loans                                                               -                -                -                 -
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                            (186)          16,684             (408)            1,156
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (79)          27,257            1,577             2,392

NET ASSETS:
  Beginning of year                                                      1,989           70,753           13,082            14,237
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $       1,910    $      98,010    $      14,659    $       16,629
                                                                 =============    =============    =============    ==============
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                   $          38    $        (129)   $         (84)   $          135 +
  Net realized gain (loss) on investments                                   (4)          (3,989)               -                16
  Capital gain distributions from mutual funds                               -                -                -               291 +
  Net change in unrealized appreciation (depreciation) of
   investments                                                             412           14,699            2,253               256
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations                446           10,581            2,169               698
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                             176           23,338            6,568             6,931
  Net transfers from (to) other Divisions or fixed rate option             820               (1)             167               198
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                     (460)          (6,091)            (644)             (774)
  Administrative charges                                                    (4)            (583)            (164)             (173)
  Policy loans                                                               -                -                -                 -
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                             532           16,663            5,927             6,182
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    978           27,244            8,096             6,880

NET ASSETS:
  Beginning of year                                                      1,011           43,509            4,986             7,357
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $       1,989    $      70,753    $      13,082    $       14,237
                                                                 =============    =============    =============    ==============

                             See accompanying notes.

                                  USL VL-R - 9

THE UNITED STATES LIFE INSURANCE COMPANY
 IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                             Divisions
                                                                 -----------------------------------------------------------------
                                                                    PIMCO VIT       PIMCO VIT                          Pioneer
                                                                   Short-Term      Total Return                        Growth
                                                                   Portfolio -     Portfolio -      Pioneer Fund    Opportunities
                                                                 Administrative   Administrative   VCT Portfolio    VCT Portfolio
                                                                      Class           Class          - Class I        - Class I
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                                   $           1    $         515    $         (14)   $           (6)
  Net realized gain (loss) on investments                                    -              123                1                 8
  Capital gain distributions from mutual funds                               1              688                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                               -              469              719               365
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations                  2            1,795              706               367
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                             458           11,531                -                 -
  Net transfers from (to) other Divisions or fixed rate option              (2)              32           32,186            13,161
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                     (159)          (9,057)             (13)             (392)
  Administrative charges                                                   (11)            (288)               -                 -
  Policy loans                                                               -               (2)               -                 -
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                             286            2,216           32,173            12,769
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    288            4,011           32,879            13,136

NET ASSETS:
  Beginning of year                                                          3           43,631                -                 -
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $         291    $      47,642    $      32,879    $       13,136
                                                                 =============    =============    =============    ==============
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                   $           1    $         823 +  $           -    $            -
  Net realized gain (loss) on investments                                    -               23                -                 -
  Capital gain distributions from mutual funds                               -              337 +              -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                               -              478                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations                  1            1,661                -                 -
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                               -            4,119                -                 -
  Net transfers from (to) other Divisions or fixed rate option               1           39,286                -                 -
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                     (145)          (4,483)               -                 -
  Administrative charges                                                     -             (103)               -                 -
  Policy loans                                                               -               (2)               -                 -
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                            (144)          38,817                -                 -
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (143)          40,478                -                 -

NET ASSETS:
  Beginning of year                                                        146            3,153                -                 -
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $           3    $      43,631    $           -    $            -
                                                                 =============    =============    =============    ==============

                             See accompanying notes.

                                  USL VL-R - 10

THE UNITED STATES LIFE INSURANCE COMPANY
 IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                            Divisions
                                                                 -----------------------------------------------------------------
                                                                                                    Putnam VT
                                                                   Putnam VT        Putnam VT      International
                                                                  Diversified      Growth and       Growth and       Safeco RST
                                                                 Income Fund -    Income Fund -    Income Fund -     Core Equity
                                                                   Class IB         Class IB         Class IB         Portfolio
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                                   $       1,166    $       1,987    $         171    $          143
  Net realized gain (loss) on investments                                   51           (2,088)             817              (645)
  Capital gain distributions from mutual funds                               -                -                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                             812           23,449           10,339             2,011
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations              2,029           23,348           11,327             1,509
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                           8,586           14,953           24,139            16,570
  Net transfers from (to) other Divisions or fixed rate option          10,428              (16)             654           (32,264)
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                   (3,428)         (29,275)         (12,533)          (10,563)
  Administrative charges                                                  (215)            (374)            (599)             (414)
  Policy loans                                                              (2)         (10,360)              (2)                -
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                          15,369          (25,072)          11,659           (26,671)
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 17,398           (1,724)          22,986           (25,162)

NET ASSETS:
  Beginning of year                                                     14,534          239,135           46,157            25,162
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $      31,932    $     237,411    $      69,143    $            -
                                                                 =============    =============    =============    ==============
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                   $         947    $       2,368    $         266    $            5
  Net realized gain (loss) on investments                                   32           (6,634)         (18,673)           (3,911)
  Capital gain distributions from mutual funds                               -                -                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                           1,254           56,011           29,913             9,522
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations              2,233           51,745           11,506             5,616
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                           3,627            3,897            4,095                 -
  Net transfers from (to) other Divisions or fixed rate option               -              334          (26,372)                -
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                   (3,016)         (26,603)         (11,629)           (9,725)
  Administrative charges                                                   (91)             (97)            (102)                -
  Policy loans                                                              (2)               -               (1)                -
  Terminations and withdrawals                                               -             (421)               -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                             518          (22,890)         (34,009)           (9,725)
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  2,751           28,855          (22,503)           (4,109)
NET ASSETS:
  Beginning of year                                                     11,783          210,280           68,660            29,271
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $      14,534    $     239,135    $      46,157    $       25,162
                                                                 =============    =============    =============    ==============

                             See accompanying notes.

                                  USL VL-R - 11

THE UNITED STATES LIFE INSURANCE COMPANY
 IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                            Divisions
                                                                 -----------------------------------------------------------------
                                                                   Safeco RST      UIF Equity        UIF High
                                                                     Growth          Growth           Yield       VALIC Company I -
                                                                 Opportunities     Portfolio -      Portfolio -     International
                                                                   Portfolio         Class I         Class I       Equities Fund
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                                   $         (89)   $        (576)   $          60    $          233
  Net realized gain (loss) on investments                                1,905           (7,214)               -              (256)
  Capital gain distributions from mutual funds                               -                -                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                             206           15,166               40             5,271
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations              2,022            7,376              100             5,248
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                           4,791           25,233              490             2,478
  Net transfers from (to) other Divisions or fixed rate option         (13,182)             (41)               1                (5)
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                   (4,235)         (17,911)            (128)           (3,110)
  Administrative charges                                                  (120)            (631)             (12)              (62)
  Policy loans                                                              (1)               -                -                 -
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (12,747)           6,650              351              (699)
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (10,725)          14,026              451             4,549

NET ASSETS:
  Beginning of year                                                     10,725           94,808              927            31,418
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $           -    $     108,834    $       1,378    $       35,967
                                                                 =============    =============    =============    ==============
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                   $        (239)   $        (756)   $          28    $          221
  Net realized gain (loss) on investments                               (1,204)         (37,414)               -              (972)
  Capital gain distributions from mutual funds                               -                -                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                           5,067           57,369               34             9,083
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations              3,624           19,199               62             8,332
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                             161            7,362              314             1,590
  Net transfers from (to) other Divisions or fixed rate option             166          (24,542)             619            21,231
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                   (4,102)         (19,427)             (60)           (2,836)
  Administrative charges                                                    (4)            (184)              (8)              (40)
  Policy loans                                                              (1)               -                -                 -
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                          (3,780)         (36,791)             865            19,945
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                   (156)         (17,592)             927            28,277

NET ASSETS:
  Beginning of year                                                     10,881          112,400                -             3,141
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $      10,725    $      94,808    $         927    $       31,418
                                                                 =============    =============    =============    ==============

                             See accompanying notes.

                                  USL VL-R - 12

THE UNITED STATES LIFE INSURANCE COMPANY
 IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                            Divisions
                                                                 -----------------------------------------------------------------
                                                                                                                    VALIC Company
                                                                 VALIC Company    VALIC Company   VALIC Company     I - Science &
                                                                  I - Mid Cap       I - Money     I - Nasdaq-100      Technology
                                                                  Index Fund      Market I Fund      Index Fund          Fund
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                                   $          64    $         235    $          (3)   $          (77)
  Net realized gain (loss) on investments                                   97                -               (7)             (108)
  Capital gain distributions from mutual funds                           1,448                -                -                -
  Net change in unrealized appreciation (depreciation) of
   investments                                                           9,286                -              151               501
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations             10,895              235              141               316
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                          14,898           89,219              406             2,332
  Net transfers from (to) other Divisions or fixed rate option           4,235          (74,859)              (7)              (15)
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                   (7,506)         (19,845)            (487)             (724)
  Administrative charges                                                  (372)          (2,204)             (10)              (58)
  Policy loans                                                               -               (2)              (2)               (2)
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                          11,255           (7,691)            (100)            1,533
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 22,150           (7,456)              41             1,849

NET ASSETS:
  Beginning of year                                                     63,386          361,167            1,606            10,124
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $      85,536    $     353,711    $       1,647    $       11,973
                                                                 =============    =============    =============    ==============
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                   $         (39)   $        (545)   $           3    $         (281)
  Net realized gain (loss) on investments                              (14,428)               -               (2)             (259)
  Capital gain distributions from mutual funds                             483                -                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                          29,009                -              466             3,536
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations             15,025             (545)             467             2,996
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                          11,297          187,384              147             1,960
  Net transfers from (to) other Divisions or fixed rate option         (31,489)         (27,432)             485               166
  Internal rollovers                                                         -            2,661                -                 -
  Cost of insurance and other charges                                   (7,260)         (20,215)            (388)             (683)
  Administrative charges                                                  (282)          (4,684)              (4)              (49)
  Policy loans                                                               -               (1)              (1)               (1)
  Terminations and withdrawals                                            (458)               -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                         (28,192)         137,713              239             1,393
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                (13,167)         137,168              706             4,389

NET ASSETS:
  Beginning of year                                                     76,553          223,999              900             5,735
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $      63,386    $     361,167    $       1,606    $       10,124
                                                                 =============    =============    =============    ==============

                             See accompanying notes.

                                  USL VL-R - 13

THE UNITED STATES LIFE INSURANCE COMPANY
 IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                                            Divisions
                                                                 -----------------------------------------------------------------
                                                                                                    Van Kampen
                                                                                                    LIT Growth
                                                                 VALIC Company    VALIC Company     and Income       Vanguard VIF
                                                                 I - Small Cap     I - Stock        Portfolio -       High Yield
                                                                  Index Fund       Index Fund         Class I       Bond Portfolio
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                                   $           4    $       4,694    $          21    $          336
  Net realized gain (loss) on investments                                    9           (9,107)             126                23
  Capital gain distributions from mutual funds                               -            8,074                -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                             269           49,037              814                17
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations                282           52,698              961               376
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                              29           17,934            1,273               621
  Net transfers from (to) other Divisions or fixed rate option           2,838            9,798              (10)               (2)
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                      (92)         (20,552)          (1,602)           (1,433)
  Administrative charges                                                    (1)            (448)             (32)              (16)
  Policy loans                                                               -                -             (817)               (3)
  Terminations and withdrawals                                               -           (7,266)               -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                           2,774            (534)           (1,188)             (833)
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                  3,056           52,164             (227)             (457)

NET ASSETS:
  Beginning of year                                                        137          540,208            8,024             5,328
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $       3,193    $     592,372    $       7,797    $        4,871
                                                                 =============    =============    =============    ==============
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                   $           5    $       2,356 +  $         (50)   $          285
  Net realized gain (loss) on investments                                    -          (33,089)             (23)              (13)
  Capital gain distributions from mutual funds                               -            1,771 +              -                 -
  Net change in unrealized appreciation (depreciation) of
   investments                                                              10          133,010            1,823               502
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from operations                 15          104,048            1,750               774
                                                                 -------------    -------------    -------------    --------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                              39           97,989              832               480
  Net transfers from (to) other Divisions or fixed rate option             102          (25,393)              95               103
  Internal rollovers                                                         -                -                -                 -
  Cost of insurance and other charges                                      (18)         (20,353)          (1,521)           (1,267)
  Administrative charges                                                    (1)          (2,450)             (21)              (12)
  Policy loans                                                               -                -               (2)               (3)
  Terminations and withdrawals                                               -                -                -                 -
                                                                 -------------    -------------    -------------    --------------
Increase (decrease) in net assets resulting from principal
  transactions                                                             122           49,793             (617)             (699)
                                                                 -------------    -------------    -------------    --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    137          153,841            1,133                75

NET ASSETS:
  Beginning of year                                                          -          386,367            6,891             5,253
                                                                 -------------    -------------    -------------    --------------
  End of year                                                    $         137    $     540,208    $       8,024    $        5,328
                                                                 =============    =============    =============    ==============

                             See accompanying notes.

                                  USL VL-R - 14

THE UNITED STATES LIFE INSURANCE COMPANY
 IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED

                                                                   Divisions
                                                                 -------------
                                                                  Vanguard VIF
                                                                   REIT Index
                                                                   Portfolio
For the Year Ended December 31, 2004

OPERATIONS:
  Net investment income (loss)                                   $         872
  Net realized gain (loss) on investments                                  632
  Capital gain distributions from mutual funds                             814
  Net change in unrealized appreciation (depreciation) of
   investments                                                          10,851
                                                                 -------------
Increase (decrease) in net assets resulting from operations             13,169
                                                                 -------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                           5,339
  Net transfers from (to) other Divisions or fixed rate option           3,952
  Internal rollovers                                                         -
  Cost of insurance and other charges                                   (3,402)
  Administrative charges                                                  (133)
  Policy loans                                                               -
  Terminations and withdrawals                                               -
                                                                 -------------
Increase (decrease) in net assets resulting from principal
  transactions                                                           5,756
                                                                 -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 18,925

NET ASSETS:
  Beginning of year                                                     39,307
                                                                 -------------
  End of year                                                    $      58,232
                                                                 =============
For the Year Ended December 31, 2003

OPERATIONS:
  Net investment income (loss)                                   $         930 +
  Net realized gain (loss) on investments                                  155
  Capital gain distributions from mutual funds                             915 +
  Net change in unrealized appreciation (depreciation) of
   investments                                                           8,740
                                                                 -------------
Increase (decrease) in net assets resulting from operations             10,740
                                                                 -------------
PRINCIPAL TRANSACTIONS:
  Net premiums                                                           3,668
  Net transfers from (to) other Divisions or fixed rate option          19,146
  Internal rollovers                                                         -
  Cost of insurance and other charges                                   (2,717)
  Administrative charges                                                   (92)
  Policy loans                                                               -
  Terminations and withdrawals                                               -
                                                                 -------------
Increase (decrease) in net assets resulting from principal
 transactions                                                           20,005
                                                                 -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                 30,745

NET ASSETS:
  Beginning of year                                                      8,562
                                                                 -------------
  End of year                                                    $      39,307
                                                                 =============

+ Net investment income (loss) and capital gain distributions from mutual funds for the respective Divisions have been restated due to a misclassification of short-term capital gains in prior years. See Note H for further disclosure.

                             See accompanying notes.

                                  USL VL-R - 15

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS

Note A - Organization

Separate Account USL VL-R (the "Separate Account") was established by The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997 to fund variable universal life insurance policies issued by the Company. The following products are included in the Separate Account: Platinum Investor, Platinum Investor PLUS, Platinum Investor Survivor and Platinum Investor Survivor II. Of the products listed, Platinum Investor and Platinum Investor Survivor are no longer offered for sale.The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account is divided into "Divisions", which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Divisions are as follows:

AIM Variable Insurance Funds ("AIM V.I."):
     AIM V.I. International Growth Fund - Series I
     AIM V.I. Premier Equity Fund - Series I

The Alger American Fund:
     Alger American Leveraged AllCap Portfolio - Class O Shares (3) Alger American MidCap Growth Portfolio - Class O Shares (3)

American Century Variable Portfolios, Inc. ("American Century VP")
     American Century VP Value Fund - Class I

Credit Suisse Trust:
     Credit Suisse Small Cap Growth Portfolio

Dreyfus Investment Portfolios ("Dreyfus IP"):
     Dreyfus IP MidCap Stock Portfolio - Initial shares

Dreyfus Variable Investment Fund ("Dreyfus VIF"):
     Dreyfus VIF Developing Leaders Portfolio - Initial shares
     Dreyfus VIF Quality Bond Portfolio - Initial shares

Fidelity(R) Variable Insurance Products ("Fidelity VIP"):
     Fidelity(R) VIP Asset Manager(SM) Portfolio - Service Class 2 Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 Fidelity(R) VIP Growth Portfolio - Service Class 2 Fidelity(R) VIP Mid Cap Portfolio - Service Class 2 (3)

Franklin Templeton Variable Insurance Products Trust ("Franklin
  Templeton"):
     Franklin Templeton - Franklin Small Cap Value Securities Fund - Class 2 (3) Franklin Templeton - Franklin U.S. Government Fund - Class 2
     Franklin Templeton - Mutual Shares Securities Fund - Class 2
     Franklin Templeton - Templeton Foreign Securities Fund - Class 2

Janus Aspen Series:
     Janus Aspen Series International Growth Portfolio - Service Shares Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
     Janus Aspen Series Worldwide Growth Portfolio - Service Shares

J.P. Morgan Series Trust II:
     JPMorgan Mid Cap Value Portfolio (3)
     JPMorgan Small Company Portfolio

MFS(R) Variable Insurance Trust(SM) ("VIT"):
     MFS(R) VIT Capital Opportunities Series - Initial Class
     MFS(R) VIT Emerging Growth Series - Initial Class
     MFS(R) VIT New Discovery Series - Initial Class
     MFS(R) VIT Research Series - Initial Class

Neuberger Berman Advisers Management Trust ("AMT"):
     Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I

Oppenheimer Variable Account Funds:
     Oppenheimer Balanced Fund/VA - Non-Service Shares (1)(3)
     Oppenheimer Global Securities Fund/VA - Non-Service Shares (3)

PIMCO Variable Insurance Trust ("PIMCO VIT"):
     PIMCO VIT Real Return Portfolio - Administrative Class
     PIMCO VIT Short-Term Portfolio - Administrative Class
     PIMCO VIT Total Return Portfolio - Administrative Class

Pioneer Variable Contracts Trust:
     Pioneer Fund VCT Portfolio - Class I (2)
     Pioneer Growth Opportunities VCT Portfolio - Class I (2)

Putnam Variable Trust ("Putnam VT"):
     Putnam VT Diversified Income Fund - Class IB
     Putnam VT Growth and Income Fund - Class IB
     Putnam VT International Growth and Income Fund - Class IB

Safeco Resource Series Trust ("Safeco RST"):
     Safeco RST Core Equity Portfolio (2)
     Safeco RST Growth Opportunities Portfolio (2)

SunAmerica Series Trust:
     SunAmerica - Aggressive Growth Portfolio - Class 1 (3)
     SunAmerica - SunAmerica Balanced Portfolio - Class 1 (3)

The Universal Institutional Funds, Inc. ("UIF"):
     UIF Equity Growth Portfolio - Class I
     UIF High Yield Portfolio - Class I

                                  USL VL-R - 16

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note A - Organization - Continued

VALIC Company I:
     VALIC Company I - International Equities Fund
     VALIC Company I - Mid Cap Index Fund
     VALIC Company I - Money Market I Fund
     VALIC Company I - Nasdaq - 100(R) Index Fund
     VALIC Company I - Science & Technology Fund
     VALIC Company I - Small Cap Index Fund
     VALIC Company I - Stock Index Fund

Van Kampen Life Investment Trust ("Van Kampen LIT"):
     Van Kampen LIT Growth and Income Portfolio - Class I

Vanguard(R) Variable Insurance Fund ("Vanguard VIF"):
     Vanguard(R) VIF High Yield Bond Portfolio
     Vanguard(R) VIF REIT Index Portfolio

(1) Effective May 1, 2004, Oppenheimer Multiple Strategies Fund/VA changed its name to Oppenheimer Balanced Fund/VA.

(2) Effective December 10, 2004, Safeco RST Core Equity Portfolio and Safeco RST Growth Opportunities Portfolio were reorganized into Pioneer Fund VCT Portfolio - Class I and Pioneer Growth Opportunities VCT Portfolio - Class I, respectively. Policy owners invested in either of the Pioneer portfolios on December 10, 2004 are the only ones who may continue to use these portfolios.

(3)  Division had no activity during 2004.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Divisions above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net premiums from the policies are allocated to the Divisions and invested in the Funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statement of Changes in Net Assets.

Note B - Summary of Significant Accounting Policies and Basis of Presentation

The accompanying financial statements of the Separate Account have been prepared on the basis of accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

Use of estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

Security valuation - The investments in shares of the Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

                                  USL VL-R - 17

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note B - Summary of Significant Accounting Policies and Basis of Presentation - Continued

Security transactions and related investment income - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

Policy loans - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Division(s) and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Division(s), after they are first used to repay all loans taken from the declared fixed interest account option.

Federal income taxes - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

Accumulation unit - This is a measuring unit used to calculate the policy owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

Note C - Policy Charges

Deductions from premium payments - Certain jurisdictions require that a deduction be made from each premium payment for premium taxes. The amount of such deduction varies and may be up to 3.5% of the premium. Also, an additional premium expense charge may be deducted from each after-tax premium payment, prior to allocation to the Separate Account, and used to primarily pay Company distribution expenses and to a lesser extent administrative expenses, other taxes, licenses and fees related to the policy.

----------------------------------------------------
                                   Current Premium
Policies                           Expense Charge
----------------------------------------------------
Platinum Investor VUL                   2.50%
----------------------------------------------------
Platinum Investor PLUS VUL              5.00%
----------------------------------------------------
Platinum Investor Survivor II           5.00%
----------------------------------------------------

Separate Account charges - Currently, charges are assessed through the daily unit value calculation at the following annual rates on the daily net asset value of the Divisions and are paid to the Company. These charges are made in return for the Company's assumption of mortality and expense risks associated with the policies issued.

------------------------------------------------------------------------------------------------------------------------
                                 Mortality and Expense     First Reduction in Mortality   Second Reduction in Mortality
Policies                        Risk Current Annual Rate       and Expense Risk Rate          and Expense Risk Rate
------------------------------------------------------------------------------------------------------------------------
Platinum Investor VUL                    0.75%             0.25% after 10th policy year    0.25% after 20th policy year
------------------------------------------------------------------------------------------------------------------------
Platinum Investor PLUS VUL               0.70%             0.25% after 10th policy year    0.35% after 20th policy year
------------------------------------------------------------------------------------------------------------------------
Platinum Investor Survivor II            0.75%             0.25% after 15th policy year    0.35% after 30th policy year
------------------------------------------------------------------------------------------------------------------------

Other charges paid to the Company by redemption of units outstanding include the deductions for maintenance charges, cost of insurance, additional benefit riders, transfer fees and surrender charges.

                                  USL VL-R - 18

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note C - Policy Charges- Continued

Monthly maintenance charges are paid to the Company for the cost of administrative services we provide under the policies. This charge is currently $6.

Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction.

Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider.

The Company reserves the right to charge a $25 transfer fee for each transfer in excess of 12 during the policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers.

A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. On a partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. Currently, a $10 transaction fee per policy is charged for each partial surrender.

A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                  USL VL-R - 19

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note D - Security Purchases and Sales

For the year ended December 31, 2004, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                       Cost of      Proceeds from
Divisions                                                             Purchases         Sales
-------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I                       $       7,281   $         578
AIM V.I. Premier Equity Fund - Series I                                    14,860           3,770
American Century VP Value Fund - Class I                                    5,709           4,365
Credit Suisse Small Cap Growth Portfolio                                    4,729              29
Dreyfus IP MidCap Stock Portfolio - Initial shares                          5,177           3,836
Dreyfus VIF Developing Leaders Portfolio - Initial shares                   2,768             665
Dreyfus VIF Quality Bond Portfolio - Initial shares                         2,827           2,123
Fidelity VIP Asset Manager Portfolio - Service Class 2                        101              10
Fidelity VIP Contrafund Portfolio - Service Class 2                        59,605          11,834
Fidelity VIP Equity-Income Portfolio - Service Class 2                      3,839           2,031
Fidelity VIP Growth Portfolio - Service Class 2                            22,662           5,675
Franklin Templeton - Franklin U.S. Government Fund - Class 2                  179              43
Franklin Templeton - Mutual Shares Securities Fund - Class 2                2,188           1,740
Franklin Templeton - Templeton Foreign Securities Fund - Class 2            5,216           1,825
Janus Aspen Series International Growth Portfolio - Service Shares          6,785           1,948
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares                  104             537
Janus Aspen Series Worldwide Growth Portfolio - Service Shares             10,638           3,556
JPMorgan Small Company Portfolio                                           11,520           4,334
MFS VIT Capital Opportunities Series - Initial Class                        1,898           1,909
MFS VIT Emerging Growth Series - Initial Class                             18,112           9,150
MFS VIT New Discovery Series - Initial Class                                  236             437
MFS VIT Research Series - Initial Class                                    23,769           6,867
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                       115             622
PIMCO VIT Real Return Portfolio - Administrative Class                      3,800           2,093
PIMCO VIT Short-Term Portfolio - Administrative Class                         379              90
PIMCO VIT Total Return Portfolio - Administrative Class                     9,799           6,312
Pioneer Fund VCT Portfolio - Class I                                       32,186              28
Pioneer Growth Opportunities VCT Portfolio - Class I                       13,159             396
Putnam VT Diversified Income Fund - Class IB                               19,186           2,700
Putnam VT Growth and Income Fund - Class IB                                13,692          36,797
Putnam VT International Growth and Income Fund - Class IB                  22,529          10,745
Safeco RST Core Equity Portfolio                                           16,411          42,953
Safeco RST Growth Opportunities Portfolio                                   3,651          16,551
UIF Equity Growth Portfolio - Class I                                      21,496          15,430
UIF High Yield Portfolio - Class I                                            411               -
VALIC Company I - International Equities Fund                                 684           1,148
VALIC Company I - Mid Cap Index Fund                                       15,647           2,794
VALIC Company I - Money Market I Fund                                      86,141          93,547
VALIC Company I - Nasdaq-100 Index Fund                                       318             422
VALIC Company I - Science & Technology Fund                                 2,200             732
VALIC Company I - Small Cap Index Fund                                      2,847              69
VALIC Company I - Stock Index Fund                                         34,768          22,551
Van Kampen LIT Growth and Income Portfolio - Class I                          584           1,751
Vanguard VIF High Yield Bond Portfolio                                        776           1,287
Vanguard VIF REIT Index Portfolio                                           9,982           2,542

                                  USL VL-R - 20

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note E - Investments

The following is a summary of fund shares owned as of December 31, 2004.

                                                                                                      Value of
                                                                                                   Shares at Fair        Cost of
Divisions                                                          Shares       Net Asset Value        Value           Shares Held
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I                            1,430  $          19.77   $        28,270   $      24,606
AIM V.I. Premier Equity Fund - Series I                                  4,923             21.30           104,864         121,083
American Century VP Value Fund - Class I                                 4,852              8.75            42,457          31,563
Credit Suisse Small Cap Growth Portfolio                                   928             15.30            14,197          11,234
Dreyfus IP MidCap Stock Portfolio - Initial shares                         281             17.62             4,960           4,507
Dreyfus VIF Developing Leaders Portfolio - Initial shares                1,489             41.55            61,855          54,942
Dreyfus VIF Quality Bond Portfolio - Initial shares                      1,946             11.41            22,203          22,560
Fidelity VIP Asset Manager Portfolio - Service Class 2                      21             14.64               307             292
Fidelity VIP Contrafund Portfolio - Service Class 2                      6,740             26.35           177,591         144,654
Fidelity VIP Equity-Income Portfolio - Service Class 2                   2,604             25.09            65,324          47,996
Fidelity VIP Growth Portfolio - Service Class 2                          3,375             31.64           106,788          86,010
Franklin Templeton - Franklin U.S. Government Fund - Class 2                25             12.84               322             325
Franklin Templeton - Mutual Shares Securities Fund - Class 2               206             16.64             3,430           2,921
Franklin Templeton - Templeton Foreign Securities Fund - Class 2           803             14.35            11,526           8,835
Janus Aspen Series International Growth Portfolio - Service Shares         535             26.94            14,411          11,536
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares                84             25.36             2,128           1,678
Janus Aspen Series Worldwide Growth Portfolio - Service Shares           2,058             26.62            54,777          50,076
JPMorgan Small Company Portfolio                                           922             17.88            16,478          13,404
MFS VIT Capital Opportunities Series - Initial Class                       107             13.57             1,453           1,305
MFS VIT Emerging Growth Series - Initial Class                           7,450             17.52           130,519         139,883
MFS VIT New Discovery Series - Initial Class                               128             14.87             1,909           1,486
MFS VIT Research Series - Initial Class                                  6,406             15.30            98,019          82,212
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I                    822             17.83            14,659          11,583
PIMCO VIT Real Return Portfolio - Administrative Class                   1,287             12.92            16,622          15,444
PIMCO VIT Short-Term Portfolio - Administrative Class                       29             10.08               288             289
PIMCO VIT Total Return Portfolio - Administrative Class                  4,533             10.51            47,641          46,666
Pioneer Fund VCT Portfolio - Class I                                     1,598             20.57            32,879          32,159
Pioneer Growth Opportunities VCT Portfolio - Class I                       552             23.78            13,136          12,771
Putnam VT Diversified Income Fund - Class IB                             3,482              9.17            31,931          29,822
Putnam VT Growth and Income Fund - Class IB                              9,332             25.44           237,411         232,346
Putnam VT International Growth and Income Fund - Class IB                5,118             13.51            69,143          53,735
UIF Equity Growth Portfolio - Class I                                    7,915             13.75           108,834         113,988
UIF High Yield Portfolio - Class I                                         189              7.28             1,378           1,304
VALIC Company I - International Equities Fund                            4,576              7.86            35,971          23,880
VALIC Company I - Mid Cap Index Fund                                     4,016             21.30            85,536          71,307
VALIC Company I - Money Market I Fund                                  353,706              1.00           353,706         353,706
VALIC Company I - Nasdaq-100 Index Fund                                    365              4.51             1,647           1,517
VALIC Company I - Science & Technology Fund                              1,048             11.42            11,973          11,075
VALIC Company I - Small Cap Index Fund                                     199             16.04             3,193           2,914
VALIC Company I - Stock Index Fund                                      18,077             32.77           592,373         569,764
Van Kampen LIT Growth and Income Portfolio - Class I                       404             19.32             7,800           6,523
Vanguard VIF High Yield Bond Portfolio                                     540              9.02             4,871           4,503
Vanguard VIF REIT Index Portfolio                                        2,898             20.09            58,223          38,712

                                  USL VL-R - 21

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units

Summary of Changes in Units for the year ended December 31, 2004.

                                                                      Accumulation     Accumulation     Net Increase
Divisions                                                             Units Issued    Units Redeemed     (Decrease)
----------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I
     Platinum Investor                                                         1,088            (468)             620
     Platinum Investor PLUS                                                       75              (5)              70
AIM V.I. Premier Equity Fund - Series I
     Platinum Investor                                                         2,118            (923)           1,195
American Century VP Value Fund - Class I
     Platinum Investor                                                           519            (445)              74
Credit Suisse Small Cap Growth Portfolio
     Platinum Investor                                                           557            (137)             420
     Platinum Investor PLUS                                                      154             (12)             142
Dreyfus IP MidCap Stock Portfolio - Initial shares
     Platinum Investor                                                           391            (279)             112
Dreyfus VIF Developing Leaders Portfolio - Initial shares
     Platinum Investor                                                           595            (412)             183
Dreyfus VIF Quality Bond Portfolio - Initial shares
     Platinum Investor                                                           265            (269)              (4)
Fidelity VIP Asset Manager Portfolio - Service Class 2
     Platinum Investor                                                             -              (1)              (1)
     Platinum Investor PLUS                                                        9               -                9
Fidelity VIP Contrafund Portfolio - Service Class 2
     Platinum Investor                                                         5,911          (1,208)           4,703
Fidelity VIP Equity-Income Portfolio - Service Class 2
     Platinum Investor                                                           683            (719)             (36)
     Platinum Investor PLUS                                                      153             (11)             142
Fidelity VIP Growth Portfolio - Service Class 2
     Platinum Investor                                                         4,068          (1,462)           2,606
Franklin Templeton - Franklin U.S. Government Fund - Class 2
     Platinum Investor                                                            17              (6)              11
Franklin Templeton - Mutual Shares Securities Fund - Class 2
     Platinum Investor                                                           162            (122)              40
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
     Platinum Investor                                                           481            (177)             304
Janus Aspen Series International Growth Portfolio - Service Shares
     Platinum Investor                                                         1,018            (292)             726
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
     Platinum Investor                                                            41            (129)             (88)
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
     Platinum Investor                                                         1,712            (631)           1,081
JPMorgan Small Company Portfolio
     Platinum Investor                                                           979            (387)             592
     Platinum Investor PLUS                                                      151             (10)             141
MFS VIT Capital Opportunities Series - Initial Class
     Platinum Investor                                                           270            (269)               1
MFS VIT Emerging Growth Series - Initial Class
     Platinum Investor                                                         2,528          (1,747)             781
     Platinum Investor PLUS                                                      156             (11)             145
MFS VIT New Discovery Series - Initial Class
     Platinum Investor                                                            45             (68)             (23)
MFS VIT Research Series - Initial Class
     Platinum Investor                                                         3,157            (935)           2,222

                                  USL VL-R - 22

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2004.

                                                                      Accumulation     Accumulation     Net Increase
Divisions                                                             Units Issued    Units Redeemed     (Decrease)
----------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
     Platinum Investor                                                            30             (99)             (69)
PIMCO VIT Real Return Portfolio - Administrative Class
     Platinum Investor                                                           140             (59)              81
PIMCO VIT Short-Term Portfolio - Administrative Class
     Platinum Investor                                                            40             (14)              26
PIMCO VIT Total Return Portfolio - Administrative Class
     Platinum Investor                                                           882            (712)             170
Pioneer Fund VCT Portfolio - Class I
     Platinum Investor                                                         3,219              (2)           3,217
Pioneer Growth Opportunities VCT Portfolio - Class I
     Platinum Investor                                                         1,316             (38)           1,278
Putnam VT Diversified Income Fund - Class IB
     Platinum Investor                                                         1,493            (272)           1,221
Putnam VT Growth and Income Fund - Class IB
     Platinum Investor                                                         1,355          (3,612)          (2,257)
Putnam VT International Growth and Income Fund - Class IB
     Platinum Investor                                                         2,094          (1,101)             993
     Platinum Investor PLUS                                                       75              (5)              70
Safeco RST Core Equity Portfolio
     Platinum Investor                                                         1,833          (4,703)          (2,870)
Safeco RST Growth Opportunities Portfolio
     Platinum Investor                                                           512          (1,746)          (1,234)
UIF Equity Growth Portfolio - Class I
     Platinum Investor                                                         2,593          (1,870)             723
UIF High Yield Portfolio - Class I
     Platinum Investor                                                            45             (11)              34
VALIC Company I - International Equities Fund
     Platinum Investor                                                           259            (333)             (74)
VALIC Company I - Mid Cap Index Fund
     Platinum Investor                                                         1,094            (438)             656
VALIC Company I - Money Market I Fund
     Platinum Investor                                                         6,900          (7,560)            (660)
     Platinum Investor PLUS                                                      713            (713)               -
VALIC Company I - Nasdaq-100 Index Fund
     Platinum Investor                                                            89            (111)             (22)
VALIC Company I - Science & Technology Fund
     Platinum Investor                                                           662            (195)             467
VALIC Company I - Small Cap Index Fund
     Platinum Investor                                                           237              (8)             229
VALIC Company I - Stock Index Fund
     Platinum Investor                                                         2,572          (2,585)             (13)
Van Kampen LIT Growth and Income Portfolio - Class I
     Platinum Investor                                                           116            (226)            (110)
Vanguard VIF High Yield Bond Portfolio
     Platinum Investor                                                            50            (118)             (68)
Vanguard VIF REIT Index Portfolio
     Platinum Investor                                                           524            (187)             337

                                  USL VL-R - 23

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2003.

                                                                      Accumulation     Accumulation     Net Increase
Divisions                                                             Units Issued    Units Redeemed     (Decrease)
----------------------------------------------------------------------------------------------------------------------
AIM V.I. International Growth Fund - Series I
      Platinum Investor                                                          950            (973)             (23)
AIM V.I. Premier Equity Fund - Series I
      Platinum Investor                                                        1,175          (4,255)          (3,080)
American Century VP Value Fund - Class I
      Platinum Investor                                                        1,925            (494)           1,431
Credit Suisse Small Cap Growth Portfolio
      Platinum Investor                                                          731            (137)             594
Dreyfus IP MidCap Stock Portfolio - Initial shares
      Platinum Investor                                                          222             (44)             178
Dreyfus VIF Developing Leaders Portfolio - Initial shares
      Platinum Investor                                                          728          (1,793)          (1,065)
Dreyfus VIF Quality Bond Portfolio - Initial shares
      Platinum Investor                                                          238            (263)             (25)
Fidelity VIP Asset Manager Portfolio - Service Class 2
      Platinum Investor                                                           23              (1)              22
Fidelity VIP Contrafund Portfolio - Service Class 2
      Platinum Investor                                                        3,278          (1,216)           2,062
Fidelity VIP Equity-Income Portfolio - Service Class 2
      Platinum Investor                                                        5,177            (781)           4,396
Fidelity VIP Growth Portfolio - Service Class 2
      Platinum Investor                                                       10,080          (1,562)           8,518
Franklin Templeton - Franklin U.S. Government Fund - Class 2
      Platinum Investor                                                           21              (3)              18
Franklin Templeton - Mutual Shares Securities Fund - Class 2
      Platinum Investor                                                          242               -              242
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
      Platinum Investor                                                          542             (38)             504
Janus Aspen Series International Growth Portfolio - Service Shares
      Platinum Investor                                                          481            (355)             126
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
      Platinum Investor                                                          167            (146)              21
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
      Platinum Investor                                                        2,974            (700)           2,274
JPMorgan Small Company Portfolio
      Platinum Investor                                                          386            (178)             208
MFS VIT Capital Opportunities Series - Initial Class
      Platinum Investor                                                           26             (75)             (49)
MFS VIT Emerging Growth Series - Initial Class
      Platinum Investor                                                        3,157          (3,686)            (529)
MFS VIT New Discovery Series - Initial Class
      Platinum Investor                                                          151             (69)              82
MFS VIT Research Series - Initial Class
      Platinum Investor                                                        3,668          (1,076)           2,592
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
      Platinum Investor                                                        1,326            (108)           1,218
PIMCO VIT Real Return Portfolio - Administrative Class
      Platinum Investor                                                          491             (45)             446

                                  USL VL-R - 24

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note F - Summary of Changes in Units - Continued

Summary of Changes in Units for the year ended December 31, 2003.

                                                                      Accumulation     Accumulation     Net Increase
Divisions                                                             Units Issued    Units Redeemed     (Decrease)
----------------------------------------------------------------------------------------------------------------------
PIMCO VIT Short-Term Portfolio - Administrative Class
     Platinum Investor                                                             -             (13)             (13)
PIMCO VIT Total Return Portfolio - Administrative Class
     Platinum Investor                                                         3,588            (363)           3,225
Putnam VT Diversified Income Fund - Class IB
     Platinum Investor                                                           309            (269)              40
Putnam VT Growth and Income Fund - Class IB
     Platinum Investor                                                           468          (2,996)          (2,528)
Putnam VT International Growth and Income Fund - Class IB
     Platinum Investor                                                           459          (4,909)          (4,450)
Safeco RST Core Equity Portfolio
     Platinum Investor                                                             1          (1,265)          (1,264)
Safeco RST Growth Opportunities Portfolio
     Platinum Investor                                                            55            (597)            (542)
UIF Equity Growth Portfolio - Class I
     Platinum Investor                                                           901          (5,544)          (4,643)
UIF High Yield Portfolio - Class I
     Platinum Investor                                                            96              (6)              90
VALIC Company I - International Equities Fund
     Platinum Investor                                                         3,412            (373)           3,039
VALIC Company I - Mid Cap Index Fund
     Platinum Investor                                                           843          (3,214)          (2,371)
VALIC Company I - Money Market I Fund
     Platinum Investor                                                        15,987          (4,118)          11,869
VALIC Company I - Nasdaq-100 Index Fund
     Platinum Investor                                                           167            (105)              62
VALIC Company I - Science & Technology Fund
     Platinum Investor                                                           592            (211)             381
VALIC Company I - Small Cap Index Fund
     Platinum Investor                                                            14              (2)              12
VALIC Company I - Stock Index Fund
     Platinum Investor                                                        10,313          (5,654)           4,659
Van Kampen LIT Growth and Income Portfolio - Class I
     Platinum Investor                                                           101            (171)             (70)
Vanguard VIF High Yield Bond Portfolio
     Platinum Investor                                                            51            (115)             (64)
Vanguard VIF REIT Index Portfolio
     Platinum Investor                                                         1,846            (190)           1,656

                                  USL VL-R - 25

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                   Investment
                                                                                Unit       Net       Income     Expense    Total
Divisions                                                            Units     Value     Assets     Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------------
2004
AIM V.I. International Growth Fund - Series I
      Platinum Investor                                                2,458  $  11.13  $  27,348       0.73%      0.75%     23.08%
      Platinum Investor PLUS                                              70     13.20        922       1.15%      0.70%     23.14%
AIM V.I. Premier Equity Fund - Series I
      Platinum Investor                                               10,551      9.94    104,861       0.49%      0.75%      4.98%
American Century VP Value Fund - Class I
      Platinum Investor                                                2,792     15.21     42,457       0.94%      0.75%     13.48%
Credit Suisse Small Cap Growth Portfolio
      Platinum Investor                                                1,535      8.18     12,556       0.00%      0.75%     10.04%
      Platinum Investor PLUS                                             142     11.54      1,642       0.00%      0.70%     10.10%
Dreyfus IP MidCap Stock Portfolio - Initial shares
      Platinum Investor                                                  408     12.16      4,965       0.44%      0.75%     13.62%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
      Platinum Investor                                                4,445     13.92     61,857       0.20%      0.75%     10.51%
Dreyfus VIF Quality Bond Portfolio - Initial shares
      Platinum Investor                                                1,665     13.33     22,202       4.11%      0.75%      2.60%
Fidelity VIP Asset Manager Portfolio - Service Class 2
      Platinum Investor                                                   21     10.18        210       2.53%      0.75%      4.39%
      Platinum Investor PLUS                                               9     10.91         96       0.00%      0.70%      4.44%
Fidelity VIP Contrafund Portfolio - Service Class 2
      Platinum Investor                                               16,335     10.87    177,585       0.17%      0.75%     14.30%
Fidelity VIP Equity-Income Portfolio - Service Class 2
      Platinum Investor                                                5,706     11.14     63,586       1.37%      0.75%     10.40%
      Platinum Investor PLUS                                             142     12.18      1,729       0.00%      0.70%     10.46%
Fidelity VIP Growth Portfolio - Service Class 2
      Platinum Investor                                               15,721      6.79    106,787       0.13%      0.75%      2.35%
Franklin Templeton - Franklin U.S. Government Fund - Class 2
      Platinum Investor                                                   29     11.39        330       6.82%      0.75%      2.70%
Franklin Templeton - Mutual Shares Securities Fund - Class 2
      Platinum Investor                                                  282     12.16      3,432       0.84%      0.75%     11.79%
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
      Platinum Investor                                                  928     12.42     11,526       1.22%      0.75%     17.64%
Janus Aspen Series International Growth Portfolio - Service Shares
      Platinum Investor                                                1,825      7.89     14,402       1.05%      0.75%     17.80%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
      Platinum Investor                                                  401      5.31      2,127       0.00%      0.75%     19.58%
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
      Platinum Investor                                                8,433      6.50     54,775       0.90%      0.75%      3.75%
JPMorgan Small Company Portfolio
      Platinum Investor                                                1,279     11.41     14,598       0.00%      0.75%     26.22%
      Platinum Investor PLUS                                             141     13.39      1,883       0.00%      0.70%     26.28%
MFS VIT Capital Opportunities Series - Initial Class
      Platinum Investor                                                  218      6.67      1,452       0.37%      0.75%     11.62%
MFS VIT Emerging Growth Series - Initial Class
      Platinum Investor                                               12,337     10.44    128,816       0.00%      0.75%     12.12%
      Platinum Investor PLUS                                             145     11.78      1,703       0.00%      0.70%     12.17%

                                  USL VL-R - 26

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                   Investment
                                                                                Unit       Net       Income     Expense    Total
Divisions                                                            Units     Value     Assets     Ratio (a)  Ratio (b)  Return (c)
------------------------------------------------------------------------------------------------------------------------------------
2004 - Continued
MFS VIT New Discovery Series - Initial Class
      Platinum Investor                                                  228  $   8.38  $   1,910       0.00%      0.75%      5.72%
MFS VIT Research Series - Initial Class
      Platinum Investor                                               13,075      7.50     98,010       0.89%      0.75%     14.98%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
      Platinum Investor                                                2,293      6.39     14,659       0.00%      0.75%     15.44%
PIMCO VIT Real Return Portfolio - Administrative Class
      Platinum Investor                                                1,090     15.25     16,629       1.02%      0.75%      8.11%
PIMCO VIT Short-Term Portfolio - Administrative Class
      Platinum Investor                                                   26     11.08        291       1.52%      0.75%      0.54%
PIMCO VIT Total Return Portfolio - Administrative Class
      Platinum Investor                                                3,658     13.02     47,642       1.87%      0.75%      4.11%
Pioneer Fund VCT Portfolio - Class I
      Platinum Investor                                                3,217     10.22     32,879       0.00%      0.75%      2.19%
Pioneer Growth Opportunities VCT Portfolio - Class I
      Platinum Investor                                                1,278     10.28     13,136       0.00%      0.75%     24.22%
Putnam VT Diversified Income Fund - Class IB
      Platinum Investor                                                2,410     13.25     31,932       5.69%      0.75%      8.39%
Putnam VT Growth and Income Fund - Class IB
      Platinum Investor                                               20,367     11.66    237,411       1.58%      0.75%     10.28%
Putnam VT International Growth and Income Fund - Class IB
      Platinum Investor                                                5,291     12.89     68,229       1.02%      0.75%     20.08%
      Platinum Investor PLUS                                              70     13.14        914       0.00%      0.70%     20.14%
Safeco RST Core Equity Portfolio
      Platinum Investor                                                    -      9.17          -       2.75%      0.75%      4.59%
Safeco RST Growth Opportunities Portfolio
      Platinum Investor                                                    -     10.26          -       0.00%      0.75%     18.09%
UIF Equity Growth Portfolio - Class I
      Platinum Investor                                               10,601     10.27    108,834       0.17%      0.75%      6.97%
UIF High Yield Portfolio - Class I
      Platinum Investor                                                  124     11.14      1,378       5.95%      0.75%      8.67%
VALIC Company I - International Equities Fund
      Platinum Investor                                                3,414     10.54     35,967       1.41%      0.75%     16.98%
VALIC Company I - Mid Cap Index Fund
      Platinum Investor                                                4,483     19.08     85,536       0.83%      0.75%     15.18%
VALIC Company I - Money Market I Fund
      Platinum Investor                                               30,514     11.59    353,711       0.84%      0.75%      0.05%
      Platinum Investor PLUS                                               -     10.01          -       0.00%      0.70%      0.10%
VALIC Company I - Nasdaq-100 Index Fund
      Platinum Investor                                                  340      4.85      1,647       0.55%      0.75%      9.23%
VALIC Company I - Science & Technology Fund
      Platinum Investor                                                3,032      3.95     11,973       0.00%      0.75%      0.04%
VALIC Company I - Small Cap Index Fund
      Platinum Investor                                                  241     13.24      3,193       1.45%      0.75%     17.01%
VALIC Company I - Stock Index Fund
      Platinum Investor                                               51,798     11.44    592,372       1.57%      0.75%      9.68%

                                  USL VL-R - 27

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                   Investment
                                                                                Unit       Net       Income     Expense    Total
Divisions                                                            Units     Value     Assets     Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------------
2004 - Continued
Van Kampen LIT Growth and Income Portfolio - Class I
      Platinum Investor                                                  653  $  11.93  $   7,797       0.99%      0.75%     13.52%
Vanguard VIF High Yield Bond Portfolio
      Platinum Investor                                                  382     12.76      4,871       7.33%      0.75%      7.71%
Vanguard VIF REIT Index Portfolio
      Platinum Investor                                                2,679     21.74     58,232       2.52%      0.75%     29.54%

2003
AIM V.I. International Growth Fund - Series I
      Platinum Investor                                                1,838      9.04     16,614       0.54%      0.75%     28.10%
AIM V.I. Premier Equity Fund - Series I
      Platinum Investor                                                9,356      9.47     88,566       0.26%      0.75%     24.15%
American Century VP Value Fund - Class I
      Platinum Investor                                                2,718     13.40     36,422       1.47%      0.75%     28.00%
Credit Suisse Small Cap Growth Portfolio
      Platinum Investor                                                1,115      7.43      8,285       0.00%      0.75%     47.44%
Dreyfus IP MidCap Stock Portfolio - Initial shares
      Platinum Investor                                                  296     10.70      3,167       0.36%      0.75%     30.74%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
      Platinum Investor                                                4,262     12.59     53,673       0.03%      0.75%     30.71%
Dreyfus VIF Quality Bond Portfolio - Initial shares
      Platinum Investor                                                1,669     12.99     21,690       3.86% +    0.75%      4.16%
Fidelity VIP Asset Manager Portfolio - Service Class 2
      Platinum Investor                                                   22      9.75        210       0.00%      0.75%     16.79%
Fidelity VIP Contrafund Portfolio - Service Class 2
      Platinum Investor                                               11,632      9.51    110,633       0.26%      0.75%     27.24%
Fidelity VIP Equity-Income Portfolio - Service Class 2
      Platinum Investor                                                5,742     10.09     57,957       2.34%      0.75%     29.06%
Fidelity VIP Growth Portfolio - Service Class 2
      Platinum Investor                                               13,115      6.64     87,039       0.13%      0.75%     31.55%
Franklin Templeton - Franklin U.S. Government Fund - Class 2
      Platinum Investor                                                   18     11.09        200       0.00%      0.75%      1.45%
Franklin Templeton - Mutual Shares Securities Fund - Class 2
      Platinum Investor                                                  242     10.88      2,637       1.81%      0.75%     24.21%
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
      Platinum Investor                                                  624     10.55      6,586       2.15%      0.75%     31.23%
Janus Aspen Series International Growth Portfolio - Service Shares
      Platinum Investor                                                1,099      6.70      7,360       1.10%      0.75%     33.53%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
      Platinum Investor                                                  489      4.44      2,170       0.00%      0.75%     33.76%
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
      Platinum Investor                                                7,352      6.26     46,028       0.69%      0.75%     22.76%
JPMorgan Small Company Portfolio
      Platinum Investor                                                  687      9.04      6,209       0.00%      0.75%     34.96%
MFS VIT Capital Opportunities Series - Initial Class
      Platinum Investor                                                  217      5.98      1,297       0.30%      0.75%     26.44%

                                  USL VL-R - 28

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                   Investment
                                                                                Unit       Net       Income     Expense    Total
Divisions                                                            Units     Value     Assets     Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------------
2003 - Continued
MFS VIT Emerging Growth Series - Initial Class
      Platinum Investor                                               11,556  $   9.31  $ 107,624       0.00%      0.75%     29.25%
MFS VIT New Discovery Series - Initial Class
      Platinum Investor                                                  251      7.93      1,989       0.00%      0.75%     32.72%
MFS VIT Research Series - Initial Class
      Platinum Investor                                               10,853      6.52     70,753       0.53%      0.75%     23.77%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
      Platinum Investor                                                2,362      5.54     13,082       0.00%      0.75%     27.11%
PIMCO VIT Real Return Portfolio - Administrative Class
      Platinum Investor                                                1,009     14.11     14,237       2.02% +    0.75%      8.04%
PIMCO VIT Short-Term Portfolio - Administrative Class
      Platinum Investor                                                    0     11.02          3       0.00%      0.75%      1.29%
PIMCO VIT Total Return Portfolio - Administrative Class
      Platinum Investor                                                3,488     12.51     43,631       4.67% +    0.75%      4.26%
Putnam VT Diversified Income Fund - Class IB
      Platinum Investor                                                1,189     12.22     14,534       8.63%      0.75%     19.15%
Putnam VT Growth and Income Fund - Class IB
      Platinum Investor                                               22,624     10.57    239,135       1.78%      0.75%     26.43%
Putnam VT International Growth and Income Fund - Class IB
      Platinum Investor                                                4,298     10.74     46,157       1.09%      0.75%     36.82%
Safeco RST Core Equity Portfolio
      Platinum Investor                                                2,870      8.77     25,162       0.84%      0.75%     23.85%
Safeco RST Growth Opportunities Portfolio
      Platinum Investor                                                1,234      8.69     10,725       0.00%      0.75%     41.87%
UIF Equity Growth Portfolio - Class I
      Platinum Investor                                                9,878      9.60     94,808       0.00%      0.75%     23.99%
UIF High Yield Portfolio - Class I
      Platinum Investor                                                   90     10.25        927       0.00%      0.75%     24.76%
VALIC Company I - International Equities Fund
      Platinum Investor                                                3,488      9.01     31,418       2.36%      0.75%     28.67%
VALIC Company I - Mid Cap Index Fund
      Platinum Investor                                                3,827     16.56     63,386       0.51%      0.75%     34.11%
VALIC Company I - Money Market I Fund
      Platinum Investor                                               31,174     11.59    361,167       0.66%      0.75%     -0.15%
VALIC Company I - Nasdaq-100 Index Fund
      Platinum Investor                                                  362      4.44      1,606       0.00%      0.75%     48.16%
VALIC Company I - Science & Technology Fund
      Platinum Investor                                                2,565      3.95     10,124       0.00%      0.75%     50.34%
VALIC Company I - Small Cap Index Fund
      Platinum Investor                                                   12     11.31        137       0.25%      0.75%     45.38%
VALIC Company I - Stock Index Fund
      Platinum Investor                                               51,811     10.43    540,208       1.21% +    0.75%     27.24%
Van Kampen LIT Growth and Income Portfolio - Class I
      Platinum Investor                                                  763     10.51      8,024       0.97%      0.75%     27.07%
Vanguard VIF High Yield Bond Portfolio
      Platinum Investor                                                  450     11.85      5,328       7.53%      0.75%     16.00%

                                  USL VL-R - 29

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                   Investment
                                                                                Unit       Net       Income     Expense    Total
Divisions                                                            Units     Value     Assets     Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------------
2003 - Continued
Vanguard VIF REIT Index Portfolio
      Platinum Investor                                                2,342  $  16.78  $  39,307       4.92% +    0.75%     34.47%

2002
AIM V.I. International Growth Fund - Series I
      Platinum Investor                                                1,861      7.06     13,133       0.73%      0.75%    -16.30%
AIM V.I. Premier Equity Fund - Series I
      Platinum Investor                                               12,436      7.63     94,828       0.36%      0.75%    -30.78%
American Century VP Value Fund - Class I
      Platinum Investor                                                1,287     10.47     13,475       1.13% +    0.75%    -13.27%
Credit Suisse Small Cap Growth Portfolio
      Platinum Investor                                                  521      5.04      2,627       0.00%      0.75%      0.00%
Dreyfus IP MidCap Stock Portfolio - Initial shares
      Platinum Investor                                                  118      8.18        964       0.13%      0.75%    -13.15%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
      Platinum Investor                                                5,327      9.63     51,325       0.05%      0.75%    -19.73%
Dreyfus VIF Quality Bond Portfolio - Initial shares
      Platinum Investor                                                1,694     12.47     21,137       5.17%      0.75%      6.96%
Fidelity VIP Contrafund Portfolio - Service Class 2
      Platinum Investor                                                9,570      7.48     71,536       0.60%      0.75%    -10.28%
Fidelity VIP Equity-Income Portfolio - Service Class 2
      Platinum Investor                                                1,346      7.82     10,527       1.11% +    0.75%    -17.77%
Fidelity VIP Growth Portfolio - Service Class 2
      Platinum Investor                                                4,597      5.04     23,190       0.10%      0.75%    -30.82%
Franklin Templeton - Templeton Foreign Securities Fund - Class 2
      Platinum Investor                                                  120      8.04        967       0.00%      0.75%      0.00%
Janus Aspen Series International Growth Portfolio - Service Shares
      Platinum Investor                                                  973      5.02      4,881       1.04%      0.75%    -26.31%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
      Platinum Investor                                                  468      3.32      1,553       0.00%      0.75%    -28.66%
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
      Platinum Investor                                                5,078      5.10     25,900       0.70%      0.75%    -26.26%
JPMorgan Small Company Portfolio
      Platinum Investor                                                  479      6.70      3,205       0.08%      0.75%    -22.24%
MFS VIT Capital Opportunities Series - Initial Class
      Platinum Investor                                                  266      4.73      1,258       0.08%      0.75%    -30.22%
MFS VIT Emerging Growth Series - Initial Class
      Platinum Investor                                               12,085      7.21     87,078       0.00%      0.75%    -34.26%
MFS VIT New Discovery Series - Initial Class
      Platinum Investor                                                  169      5.97      1,011       0.00%      0.75%    -32.14%
MFS VIT Research Series - Initial Class
      Platinum Investor                                                8,261      5.27     43,509       0.20%      0.75%    -25.10%
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I
      Platinum Investor                                                1,144      4.36      4,986       0.00%      0.75%      0.00%
PIMCO VIT Real Return Portfolio - Administrative Class
      Platinum Investor                                                  563     13.06      7,357       4.10% +    0.75%     16.92%

                                  USL VL-R - 30

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                   Investment
                                                                                Unit       Net       Income     Expense    Total
Divisions                                                            Units     Value     Assets     Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------------
2002 - Continued
PIMCO VIT Short-Term Portfolio - Administrative Class
      Platinum Investor                                                   13  $  10.88  $     146       0.00%      0.75%      0.00%
PIMCO VIT Total Return Portfolio - Administrative Class
      Platinum Investor                                                  263     12.00      3,153       3.35% +    0.75%      8.27%
Putnam VT Diversified Income Fund - Class IB
      Platinum Investor                                                1,149     10.26     11,783       6.93%      0.75%      5.11%
Putnam VT Growth and Income Fund - Class IB
      Platinum Investor                                               25,152      8.36    210,280       1.54% +    0.75%    -19.59%
Putnam VT International Growth and Income Fund - Class IB
      Platinum Investor                                                8,748      7.85     68,660       0.50%      0.75%    -14.41%
Safeco RST Core Equity Portfolio
      Platinum Investor                                                4,134      7.08     29,271       1.06%      0.75%    -26.46%
Safeco RST Growth Opportunities Portfolio
      Platinum Investor                                                1,776      6.13     10,881       0.00%      0.75%    -38.14%
UIF Equity Growth Portfolio - Class I
      Platinum Investor                                               14,521      7.74    112,400       0.17%      0.75%    -28.40%
VALIC Company I - International Equities Fund
      Platinum Investor                                                  449      7.00      3,141       0.36%      0.75%    -19.40%
VALIC Company I - Mid Cap Index Fund
      Platinum Investor                                                6,198     12.35     76,553       0.70%      0.75%    -15.54%
VALIC Company I - Money Market I Fund
      Platinum Investor                                               19,305     11.60    223,999       1.30%      0.75%      0.49%
VALIC Company I - Nasdaq-100 Index Fund
      Platinum Investor                                                  300      3.00        900       0.00%      0.75%    -38.72%
VALIC Company I - Science & Technology Fund
      Platinum Investor                                                2,184      2.63      5,735       0.00%      0.75%    -40.66%
VALIC Company I - Stock Index Fund
      Platinum Investor                                               47,152      8.19    386,367       1.24%      0.75%    -23.01%
Van Kampen LIT Growth and Income Portfolio - Class I
      Platinum Investor                                                  833      8.27      6,891       2.87%      0.75%    -27.11%
Vanguard VIF High Yield Bond Portfolio
      Platinum Investor                                                  514     10.21      5,253       5.71%      0.75%      0.78%
Vanguard VIF REIT Index Portfolio
      Platinum Investor                                                  686     12.48      8,562       3.32% +    0.75%      2.76%

2001
AIM V.I. International Growth Fund - Series I
      Platinum Investor                                                1,787      8.43     15,070       0.37%      0.75%    -24.11%
AIM V.I. Premier Equity Fund - Series I
      Platinum Investor                                               11,423     11.02    125,835       0.15%      0.75%    -13.22%
American Century VP Value Fund - Class I
      Platinum Investor                                                  804     12.07      9,710       0.00%      0.75%     15.23%
Dreyfus IP MidCap Stock Portfolio - Initial shares
      Platinum Investor                                                   33      9.42        313       0.00%      0.75%      0.00%
Dreyfus VIF Developing Leaders Portfolio - Initial shares
      Platinum Investor                                                4,918     12.00     59,025       0.61%      0.75%     -6.82%

                                  USL VL-R - 31

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                   Investment
                                                                                Unit       Net       Income     Expense    Total
Divisions                                                            Units     Value     Assets     Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------------
2001 - Continued
Dreyfus VIF Quality Bond Portfolio - Initial shares
      Platinum Investor                                                1,491  $  11.66  $  17,394       6.67%      0.75%      5.89%
Fidelity VIP Contrafund Portfolio - Service Class 2
      Platinum Investor                                                6,393      8.33     53,261       0.41%      0.75%     -9.10%
Fidelity VIP Equity-Income Portfolio - Service Class 2
      Platinum Investor                                                  650      9.51      6,183       0.00%      0.75%      1.64%
Fidelity VIP Growth Portfolio - Service Class 2
      Platinum Investor                                                2,364      7.29     17,240       0.00%      0.75%     -8.73%
Janus Aspen Series International Growth Portfolio - Service Shares
      Platinum Investor                                                  501      6.81      3,408       0.15%      0.75%     -5.79%
Janus Aspen Series Mid Cap Growth Portfolio - Service Shares
      Platinum Investor                                                  213      4.65        993       0.00%      0.75%      5.73%
Janus Aspen Series Worldwide Growth Portfolio - Service Shares
      Platinum Investor                                                2,358      6.92     16,312       0.21%      0.75%    -23.96%
JPMorgan Small Company Portfolio
      Platinum Investor                                                   99      8.61        855       0.00%      0.75%      0.00%
MFS VIT Capital Opportunities Series - Initial Class
      Platinum Investor                                                  142      6.78        959       0.00%      0.75%      4.93%
MFS VIT Emerging Growth Series - Initial Class
      Platinum Investor                                               10,720     10.96    117,488       0.00%      0.75%    -33.99%
MFS VIT New Discovery Series - Initial Class
      Platinum Investor                                                   45      8.81        400       0.00%      0.75%      0.00%
MFS VIT Research Series - Initial Class
      Platinum Investor                                                4,946      7.03     34,783       0.01%      0.75%    -22.59%
PIMCO VIT Real Return Portfolio - Administrative Class
      Platinum Investor                                                   16     11.17        177       0.00%      0.75%      0.00%
PIMCO VIT Total Return Portfolio - Administrative Class
      Platinum Investor                                                  189     11.08      2,099       0.67%      0.75%     -0.40%
Putnam VT Diversified Income Fund - Class IB
      Platinum Investor                                                  635      9.76      6,195       0.00%      0.75%      1.50%
Putnam VT Growth and Income Fund - Class IB
      Platinum Investor                                               26,508     10.40    275,617       5.55%      0.75%     -7.10%
Putnam VT International Growth and Income Fund - Class IB
      Platinum Investor                                                7,948      9.17     72,892       6.60%      0.75%    -21.40%
Safeco RST Core Equity Portfolio
      Platinum Investor                                                4,185      9.63     40,294       0.71%      0.75%    -10.07%
Safeco RST Growth Opportunities Portfolio
      Platinum Investor                                                1,189      9.90     11,778       0.00%      0.75%     18.25%
UIF Equity Growth Portfolio - Class I
      Platinum Investor                                               14,145     10.81    152,921       0.00%      0.75%    -15.75%
VALIC Company I - International Equities Fund
      Platinum Investor                                                  641      8.68      5,567       2.23%      0.75%    -22.56%
VALIC Company I - Mid Cap Index Fund
      Platinum Investor                                                5,758     14.62     84,203       1.04%      0.75%     -1.68%
VALIC Company I - Money Market I Fund
      Platinum Investor                                               16,975     11.55    196,000       1.79%      0.75%      2.91%

                                  USL VL-R - 32

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note G - Financial Highlights - Continued

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2004, 2003, 2002 and 2001, are as follows:

                                                                                                   Investment
                                                                                Unit       Net       Income     Expense    Total
Divisions                                                            Units     Value     Assets     Ratio (a)  Ratio (b)  Return (c)
-----------------------------------------------------------------------------------------------------------------------------------
2001 - Continued
VALIC Company I - Nasdaq-100 Index Fund
        Platinum Investor                                                300  $   4.89  $   1,467       0.00%      0.75%      6.79%
VALIC Company I - Science & Technology Fund
        Platinum Investor                                              1,700      4.42      7,523       0.00%      0.75%      7.02%
VALIC Company I - Stock Index Fund
        Platinum Investor                                             30,110     10.64    320,473       1.16%      0.75%    -12.86%
Van Kampen LIT Strategic Stock Portfolio - Class I
        Platinum Investor                                                601     11.35      6,821       1.25%      0.75%      0.32%
Vanguard VIF High Yield Bond Portfolio
        Platinum Investor                                                246     10.13      2,496       0.00%      0.75%      2.24%
Vanguard VIF REIT Index Portfolio
        Platinum Investor                                                536     12.14      6,515       0.00%      0.75%      0.53%

(a) These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b) These amounts represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c) These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values.

+ The investment income ratio has been restated due to a misclassification in prior years of short-term capital gains between dividends from mutual funds and capital gain distributions from mutual funds. See Note H for further disclosure.

                                   USL VL-R-33

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VL-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

Note H - Restatement

During the preparation of these 2004 financials statements, the Company identified certain misclassifications of short-term capital gains within several Divisions. Specifically, for the years ended December 31, 2003 and 2002, the Company classified short-term capital gains as dividends from mutual funds. GAAP requires short-term capital gains to be classified as capital gain distributions from mutual funds. Accordingly, for the effected Divisions, the Company has restated net investment income (loss) and capital gain distributions from mutual funds for the year ended December 31, 2003. The related investment income ratio was also restated for the years ended December 31, 2003 and 2002, to be comparative. The restated balances for net investment income (loss) and capital gain distribution from mutual funds have been identified in the Statement of Changes in Net Assets and the related investment income ratio amounts have been disclosed in Note G - Financial Highlights.

The adjustments described above had no impact on the Company's net assets or the increase (decrease) in net assets resulting from operations for any period. A summary of the adjustments made and their effect on the financial statements is presented below:

                                                                         Originally stated balance for the
                                                                       For the Year Ended December 31, 2003
                                                                ----------------------------------------------------
                                                                  Net Investment          Capital Gain Distributions
                                                                   Income (Loss)               from Mutual Funds
                                                                -----------------------   --------------------------
                                                                Originally                   Originally
Divisions                                                         stated      Restated         stated       Restated
--------------------------------------------------------------------------------------------------------------------
Dreyfus VIF Quality Bond Portfolio - Initial shares              $  1,076     $    656         $    49      $    469
Pimco VIT Real Return Portfolio - Administrative Class                337          135              89           291
Pimco VIT Total Return Portfolio - Administrative Class               980          823             180           337
VALIC Company I - Stock Index Fund                                  2,636        2,356           1,491         1,771
Vanguard VIF REIT Index Portfolio                                     951          930             894           915

                                                                              Investment Income Ratio
                                                                ----------------------------------------------------
                                                                 For the Year Ended            For the Year Ended
                                                                  December 31, 2003             December 31, 2002
                                                                -----------------------      -----------------------
                                                                Originally                   Originally
Divisions                                                         stated      Restated         stated       Restated
--------------------------------------------------------------------------------------------------------------------
American Century VP Value Fund - Class I
   Platinum Investor                                                 n/a           n/a           8.03%         1.13%
Dreyfus VIF Quality Bond Portfolio - Initial shares
   Platinum Investor                                               5.82%         3.86%             n/a           n/a
Fidelity VIP Equity-Income Portfolio - Service Class 2
   Platinum Investor                                                 n/a           n/a           1.21%         1.11%
Pimco VIT Real Return Portfolio - Administrative Class
   Platinum Investor                                               3.90%         2.02%           4.37%         4.10%
Pimco VIT Total Return Portfolio - Administrative Class
   Platinum Investor                                               5.34%         4.67%           4.19%         3.35%
Putnam VT Growth and Income Fund - Class IB
   Platinum Investor                                                 n/a           n/a           2.12%         1.54%
VALIC Company I - Stock Index Fund
   Platinum Investor                                               1.27%         1.21%             n/a           n/a
Vanguard VIF REIT Index Portfolio
   Platinum Investor                                               5.01%         4.92%           3.45%         3.32%

n/a   The investment income ratio did not change.

                                  USL VL-R - 34

                              Financial Statements

        The United States Life Insurance Company in the City of New York

                  Years ended December 31, 2004, 2003 and 2002

        The United States Life Insurance Company in the City of New York

                              Financial Statements

                                    Contents

Report of Independent Registered Public Accounting Firm .....................F-1

Audited Financial Statements

Balance Sheets ..............................................................F-2
Statements of Income.........................................................F-4
Statements of Shareholder's Equity...........................................F-5
Statements of Cash Flows.....................................................F-6
Statements of Comprehensive Income...........................................F-7
Notes to Financial Statements................................................F-8

[LOGO] PricewaterhouseCoopers
--------------------------------------------------------------------------------

                                                      PricewaterhouseCoopers LLP
                                                      Suite 2900
                                                      1201 Louisiana St.
                                                      Houston TX 77002-5678
                                                      Telephone (713) 356 4000

            Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors
The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets as of December 31, 2004 and 2003 and the related statements of income, shareholder's equity, comprehensive income, and of cash flows present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (an indirect, wholly-owned subsidiary of American International Group, Inc.) at December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the financial statements, the Company changed its method of accounting and reporting for certain non-traditional long-duration contracts in 2004.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
April 29, 2005

        The United States Life Insurance Company in the City of New York

                                 Balance Sheets

                                                                         December 31
                                                                   -----------------------
                                                                      2004         2003
                                                                   ----------   ----------
                                                                        (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair value
      (amortized cost $2,846,775 in 2004 and $2,675,666 in 2003)   $3,062,420   $2,868,359
   Equity securities, available for sale, at fair value
      (cost - $8,166 in 2004 and $3,225 in 2003)                        9,003        4,040
   Mortgage loans on real estate, net of allowance
      ($0 in 2004 and $598 in 2003)                                   153,543      141,557
   Policy loans                                                       195,394      193,213
   Other long-term investments                                         17,927       18,433
   Short-term investments, at cost (approximates fair value)           22,389        3,876
                                                                   ----------   ----------
Total investments                                                   3,460,676    3,229,478

Cash                                                                    7,811       24,385
Note receivable - affiliate                                           122,000      122,000
Receivable from affiliates                                            130,158           --
Accrued investment income                                              44,077       44,236
Accounts and premiums receivable                                      131,232      181,154
Reinsurance recoverable - paid losses                                  16,462       18,674
Reinsurance recoverable - unpaid losses                             1,083,654      961,795
Deferred policy acquisition costs                                     147,817      179,585
Property and equipment                                                  1,589        2,267
Assets held in separate accounts                                        3,134        2,729
Other assets                                                           26,727       28,027
                                                                   ----------   ----------
Total assets                                                       $5,175,337   $4,794,330
                                                                   ==========   ==========

See accompanying notes to financial statements.

        The United States Life Insurance Company in the City of New York

                                 Balance Sheets

                                                                    December 31
                                                              -----------------------
                                                                 2004         2003
                                                              ----------   ----------
                                                                   (In Thousands)
Liabilities and shareholder's equity
Liabilities:
   Policyholders' contract deposits                           $2,087,330   $1,987,333
   Future policy benefits for life and accident and health
      insurance contracts                                      1,503,043    1,256,519
   Reserve for unearned premiums                                 198,113      231,998
   Policy and contract claims                                    478,043      204,879
   Income taxes payable
      Current                                                   (112,476)      (1,536)
      Deferred                                                       776        8,800
   Payable to affiliates                                          28,993       18,523
   Reinsurance payable                                           112,083      113,145
   Liabilities held in separate accounts                           3,134        2,729
   Other liabilities                                             167,423      205,090
                                                              ----------   ----------
Total liabilities                                              4,466,462    4,027,480
                                                              ----------   ----------
Shareholder's equity:
   Common stock, $2 par value, 1,980,658 shares authorized,
      issued, and outstanding                                      3,961        3,961
   Additional paid-in capital                                    345,077      225,077
   Accumulated other comprehensive income                         91,193       79,276
   Retained earnings                                             268,644      458,536
                                                              ----------   ----------
Total shareholder's equity                                       708,875      766,850
                                                              ----------   ----------
Total liabilities and shareholder's equity                    $5,175,337   $4,794,330
                                                              ==========   ==========

See accompanying notes to financial statements.

        The United States Life Insurance Company in the City of New York

                              Statements of Income

                                                          Year ended December 31
                                                     --------------------------------
                                                        2004        2003       2002
                                                     ----------   --------   --------
                                                              (In Thousands)
Revenues:
   Premiums and other considerations (see Note 13)   $  561,197   $303,764   $294,484
   Net investment income                                226,697    229,063    225,463
   Net realized investment (losses) gains                (7,523)       554    (20,986)
   Other                                                 11,674     14,397     11,319
                                                     ----------   --------   --------
Total revenues                                          792,045    547,778    510,280
                                                     ----------   --------   --------
Benefits and expenses:
   Death and other benefits (see Note 13)               843,714    206,292    184,138
   Interest credited                                     91,470     94,046     96,894
   Operating costs and expenses                         154,637    163,136    151,926
                                                     ----------   --------   --------
Total benefits and expenses                           1,089,821    463,474    432,958
                                                     ----------   --------   --------

(Loss) income before income taxes                      (297,776)    84,304     77,322
Income taxes:
   Current                                              (90,601)    33,217     21,319
   Deferred                                             (17,413)    (7,616)     3,474
                                                     ----------   --------   --------
Total income taxes                                     (108,014)    25,601     24,793
                                                     ----------   --------   --------
Net (loss) income before cumulative effect of
   accounting change                                   (189,762)    58,703     52,529
Cumulative effect of accounting change, net of tax         (130)        --         --
                                                     ----------   --------   --------
Net (loss) income                                    $ (189,892)  $ 58,703   $ 52,529
                                                     ==========   ========   ========

See accompanying notes to financial statements.

        The United States Life Insurance Company in the City of New York

                       Statements of Shareholder's Equity

                                                 Year ended December
                                          --------------------------------
                                             2004       2003        2002
                                          ---------   --------   ---------
                                                   (In Thousands)

Common stock:
   Balance at beginning and end of year   $   3,961   $  3,961   $   3,961
                                          ---------   --------   ---------
Additional paid-in capital:
   Balance at beginning of year             225,077    225,077     225,077
   Capital contribution                     120,000         --          --
                                          ---------   --------   ---------
   Balance at end of year                   345,077    225,077     225,077
                                          ---------   --------   ---------

Accumulated other comprehensive income:
   Balance at beginning of year              79,276     60,524      15,801
   Other comprehensive income                11,917     18,752      44,723
                                          ---------   --------   ---------
   Balance at end of year                    91,193     79,276      60,524
                                          ---------   --------   ---------
Retained earnings:
   Balance at beginning of year             458,536    399,833     457,204
   Net (loss) income                       (189,892)    58,703      52,529
   Dividends paid                                --         --    (109,900)
                                          ---------   --------   ---------
   Balance at end of year                   268,644    458,536     399,833
                                          ---------   --------   ---------
Total shareholder's equity                $ 708,875   $766,850   $ 689,395
                                          =========   ========   =========

See accompanying notes to financial statements.

        The United States Life Insurance Company in the City of New York

                            Statements of Cash Flows

                                                                    Year ended December
                                                          ---------------------------------------
                                                              2004          2003          2002
                                                          -----------   -----------   -----------
                                                                       (In Thousands)
Operating activities
Net (loss) income                                         $  (189,892)  $    58,703   $    52,529
Adjustments to reconcile net (loss) income to net cash
   provided by (used in) operating activities:
   Change in accounts and premiums receivable                  49,922       (87,954)      (40,747)
   Change in future policy benefits and other policy
      claims                                                  111,383      (111,849)     (100,368)
   Interest credited to policyholders' contracts               91,470        94,046        96,894
   Increase in workers' compensation claim reserve, net       179,031            --            --
   Amortization of policy acquisition costs                    64,605        63,482        64,908
   Policy acquisition costs deferred                          (40,573)      (52,871)      (45,848)
   Provision for deferred income tax expense                  (17,413)       (7,616)        3,474
   Depreciation                                                   678         1,038           835
   Amortization                                                (6,425)      (11,170)      (12,372)
   Change in indebtedness to/from affiliates                      312         8,420         7,795
   Change in reinsurance balances                            (120,709)      (70,137)      (74,030)
   Net loss (gain) on sale of investments                       7,523          (554)       20,986
   Other, net                                                 (50,044)      (31,306)       39,044
                                                          -----------   -----------   -----------
Net cash provided by (used in) operating activities            79,868      (147,768)       13,100
                                                          -----------   -----------   -----------
Investing activities
Purchases of: Fixed maturity and equity securities         (1,201,556)   (1,331,393)   (1,194,640)
              Mortgages                                       (26,573)      (26,470)      (13,750)
              Other investments                            (1,098,534)   (1,364,039)   (1,565,479)

Sales of:     Fixed maturity and equity securities            861,242     1,032,484       790,234
              Mortgages                                        15,209        15,866        10,261
              Other investments                             1,069,506     1,489,949     1,625,492

Redemptions and maturities of fixed maturity and equity
   securities                                                 175,503       224,051       330,371
Sales and purchases of property and equipment, net                 --            --          (108)
                                                          -----------   -----------   -----------
Net cash (used in) provided by investing activities          (205,203)       40,448       (17,619)
                                                          -----------   -----------   -----------

Financing activities
Policyholders' contract deposits                              195,738       204,112       230,097
Policyholders' contract withdrawals                           (86,977)      (87,041)     (115,136)
Dividends paid                                                     --            --      (109,900)
                                                          -----------   -----------   -----------
Net cash provided by financing activities                     108,761       117,071         5,061
                                                          -----------   -----------   -----------
(Decrease) increase in cash                                   (16,574)        9,751           542
Cash at beginning of year                                      24,385        14,634        14,092
                                                          -----------   -----------   -----------
Cash at end of year                                       $     7,811   $    24,385   $    14,634
                                                          ===========   ===========   ===========

See accompanying notes to financial statements.

        The United States Life Insurance Company in the City of New York

                       Statements of Comprehensive Income

                                                      Year ended December
                                                -------------------------------
                                                   2004       2003       2002
                                                ---------   --------   --------
                                                         (In Thousands)

Net (loss) income                               $(189,892)  $ 58,703   $ 52,529
                                                ---------   --------   --------
Other comprehensive income:

   Net change in unrealized gains on
      investments                                  26,055     33,026     91,524
   Reclassification adjustment for amounts
      included in net income                       (7,720)    (4,162)   (22,718)
   Deferred income tax expense on above
      changes                                      (6,418)   (10,112)   (24,083)
                                                ---------   --------   --------
   Other comprehensive income                      11,917     18,752     44,723
                                                ---------   --------   --------
Comprehensive (loss) income                     $(177,975)  $ 77,455   $ 97,252
                                                =========   ========   ========

See accompanying notes to financial statements.

        The United States Life Insurance Company in the City of New York

                          Notes to Financial Statements

1. Nature of Operations

The United States Life Insurance Company in the City of New York (the "Company") is a wholly-owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), whose parent is American General Corporation ("AGC"), and its ultimate parent is American International Group, Inc. ("AIG").

Effective December 31, 2002, American General Life Insurance Company of New York ("AG New York"), an affiliated entity, merged with and into the Company. Effective December 31, 2003, North Central Life Insurance Company ("NCL"), an affiliated entity, merged with and into the Company. These mergers have been accounted for at historical cost in a manner similar to a pooling of interests business combination. Accordingly, the accompanying financial statements reflect the financial position, operating results and cash flows of the merged entities.

The Company offers a broad portfolio of individual life and annuity products as well as group and credit insurance. The individual life and annuity products include universal life, variable universal life, term, whole life and interest sensitive whole life as well as fixed and variable annuities. These individual life and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for preferred international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled. The Company markets these products to financial institutions in the state of New York.

2. Accounting Policies

2.1 Preparation of Financial Statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred policy acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

        The United States Life Insurance Company in the City of New York

2.1 Preparation of Financial Statements (continued)

Certain items in the prior year financial statements have been reclassified to conform to the current year presentation. The reclassifications have no material effect on the Company's shareholder's equity or net income.

2.2 Insurance Contracts

The insurance contracts accounted for in these financial statements are long-duration contracts.

Contracts include traditional whole life, term life, endowment, universal life, limited payment, investment contracts, dental, AD&D, excess major medical, hospital indemnity and disability policies. Long-duration contracts generally require the performance of various functions and services over a period of more than one year.

The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

2.3 Investments

Fixed Maturity and Equity Securities

All fixed maturity and equity securities were classified as available-for-sale and recorded at fair value at December 31, 2004 and 2003. Unrealized gains and losses are recorded in shareholder's equity as accumulated other comprehensive income. If the fair value of a security classified as available-for-sale declines below its amortized cost and this decline is considered to be other than temporary, the security is reduced to its fair value, and the reduction is recorded as a realized loss.

Short-Term Investments

Short-term investments consist of money market instruments and are carried at cost, which approximates fair value.

        The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Policy Loans

Policy loans are reported at the unpaid principal balance. There is no allowance for policy loans, as these loans serve to reduce the death benefits paid when the death claim is made, and the balances are effectively collateralized by the cash surrender value of the policy.

Mortgage Loans

Mortgage loans are reported at the unpaid principal balance, net of unamortized loan origination fees and costs and an allowance for losses. The allowance for losses covers all non-performing loans and loans for which management has a concern based on its assessment of risk factors, such as potential non-payment or non-monetary default. The allowance is based on a loan-specific review and a formula that reflects past results and current trends.

Loans for which the Company determines that collection of all amounts due under the contractual terms is not probable are considered to be impaired. The Company generally looks to the underlying collateral for repayment of impaired loans. Therefore, impaired loans are considered to be collateral dependent and are reported at the lower of amortized cost or fair value of the underlying collateral, less estimated cost to sell.

Other Long-Term Investments

Other long-term investments consist of limited partnerships. Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income. Partnerships in which the Company holds a five percent or more interest are also carried at fair value and the change in fair value is recorded in earnings, consistent with the equity method of accounting.

Securities Lending Collateral and Securities Lending Payable

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers. The Company receives primarily cash collateral in an amount in excess of the market value of the securities loaned. The affiliated lending agent monitors the daily market value of securities loaned with respect to the collateral value and obtains additional collateral when necessary to ensure that collateral is maintained at a minimum of 102 percent of the value of the loaned securities. Such collateral is not available for the general use of the Company. Income earned on the collateral, net of interest paid on

        The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Securities Lending Collateral and Securities Lending Payable (continued)

the securities lending agreements and the related management fees paid to administer the program, is recorded as investment income in the consolidated statement of income and comprehensive income.

Dollar Roll Agreements

Throughout the year, the Company enters into dollar roll repurchase agreements, which involve the sale (delivery) of mortgage-backed securities ("MBS") and the repurchase of substantially the same pool of securities at a specific price in the future. Such transactions typically involve highly-rated government agency securities and are short-term in nature, typically with a period of 30 days. The dollar roll agreements are utilized by the Company as a financing strategy to enhance the return on its MBS portfolio.

At December 31, 2004 and 2003, the Company had no dollar roll agreements outstanding as the Company has historically closed out all dollar roll agreements at year-end.

Investment Income

Interest income is generally recorded when earned. Premiums and discounts arising from the purchase of certain mortgage and asset-backed securities are amortized into investment income over the estimated remaining term of the securities, adjusted for anticipated prepayments. The retrospective method is used to account for the impact on investment income of changes in the estimated future cash for these securities. Premiums and discounts on other fixed maturity securities are amortized using the interest method over the remaining term of the security. Interest on delinquent mortgage loans is recorded as income when received. Dividends are recorded as income on ex-dividend dates.

Income on mortgage-backed securities is recognized using a constant effective yield based on estimated prepayments of the underlying mortgages. If actual prepayments differ from estimated prepayments, a new effective yield is calculated and the net investment in the security is adjusted accordingly. The adjustment is recognized in net investment income.

        The United States Life Insurance Company in the City of New York

2.3 Investments (continued)

Realized Investment Gains (Losses)

Realized capital gains and losses are determined principally by specific identification. The Company evaluates its investments for impairment.

As a matter of policy, the determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgement of the Company's management and a continual review of its investment.

In general, a security is considered a candidate for impairment if it meets any of the following criteria: Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine months or longer); The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; or
(ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for the court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or in the opinion of the Company's management, it is possible that the Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

Once a security has been identified as impaired, the amount of such impairment is determined by reference to that security's contemporaneous market price, and recorded as a realized capital loss.

2.4 Cash

Cash includes currency on hand and demand deposits with banks or other financial institutions. Short term investments are not treated as cash equivalents in the statements of cash flows, as purchases and sales of all short term investments are part of the investing activities of the Company.

2.5 Deferred Policy Acquisition Costs ("DPAC")

Certain costs of writing an insurance policy, including commissions, underwriting, and marketing expenses, are deferred and reported as DPAC.

DPAC associated with individual, interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DPAC associated with insurance

        The United States Life Insurance Company in the City of New York

2.5 Deferred Policy Acquisition Costs ("DPAC") (continued)

investment contracts is effectively charged off over the period ending one year beyond the surrender charge period. DPAC associated with other individual insurance contracts and single premium credit business is charged to expense over the premium-paying period or as the premiums are earned over the life of the contracts.

DPAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities supporting those contracts had been realized at the balance sheet date. The impact of this adjustment is included in accumulated other comprehensive income within shareholder's equity.

The Company reviews the carrying amount of DPAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse rates, expected mortality/morbidity, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable.

2.6 Revenue Recognition

Premiums for traditional life insurance are recognized when due. Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premium and other considerations in the statements of income. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DPAC (see Note 2.5).

Premiums for group and credit business are earned over the contract term. The portion of group and credit premiums that are not earned at the end of a reporting period are recorded as unearned premium. The Company estimates and accrues group and credit premiums due but not yet collected.

2.7 Policy and Contract Claim Reserves

The Company's insurance and annuity liabilities relate to long-duration contracts. Many contracts cannot be changed or canceled by the Company during the contract period.

Reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Interest assumptions used to compute reserves ranged from 2.00% to 11.25% at December 31, 2004. Reserves for traditional life are determined using the net level premium method. For deferred annuities and interest sensitive life insurance policies reserves equal the sum of the policy account balance and deferred revenue charges.

        The United States Life Insurance Company in the City of New York

2.7 Policy and Contract Claim Reserves (continued)

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis. The unearned premium reserve for credit business is based on one of three methods, rule of 78, pro rata or mean of rule of 78 and pro rata.

Incurred but not reported claim reserves for accident and health business are based upon historical patterns demonstrated through run-out studies. Reserves for open long-term disability claims are based on the 1985 Commissioner Disability Tables, modified for Company experience. The interest rate assumption varies by year of incurral, but the average approximates 6.26%. Reserves for credit disability claims are based on the 1964 Commissioner Disability Tables, modified for Company experience, at 3.0%. LAE reserves are most material on LTD claims. These reserves are calculated as a percentage of the claim reserves based on factors derived from expense studies.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table at 3% interest.

The Company applied a discount of $17.2 million to the outstanding claim reserves attributable to workers' compensation business assumed from Superior National Insurance Company described more fully in Note #13--Contingencies. The discount was calculated at a rate of 3%.

2.8 Reinsurance

The Company generally limits its exposure to loss on any single insured to $2.5 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $5.0 million. The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

Recoverables are recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Premiums ceded and currently due to reinsurers are recorded as reinsurance balances payable.

        The United States Life Insurance Company in the City of New York

2.9 Participating Policy Contracts

The portion of earnings allocated to participating policyholders that cannot be expected to inure to the shareholder is excluded from net income and shareholder's equity. Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $3.6 million, $4.1 million and $3.7 million in 2004, 2003 and 2002, respectively, and are included in death and other benefits in the statements of income.

2.10 Income Taxes

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. The Company has not recorded any valuation allowances as of December 31, 2004 or 2003.

2.11 Derivatives

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows, investment income, policyholder liabilities and equity. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps.

The Company recognizes all derivatives in the balance sheet at fair value and utilizes hedge accounting. This means that, to the extent the hedge is deemed to be effective, the accounting for the derivative mirrors the accounting for the financial instruments being hedged.

On the date the derivative contract is entered into, the Company designates the derivative as a fair value hedge or cash flow hedge. It is a fair value hedge if it hedges subsequent changes in the fair value of a recognized asset or liability. It is a cash flow hedge if the variability of cash flows to be received or paid related to a recognized asset or liability. The gain or loss in the fair value of a derivative that is designated, qualifies and is highly effective as a fair value hedge is recorded in current period earnings to the extent the losses or gains of the hedged

        The United States Life Insurance Company in the City of New York

2. Accounting Policies (continued)

2.11 Derivatives (continued)

asset or liability are so recorded. Certain derivative gains or losses on fair value and cash flow hedges are recorded in other comprehensive income until such point that earnings are affected by the fair value changes and cash flows of the hedged asset or liability.

The Company documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. The process includes linking all derivatives that are designated as hedged to specific assets or liabilities on the balance sheet. The Company also assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives used in hedging transactions are highly effective in offsetting changes in fair values and cash flows of hedged items. On a quarterly basis the Company evaluates and assesses ongoing compliance with regulatory limits on derivative holdings.

During 2004, there were no hedges discontinued or otherwise no longer qualified as hedges. Any gain or loss resulting from such early terminations would be deferred and amortized into income over the remaining term of the hedged instrument. Were such hedged instruments subsequently extinguished or sold, any related gain or loss deferred from the swap would be recognized immediately into income.

2.12 Recently Issued Accounting Standards

In January 2003, FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN46"). FIN46 changes the method of determining whether certain entities should be consolidated in the Company's consolidated financial statements. An entity is subject to FIN46 and is called a Variable Interest Entity ("VIE") if it has (i) equity that is insufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or (ii) equity investors that cannot make significant decisions about the entity's operations, or do not absorb the expected losses or receive the expected returns of the entity. All other entities are evaluated for consolidation under existing guidance. A VIE is consolidated by its primary beneficiary, which is the party that has a majority of the expected losses or a majority of the expected residual returns of the VIE, or both. In December 2003, the FASB issued FIN46R.

The provisions of FIN46R are to be applied immediately to VIEs created after January 31, 2003, and to VIEs in which the Company obtains an interest after that date. For VIEs in which the Company holds a variable interest that is acquired before February 1, 2003, FIN46R was applied as of December 31, 2003. For any VIEs that must be consolidated under FIN46R that were created before February 1, 2003, the assets, liabilities and noncontrolling interest of the VIE would be initially measured at their carrying amounts with any difference

        The United States Life Insurance Company in the City of New York

2.12 Recently Issued Accounting Standards (continued)

between the net amount added to the balance sheet and any previously recognized interest being recognized as the cumulative effect of an accounting change.

The adoption of FIN46R did not have a material impact on the Company's results of operations or financial condition.

The following VIE activities are not consolidated by the Company under FIN46R:

     i. The Company manages collateralized bond and loan obligation trusts (collectively, collateralized debt obligation trust or CDO trust). As asset manager, the Company receives fees for management of the assets held in the CDO trust, which support the issuance of securities sold by the CDO trust. The Company may take minority equity and/or fixed-income security interest in the CDO trust. The Company has entered into such arrangements to expand its asset management activities. Third-party investors have recourse only to the CDO trust, and have no recourse to the Company. The Company does not consolidate these CDO trusts, pursuant to FIN46R.

     ii. The Company also invests in assets of VIEs. These VIEs are established by unrelated third parties. Investments include collateralized mortgage backed securities and similar securities backed by pools of mortgages, consumer receivables or other assets. The investment in these VIEs allows the Company to purchase assets permitted by insurance regulations while maximizing their return on these assets. These VIEs are not consolidated by the Company, pursuant to FIN46R.

In July 2003, the American Institute of Certified Public Accountants ("AICPA") issued SOP 03-01. This statement was effective as of January 1, 2004 and requires the Company to recognize a liability for guaranteed minimum death benefits related to its variable annuity and variable life contracts and secondary guarantees on interest sensitive life contracts and modifies certain disclosures and financial statement presentations for these products. The Company reported a one-time cumulative accounting charge upon adoption of $130 thousand to reflect this liability as of January 1, 2004. In addition, under SOP 03-01, variable annuity assets held in separate accounts will continue to be measured at fair value and reported in summary total on the Company's financial statements, with an equivalent summary total reported for related liabilities, if the separate account arrangement meets certain specified conditions. Assets underlying the Company's interest in a separate account ("separate account seed money") do not qualify for separate account accounting and reporting.

The Company was required to "look through" the separate account for the purposes of accounting for its interest therein, and account for and classify separate account seed money based on its nature as if the assets of the separate account underlying the Company's interest

        The United States Life Insurance Company in the City of New York

2.12 Recently Issued Accounting Standards (continued)

were held directly by the general account rather than through the separate account structure. The adoption of SOP 03-01 did not have a material impact on the Company's separate accounts or separate account seed money.

In March 2004, the EITF of the FASB reached a final consensus on Issue 03-01, "Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This Issue establishes impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company's policy is generally to record income only as cash is received following an impairment of a debt security. In September 2004, the FASB issued Staff Position ("FSP") EITF 03-01-1, which defers the effective date of a substantial portion of EITF 03-01, from the third quarter of 2004, as originally required by the EITF, until such time as FASB issues further implementation guidance, which is expected sometime in 2005. The Company will continue to monitor developments concerning this Issue and is currently unable to estimate the potential effects of implementing EITF 03-01 on the Company's financial position or results of operations.

In June 2004, the FASB issued FSP No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability." FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company's adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company's financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid ("TPA") to clarify certain aspects of SOP 03-1. The Company is currently evaluating the effect of implementation of this TPA in its operations on the Company's financial position or results of operations.

In December 2004, the FASB issued Statement No. 123 (revised 2004) ("FAS 123R"), "Share-Based Payment." FAS 123R replaces FASB Statement No. 123 ("FAS 123"), "Accounting for Stock-based Compensation," and superseded APB Opinion No. 25, "Accounting for Stock Issued to Employees." FAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. On January 1, 2003, AIG adopted the recognition provisions of FAS 123. The effect of the compensation costs, as determined consistent with FAS 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of

        The United States Life Insurance Company in the City of New York

2.12 Recently Issued Accounting Standards (continued)

AIG and, therefore, are not presented herein. FAS 123R is effective for the annual periods beginning after June 15, 2005. AIG and the Company are currently assessing the impact of FAS 123R and believes the impact will not be material to AIG's or the Company's results of operations.

2.13 Separate Account Business

Separate Accounts are assets and liabilities associated with variable universal life and variable annuities for which the investment risk lies solely with the contract holder. Therefore, the Company's liability for these accounts equals the value of the account assets. Investment income, realized investment gains, and deposits and withdrawals related to Separate Accounts are excluded from the Company's financial statements. The assets of each account are legally segregated and are not subject to claims that arise out of the Company's other business. Assets held in Separate Accounts are primarily shares in mutual funds, which are carried at fair value.

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows:

                                         2004       2003       2002
                                       --------   --------   --------
                                               (In Thousands)
Investment income:
   Fixed maturities                    $196,757   $200,784   $200,492
   Equity securities                        600      2,277        159
   Mortgage loans on real estate         10,718     10,475     10,090
   Policy loans                          12,867     13,344     12,525
   Other long-term investments            5,732      1,430        (26)
   Short-term investments                   792      2,092      3,474
   Investment income from affiliates      2,138      2,132      2,847
                                       --------   --------   --------
Gross investment income                 229,604    232,534    229,561
Investment expenses                       2,907      3,471      4,098
                                       --------   --------   --------
Net investment income                  $226,697   $229,063   $225,463
                                       ========   ========   ========

        The United States Life Insurance Company in the City of New York

3.2 Investment Gains and Losses

The net realized (losses) gains by type of investment are summarized below:

                                            2004       2003       2002
                                          --------   --------   --------
Realized (losses) gains on investments:           (In Thousands)
Fixed maturities:
   Gross gains                            $ 11,176   $ 31,752   $ 20,653
   Gross losses                            (16,808)   (26,565)   (36,370)
   DPAC                                         --         --     (4,375)
                                          --------   --------   --------
Total fixed maturities                      (5,632)     5,187    (20,092)
Other investments                           (1,891)    (4,633)      (894)
                                          --------   --------   --------
Net realized investment (losses) gains    $ (7,523)  $    554   $(20,986)
                                          ========   ========   ========

During 2004, 2003 and 2002, the Company's realized losses included write-downs of $6.6 million, $17.0 million and $19.9 million, respectively, for certain available for sale fixed maturity investments that experienced declines deemed to be other than temporary. Additionally, in 2004, 2003 and 2002 the Company's realized losses included write-downs of $1.7 million, $4.6 million and $1.0 million, respectively, related to other than temporary declines in other long term investments.

The following table summarizes the gross unrealized losses and cost on investment securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized position, at December 31, 2004:

                         12 Months or Less     Greater than 12 Months           Total
                       ---------------------   ----------------------   ---------------------
                         Fair     Unrealized      Fair    Unrealized      Fair     Unrealized
  (In Thousands)         Value      Losses       Value      Losses        Value      Losses
                       --------   ----------    -------   ----------    --------   ----------
December 31, 2004
   Fixed Maturities    $276,478     $10,109     $78,464     $6,975      $354,942     $17,084
   Equity Securities      1,293         175          --         --         1,293         175
   Other Long Term
      Investments            --          --       2,859        524         2,859         524
                       --------     -------     -------     ------      --------     -------
   Total               $277,771     $10,284     $81,323     $7,499      $359,094     $17,783
                       ========     =======     =======     ======      ========     =======

The determination that a security has incurred an other than temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments.

        The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value. Amortized cost and fair value at December 31, 2004 and 2003 were as follows:

                                                      Gross        Gross
                                       Amortized   Unrealized   Unrealized      Fair
                                         Cost         Gain         Loss         Value
                                      ----------   ----------   ----------   ----------
                                                        (In Thousands)
December 31, 2004
Fixed maturity securities:
   Corporate securities:
      Investment-grade                $1,914,639    $177,263     $ (8,985)   $2,082,917
      Below investment-grade             292,135      26,201       (6,322)      312,014
   Mortgage-backed securities*           530,531      20,617       (1,556)      549,592
   U.S. government obligations            58,118       3,828           --        61,946
   Foreign governments                    20,338       2,179           --        22,517
   State and political subdivisions       31,014       2,641         (221)       33,434
                                      ----------    --------     --------    ----------
Total fixed maturity securities       $2,846,775    $232,729     $(17,084)   $3,062,420
                                      ==========    ========     ========    ==========
Equity securities                     $    8,166    $  1,012     $   (175)   $    9,003
                                      ==========    ========     ========    ==========

                                                      Gross        Gross
                                       Amortized   Unrealized   Unrealized      Fair
                                         Cost         Gain         Loss         Value
                                      ----------   ----------   ----------   ----------
                                                        (In Thousands)
December 31, 2003
Fixed maturity securities:
   Corporate securities:
      Investment-grade                $2,013,162    $174,118     $(14,821)   $2,172,459
      Below investment-grade             206,555      17,142       (8,909)      214,788
   Mortgage-backed securities*           353,067      16,140         (864)      368,343
   U.S. government obligations            62,551       5,383          (10)       67,924
   Foreign governments                    24,319       2,405           --        26,724
   State and political subdivisions       16,012       2,131          (22)       18,121
                                      ==========    ========     ========    ==========
Total fixed maturity securities       $2,675,666    $217,319     $(24,626)   $2,868,359
                                      ==========    ========     ========    ==========
Equity securities                     $    3,225    $    824     $     (9)   $    4,040
                                      ==========    ========     ========    ==========

* Primarily include pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2004 and 2003.

        The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities (continued)

The contractual maturities of fixed maturity securities at December 31, 2004 and 2003 were as follows:

                                                                   2004
                                                         -----------------------
                                                          Amortized     Market
                                                            Cost         Value
                                                         ----------   ----------
                                                              (In Thousands)
Fixed maturity securities, excluding mortgage-
   backed securities:
      Due in one year or less                            $   76,866   $   78,328
      Due after one year through five years                 233,346      257,544
      Due after five years through ten years                799,112      864,340
      Due after ten years                                 1,206,919    1,312,632
Mortgage-backed securities                                  530,532      549,576
                                                         ----------   ----------
Total fixed maturity securities                          $2,846,775   $3,062,420
                                                         ==========   ==========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $1.03 billion, $1.04 billion and $1.12 billion during 2004, 2003 and 2002, respectively.

3.4 Unrealized Gains and Losses

Net unrealized gains (losses) on securities included in accumulated comprehensive income in shareholder's equity at December 31 were as follows:

                                                   2004       2003       2002
                                                 --------   --------   ---------
                                                          (In Thousands)

Gross unrealized gains                           $235,110   $218,143   $220,994
Gross unrealized losses                           (17,783)   (27,531)   (53,233)
DPAC and other fair value adjustments             (77,013)   (68,633)   (74,646)
Deferred federal income taxes                     (49,121)   (42,703)   (32,591)
                                                 --------   --------   --------
Net unrealized gains on securities               $ 91,193   $ 79,276   $ 60,524
                                                 ========   ========   ========

        The United States Life Insurance Company in the City of New York

3.5 Non-Income Producing Assets

The amount of non-income producing assets was insignificant.

3.6 Investments Greater Than 10% of Shareholder's Equity

There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholder's equity as of December 31, 2004, other than the Senior Promissory Note from American General Corporation of $122 million as reported in Note 7.

4. Deferred Policy Acquisition Costs

The balance of DPAC at December 31 and the components of the change in the balance for the years then ended were as follows:

                                                   2004       2003       2002
                                                 --------   --------   --------
                                                         (In Thousands)

Balance at January 1                             $179,585   $186,776   $239,301
Capitalization                                     40,573     49,478     49,241
Amortization                                      (64,605)   (63,482)   (64,908)
Effect of unrealized gains and losses on
   securities                                      (7,736)     6,813    (32,483)
Effect of realized gains and losses                    --         --     (4,375)
                                                 --------   --------   --------
Balance at December 31                           $147,817   $179,585   $186,776
                                                 ========   ========   ========

5. Policyholders' Contract Deposits and Future Policy Benefits

The analysis of the policyholders' contract deposits and future policy benefits at December 31, 2004 and 2003 follows:

                                                            2004         2003
                                                         ----------   ----------
                                                              (In Thousands)
Policyholders' contract deposits:
Annuities                                                $  377,455   $  377,385
Universal life                                            1,498,377    1,441,429
Other investment contracts                                  211,498      168,519
                                                         ----------   ----------
                                                         $2,087,330   $1,987,333
                                                         ==========   ==========

        The United States Life Insurance Company in the City of New York

                               2004         2003
                            ----------   ----------
                                 (In Thousands)
Future policy benefits:
Ordinary life               $  511,285   $  483,936
Group life                      79,395       78,936
Life contingent annuities      178,775      193,521
Accident and health            733,588      500,126
                            ----------   ----------
                            $1,503,043   $1,256,519
                            ==========   ==========

(a) The liability for policyholders' contract deposits has been established based on the following assumptions:

     (i) Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 3.0% to 5.0%. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 6% grading to zero over a period of 6 to 7 years.

     (ii) Interest rates on corporate-owned life insurance business are guaranteed at 4.00% and the weighted average rate credited in 2004 was 4.25%.

     (iii) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 3.9% to 5.6% and guarantees ranging from 3.0% to 5.0% depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 16.0% of the fund balance and grade to 0% over a period not longer than 19 years.

(b) The liability for future policy benefits has been established based upon the following assumptions:

Interest rates on immediate annuities, which vary by year of issuance and products, range from 2.50% to 11.25%.

Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate for individual life, including surrenders, approximated 4.1%.

        The United States Life Insurance Company in the City of New York

6. Federal Income Taxes

6.1 Tax Liabilities

Income tax liabilities were as follows:

                                        December 31
                                    -------------------
                                       2004       2003
                                    ---------   -------
                                       (In Thousands)
Current tax (receivable)            $(112,476)  $(1,536)
Deferred tax liability                    776     8,800
                                    ---------   -------
Income taxes (receivable) payable   $(111,700)  $ 7,264
                                    =========   =======

Components of deferred tax liabilities and assets at December 31 were as follows:

                                                         2004       2003
                                                       --------   --------
                                                          (In Thousands)
Deferred tax assets applicable to:
Policy reserves                                        $(79,845)  $(76,829)
Other                                                    (2,042)    (2,452)
                                                       --------   --------
Total deferred tax assets before valuation allowance    (81,887)   (79,281)
                                                       --------   --------

Deferred tax liabilities applicable to:
Deferred policy acquisition costs                         5,808     16,915
Basis differential of investments                        21,927     20,582
Net unrealized gains on debt and equity securities
   available  for sale                                   49,183     42,704
Other                                                     5,745      7,880
                                                       --------   --------
Total deferred tax liabilities                           82,663     88,081
                                                       --------   --------
Net deferred tax liabilities                           $    776   $  8,800
                                                       ========   ========

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "policyholders' surplus". At December 31, 2004, the Company had approximately $48 million of policyholders' surplus on which no deferred tax liability has been recognized, as federal income taxes are not required unless this amount is distributed as a dividend or recognized under other specified conditions. The Company does not believe that any significant portion of the account will be taxed in the foreseeable future. If the entire policyholders' surplus account became taxable at the current federal income tax rates, the tax would be approximately $17 million. The American Jobs Creation Act of 2004

        The United States Life Insurance Company in the City of New York

6.1 Tax Liabilities (continued)

modified federal income tax law to allow life insurance companies to distribute amounts from policyholders' surplus during 2005 and 2006 without incurring federal income tax on the distributions. The Company is evaluating this new law and expects to eliminate its policyholders' surplus balance during these two years.

6.2 Tax Expense

Components of income tax expense (benefit) for the years were as follows:

                                    2004       2003      2002
                                 ---------   -------   -------
                                         (In Thousands)
Current tax (benefit) expense    $ (90,601)  $33,217   $21,319
Deferred tax (benefit) expense     (17,413)   (7,616)    3,474
                                 ---------   -------   -------
Income tax (benefit) expense     $(108,014)  $25,601   $24,793
                                 =========   =======   =======

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statement is presented below.

                                                2004       2003       2002
                                             ---------   --------   --------
                                                      (In Thousands)
Income tax at statutory percentage of GAAP
   pretax (loss) income                      $(104,222)  $ 29,507   $ 27,063
Adjustments related to IRS settlement               --     (3,561)    (2,589)
Dividends received deduction                        (6)      (163)       (37)
Tax-exempt investment income                       (72)       (77)        (4)
Prior year true-ups                             (3,714)       (65)       (15)
Other                                               --        (40)       375
                                             ---------   --------   --------
Income tax (benefit) expense                 $(108,014)  $ 25,601   $ 24,793
                                             =========   ========   ========

The other balance relates primarily to the reduction of certain tax liabilities that were recorded for prior years following the completion of the tax examinations discussed in Note 6.4.

        The United States Life Insurance Company in the City of New York

6.3 Tax Paid

Income taxes paid amounted to approximately $17.5 million, $41.2 million and $12.6 million in 2004, 2003 and 2002, respectively.

6.4 Tax Return Examinations

The Internal Revenue Service (IRS) is currently examining the Company's tax returns for the tax years 2000 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements.

6.5 Tax Sharing Agreement

The Company joins in the filing of a consolidated federal income tax return with AGC Life and its life insurance subsidiaries. The Company has a written agreement with AGC Life setting forth the manner in which the total consolidated federal income tax is allocated to each entity that joins in the consolidation. Under this agreement, AGC Life agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company had it filed a separate federal income tax return. In addition, AGC Life agrees to reimburse the Company for the tax benefits, if any, from net operating losses and tax credits which are not usable by the subsidiary but which are used by other members of the consolidated group within ninety days after the filing of the consolidated federal income tax return for the year in which the losses and credits are used.

7. Transactions With Affiliates

On September 25, 2001, the Company purchased a Senior Promissory Note from American General Corporation in the amount of $5 million. American General Corporation was the Company's ultimate parent prior to its acquisition by AIG on August 29, 2001. The note matures on September 15, 2006 and pays semi-annual interest at a rate equal to 1-month LIBOR plus 50 basis points.

On December 27, 2001, the Company purchased a Senior Promissory Note from American General Corporation in the amount of $117 million. American General Corporation was the Company's ultimate parent prior to its acquisition by AIG on August 29, 2001. The note matures on December 27, 2006 and pays semi-annual interest at a rate equal to 1-month LIBOR plus 50 basis points.

        The United States Life Insurance Company in the City of New York

The Company owns 192 shares of the common stock of its ultimate parent, AIG. These securities are listed on the New York Stock Exchange and are therefore readily marketable. The value of these shares at December 31, 2004 was approximately $13 thousand.

The Company is party to various cost sharing agreements with its affiliates. During 2004, 2003 and 2002, the Company was charged $130.9 million, $122.9 million and $112.3 million, respectively, for expenses incurred by affiliates on its behalf. During 2002, the Company received reimbursements of $1.6 million for services that it provided on behalf of its affiliates. The Company did not receive reimbursements for services in 2004 or 2003.

The Company's insurance policy obligations are guaranteed by American Home Assurance Company ("American Home"), a subsidiary of AIG. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's contractholders have the right to enforce the guarantee directly against American Home. While American Home does not publish financial statements, it does file statutory annual and quarterly reports with the New York State Insurance Department, where such reports are available to the public.

The Company has also entered into reinsurance agreements with certain affiliates. Please refer to Note 14.

8. Accident and Health Reserves

Activity in the liability for policy and contract claims for the Company's accident and health coverage is summarized as follows:

                                                                2004       2003       2002
                                                              --------   --------   -------
Balance as of January 1, net of reinsurance recoverable       $ 25,975   $ 21,211   $18,250
                                                              --------   --------   -------
Add: Incurred losses (1)                                       341,335     31,179    25,635
                                                              --------   --------   -------
Deduct: Paid losses related to:
Current year                                                     6,652     10,694     9,089
Prior years                                                     17,117     15,721    13,585
                                                              --------   --------   -------
Total paid losses                                               23,769     26,415    22,674
                                                              --------   --------   -------
Balance as of December 31, net of reinsurance recoverable      343,541     25,975    21,211
Reinsurance recoverable                                         30,584     78,295    40,793
                                                              --------   --------   -------
Balance as of December 31, gross of reinsurance recoverable   $374,125   $104,270   $62,004
                                                              ========   ========   =======

(1) Substantially all of the Company's incurred claims and claim adjustment expenses relate to the respective current year.

        The United States Life Insurance Company in the City of New York

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

9. Benefit Plans

Effective January 1, 2002, as a result of AIG's acquisition of American General Corporation, substantially all of the Company's employees are covered by various benefit plans of AIG. These plans include a non-contributory qualified defined benefit plan, various stock option and stock purchase plans and a voluntary qualified defined contribution savings plan. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating subsidiaries.

The Company maintains a defined contribution retirement plan for the benefit of its sales agents and managers. Investments in the plan currently consist of cash deposits that earn interest at a rate of 5.30% per year and shares of AIG stock. As of December 31, 2004 and 2003, the liabilities associated with this plan were $16.3 million and $18.8 million, respectively.

        The United States Life Insurance Company in the City of New York

10. Fair Value of Financial Instruments

Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" ("FASB 107") requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. In the measurement of the fair value of certain of the financial instruments, where quoted market prices were not available, other valuation techniques were utilized. These fair value estimates are derived using internally developed valuation methodologies based on available and observable market information.

Carrying amounts and fair values for certain of the Company's financial instruments at December 31 are presented below.

                                                 2004                2003
                                          -----------------   -----------------
                                           Fair    Carrying    Fair    Carrying
                                           Value    Amount     Value    Amount
                                          ------   --------   ------   --------
                                            (In Millions)       (In Millions)

Assets:
   Fixed maturity and equity securities   $3,071    $3,071    $2,872    $2,872
   Mortgage loans on real estate             161       154       153       142
   Policy loans                              219       195       212       193
   Other long term investments                18        18        18        18
   Short term investments                     22        22         4         4

Liabilities:
   Insurance investment contracts            540       530       514       502

The following methods and assumptions were used to estimate the fair value of financial instruments:

Fixed Maturity and Equity Securities

Fair values for fixed maturity securities were based principally on independent pricing services, broker quotes and other independent information. For securities that do not have readily determinable market prices, the Company estimated fair value using internally prepared valuations (including those based on estimates of future profitability). Otherwise, the Company used its most recent purchases and sales of similar unquoted securities, independent broker quotes or comparison to similar securities with quoted prices when possible to estimate the fair value of those securities.

Fair values for equity securities were based upon quoted market prices.

        The United States Life Insurance Company in the City of New York

Mortgage Loans on Real Estate

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk-adjusted discount rates.

Policy Loans

Fair value of policy loans was estimated using discounted cash flows and actuarially determined assumptions, incorporating market rates.

Other Long Term Investments

Fair value of other invested assets is based upon the fair value of the net assets of these investments as determined by its general partners.

Short Term Investments

The carrying value reported in the balance sheet for these instruments approximates fair value.

Insurance Investment Contracts

Fair value of insurance investment contracts was estimated using cash flows discounted at market interest rates.

11. Statutory Financial Information; Dividend Paying Capability

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York State Insurance Department (NYSID). There were no material permitted practices utilized by the Company in 2004, 2003 or 2002.

Effective January 1, 2001, the Codification of Statutory Accounting Principles ("Codification") guidance replaced the Accounting Practices and Procedures manual as the primary guidance on statutory accounting. The NYSID requires companies to prepare their statutory-basis financial statements in accordance with Codification, except where it conflicts with provisions of the New York Insurance Law. Although the NYSID initially chose not to adopt the provisions of Codification that relate to the recording of deferred tax assets, they decided to do so in 2002. Therefore, the company recorded an additional gain to surplus of $47.8 million as of December 31, 2002.

        The United States Life Insurance Company in the City of New York

Statutory accounting practices for the Company differ from generally accepted accounting principles as follows: (1) fixed maturities available for sale are not recorded at market value; (2) policy acquisition costs are charged against operations instead of being deferred and amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves are adjusted based upon mortality, lapse and interest rate assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards; (4) deferred income taxes provided for temporary differences between the bases of assets and liabilities for financial reporting and tax purposes are subject to certain limitations and are charged directly to surplus; (5) future policy benefits, policyholder contract deposits, policy and contract claims and unearned premiums are presented net of ceded reinsurance; (6) asset value and interest maintenance reserves are established using prescribed formulas.

The Company's policyholders' surplus and net income, as determined in accordance with statutory accounting practices, is summarized as follows:

                                       2004       2003       2002
                                    ---------   --------   --------
                                             (In Thousands)

Statutory net income for the year   $(228,568)  $ 47,604   $ 66,464
Statutory surplus at year-end       $ 269,996   $360,695   $306,275

The maximum amount of dividends that can be paid by the Company without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of: (1) 10% of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of such insurer for the immediately preceding calendar year.

The Company did not pay any dividends in 2004 or 2003. USL paid $90.9 million and NCL paid $19.0 million in dividends to AGC Life in 2002. The amounts paid in 2002 represented extraordinary dividends, for which the Companies received the necessary approvals from the New York and Minnesota Insurance Departments, respectively.

As of December 31, 2004 and 2003, the Company held fixed maturity securities with a carrying value of $394 million and $395 million, respectively, to satisfy the requirements of various state insurance departments.

        The United States Life Insurance Company in the City of New York

12. Leases

The Company has various leases for office space and facilities. The Company's future minimum rental commitments under noncancellable leases are presented below:

Year ended    Gross Rent   Sublease   Net Rent
December 31     Expense     Rentals    Expense
-----------   ----------   --------   --------
                       (In Thousands)

2005            $ 4,781     $2,620     $ 2,161
2006              4,645      2,621       2,024
2007              2,520         --       2,520
2008              2,520         --       2,520
2009              2,880         --       2,880
Thereafter       11,520         --      11,520
                -------     ------     -------
   Total        $28,866     $5,241     $23,625
                =======     ======     =======

Net rent expense incurred in 2004, 2003 and 2002 was $1.9 million, $2.7 million and $4.1 million, respectively.

13. Contingencies

The Company's ultimate parent, AIG, pursuant to various filings with the SEC, has reported that its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 could not be filed within the prescribed time period due to management changes, as well as AIG's ongoing internal review of the accounting for certain transactions, which review was commenced in connection with regulatory inquiries announced by AIG and described in Current Reports on Forms 8-K filed with the SEC by AIG, including those filed on February 14, 2005, March 15, 2005 and March 30, 2005. In the opinion of the Company's management, based on the current status of these inquiries, it is not likely that any of these inquiries will have a material adverse effect on the Company's consolidated financial condition or results of operations.

From time to time in the normal course of business, the Company issues commitments to purchase various investments such as corporate securities, mortgage loans, etc. At December 31, 2004, the Company had $6.5 million of unfunded commitments.

At December 31, 2004, the Company had not received notification of any insurance company insolvencies that are expected to result in a material guaranty fund assessment against the Company at some future date.

        The United States Life Insurance Company in the City of New York

In 1997, USLIFE Corporation entered the workers' compensation reinsurance business. In 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, "Superior National"), effective May 1, 1998. On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures which the Company believed were made by Superior National.

In 2000, the California Department of Insurance ordered seizure of certain of Superior National's insurance subsidiaries as a result of their financial condition and Superior National Insurance Group, Inc. voluntarily filed for bankruptcy.

As a result of the May 1, 1998 reinsurance agreement with Superior National, the Company is subject to a statutory requirement to fund a California Special Schedule P deposit. The Company established a Special Schedule P deposit for the May 1, 1998 reinsurance agreement as required in June 1999. In September 2003, the California Department of Insurance, for the first time, demanded that the amount on deposit be increased. In October 2003, the Company entered into a formal stipulation agreement with the Insurance Commissioner, "so ordered" by the California Superior Court, whereby the Company agreed to transfer certain assets into a Special Schedule P trust in response to the Department's demand, without prejudice to the rights of the Company or the Department to request an adjustment to the amount of the transfer following an inspection by the Company of the relevant books and records. The stipulation and order specifies that the funds put on deposit cannot be withdrawn by the Commissioner until after a final award is made in the arbitration. Per the stipulation agreement, an award will be deemed final upon the issuance of the award and the resolution of all post-award proceedings, including any motion to vacate or confirm the award and any appeals therefrom.

On March 30, 2004, the Company settled its dispute with Centre Insurance Company, the financial impact of which was reflected in the year ended December 31, 2003 financial statements.

On December 30, 2004, the arbitration panel issued a Final Interim Award. By a 2-1 majority, the panel denied the Company's claim for rescission, but "reformed" the May 1, 1998 contract to reduce the Company's liability by 10% in each of the three treaty periods.

On January 26, 2005, the Company settled its dispute with Converium Insurance (North America), the financial impact of which is reflected in the 2004 charges described below.

        The United States Life Insurance Company in the City of New York

On January 27, 2005, the Company filed a motion to vacate the award. By order dated March 15, 2005, the district court denied the Company's motion. The Company will pursue an appeal of the order to the United States Court of Appeals for the Ninth Circuit. In addition, the arbitration panel established a schedule for determining what amounts are properly payable under the contract, and the Company will pursue all of its rights in this regard.

Based on the arbitration panel's ruling, the Company determined that its previous accounting, which assumed the contract was rescinded, was no longer supportable. Accordingly, the Company has recorded the premiums and benefits and other expenses related to the workers' compensation business in the period ended December 31, 2004 in the amount of $270 million and $640 million, respectively, for a net pretax charge of $370 million. This net charge includes a charge for the Converium settlement and reflects consideration of certain retrocessional protections. Amounts recorded for ultimate losses under these contracts represent management's best estimates as of December 31, 2004, assuming the legal steps noted above are wholly or mainly unsuccessful. However, due to the uncertainty involved in estimating these ultimate losses as well as the ultimate collectibility of various reinsurance coverages, it is possible that additional losses which may be material to the Company's statement of operations will be incurred in future periods. Currently, management does not expect these additional losses to exceed $210 million.

American General Corporation has committed to make contributions to the capital of the Company sufficient to meet its obligations under the treaty. The Company, with the approval of the New York State Department of Insurance, recorded a $120 million capital contribution as of December 31, 2004. On February 10, 2005, the Company received such capital contribution from its parent. The Company, following appropriate regulatory approval, is expected to receive an additional capital contribution of $130 million in early May. The total of the capital contributions, $250 million, is the approximate after-tax charge of the $370 million discussed above.

The Company is also party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, management believes that the total amounts ultimately paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's operating results or financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given suit.

        The United States Life Insurance Company in the City of New York

14. Reinsurance

The Company's group business is primarily reinsured with an affiliated entity, American General Assurance Company ("AGAC"). Effective January 1, 1998, the Company entered into an agreement to cede 49% of its credit life and credit accident and health business to AGAC. The Company subsequently entered into another agreement on October 1, 1998 to cede 49% of its New York and 100% of its non-New York group life (excluding permanent policies) and group accident and health business to AGAC. This agreement required AGAC to pay the Company a ceding commission of $13 million at the inception.

In December 2002 the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("ALB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, ALB reinsures a 90% quota share of the Company's liability on virtually all level term products issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. Under the agreement, the Company will retain the assets supporting the reserves ceded to ALB. At December 31, 2004 and 2003, these assets and the related reserves totaled approximately $14.2 million and $3.9 million, respectively.

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The impact of the agreement on the Company's consolidated results of operations for the years ended December 31, 2004 and 2003 was an after-tax expense of approximately $690 thousand and $292 thousand, respectively, representing the risk charge associated with the coinsurance agreement.

The effect of reinsurance transactions on group and individual premiums and life insurance in force for the years ended December 31, 2004, 2003 and 2002 is presented below:

                                                                                   Percentage of
                                                                                  Amount Assumed
December 31, 2004             Gross          Ceded        Assumed       Net           to Net
-----------------------   ------------   -------------   --------   -----------   --------------
    (In Thousands)
Life Insurance in Force   $140,259,593   $(106,911,901)  $ 20,706   $33,368,398         0.1%
                          ============   =============   ========   ===========
Premiums:
   Life                   $    434,350   $    (218,115)  $    114   $   216,349         0.1%
   Accident and Health         448,524        (541,016)   420,365       327,873       128.2%
   Annuity                      17,016             (41)        --        16,975         0.0%
                          ------------   -------------   --------   -----------
   Total Premiums         $    899,890   $    (759,172)  $420,479   $   561,197        74.9%
                          ============   =============   ========   ===========

        The United States Life Insurance Company in the City of New York

                                                                                 Percentage of
                                                                                Amount Assumed
December 31, 2003             Gross          Ceded      Assumed       Net           to Net
-----------------------   ------------   ------------   -------   -----------   --------------
    (In Thousands)
Life Insurance in Force   $129,814,185   $(96,226,940)  $43,291   $33,630,536        0.1%
                          ============   ============   =======   ===========
Premiums:
   Life                   $    433,646   $   (212,329)  $   609   $   221,926        0.3%
   Accident and Health         463,978       (403,711)    2,107        62,374        3.4%
   Annuity                      19,478            (15)        1        19,464        0.0%
                          ------------   ------------   -------   -----------
   Total Premiums         $    917,102   $   (616,055)  $ 2,717   $   303,764        0.9%
                          ============   ============   =======   ===========

                                                                                 Percentage of
                                                                                Amount Assumed
December 31, 2002             Gross          Ceded      Assumed       Net           to Net
-----------------------   ------------   ------------   -------   -----------   --------------
    (In Thousands)
Life Insurance in Force   $108,991,814   $(76,813,308)  $35,408   $32,213,914         0.1%
                          ============   ============   =======   ===========
Premiums:
   Life                   $    396,794   $   (186,441)  $   617   $   210,970         0.3%
   Accident and Health         411,215       (358,875)    8,509        60,849        14.0%
   Annuity                      22,665             --        --        22,665         0.0%
                          ------------   ------------   -------   -----------
   Total Premiums         $    830,674   $   (545,316)  $ 9,126   $   294,484         3.1%
                          ============   ============   =======   ===========

For the years ended December 31, 2004, 2003 and 2002, reinsurance recoveries reduced death and other benefits by $489 million, $435 million and $404 million, respectively.

Information related to intercompany reinsurance is as follows:

                                            2004       2003       2002
                                          --------   --------   --------
                                                  (In Thousands)
Premium ceded                             $532,166   $532,616   $461,648
Benefits ceded                             399,313    408,999    332,263
Commissions and expenses charged           172,619    157,217    137,911

Reinsurance recoverable - paid losses          892        809        575
Reinsurance recoverable - unpaid losses    743,671    680,299    580,147
Reinsurance payables                        94,184    101,025     71,889

                            PART C: OTHER INFORMATION

Item 26. Exhibits

(a)     Board of Directors Resolution.

        (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VL-R and among other things the marketing of variable life products in New York. (3)

(b)     Custodian Agreements. Inapplicable.

(c)     Underwriting Contracts.


        (1) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (6)

        (2)     Form of Selling Group Agreement. (6)

        (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d)     Contracts.

        (1) Specimen form of the "Platinum Investor/(R)/PLUS" Variable Universal Life Insurance Policy, Form No. 02600N. (12)

(e)     Applications.


        (1) Specimen form of Application for Variable Life Insurance, Form No. USL 9147 Rev1101, and Part B Form No. 3346(Y). (10)

        (2) Form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC 100175-33. (13)

        (3)     Form of Service Request Form, Form No. AGLC 100817 REV0803. (13)

(f)     Depositor's Certificate of Incorporation and By-Laws.

        (1) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York. (1)

        (2) Copy of the Amended and Restated Bylaws of The United States Life Insurance Company in the City of New York dated July 25, 2002. (13)

(g)     Reinsurance Contracts. Inapplicable.

(h)     Participation Agreements.

        (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (4)

        (1)(b) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (11)

        (1)(c) Form of Amendment No. 3 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (13)

        (2)(a) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (4)

        (2)(b) Form of First Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Stock Portfolio Company and The Variable Annuity Life Insurance Company. (5)

        (3)(a) Form of Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (4)

        (4)(a) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (4)

        (4)(b) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

        (4)(c) Form of Amendment No. 2 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (13)

        (5)(a) Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (2)

        (5)(b) Form of Amendment No. 1 to Participation Agreement by and Among The Universal Institution Funds, Inc., Van Kampen Funds Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (4)

        (5)(c) Form of Amendment No. 3 to Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (11)

        (5)(d) Form of Amendment No. 4 to Participation Agreement by and Among Morgan Stanley Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP, Van Kampen Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (13)

        (6)(a) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (4)

        (7)(a) Form of Participation Agreement by and among The Alger American Fund, The United States Life Insurance Company in the City of New York and Fred Alger & Company, Incorporated. (13)

        (8)(a) Participation Agreement by and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds Inc. (2)

        (8)(b) Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (7)

        (8)(c) Form of Amendment No. 3 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (13)

        (9)(a) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

        (9)(b) Form of Amendment No. 1 to Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (13)

        (10)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (13)

        (11)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

        (11)(b) Form of Amendment to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series.
                (13)

        (12)(a) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

        (12)(b) Form of Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (8)

        (13)(a) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (5)

        (14)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (5)

        (15)(a) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

        (16)(a) Form of Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (5)

        (16)(b) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (13)

        (17)(a) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York.
                (5)

        (17)(b) Form of Amendment No. 1 to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (13)

        (18)(a) Form of Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York.
                (13)

        (19)(a) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003.
                (14)

        (20)(a) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. (13)

        (21)(a) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

        (22)(a) Form of Administrative Services Agreement by and among Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP and The United States Life Insurance Company in the City of New York. (4)

        (22)(b) Form of Amendment No. 1 to Administrative Services Agreement by and among Morgan Stanley Dean Witter Investment Management Inc., Miller Anderson & Sherrerd, LLP and The United States Life Insurance Company in the City of New York. (13)

        (23)(a) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1999. (13)

        (23)(b) Form of Amendment No. 1 to Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc. (13)

        (24)(a) Form of Amended and Restated Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc., dated as of April 1, 2004.
                (14)

        (25)(a) Form of Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated, effective August 1, 2003. (13)

        (25)(b) Form of Amendment No. 1 to Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (13)

        (25)(c) Form of Amendment No. 2 to Agreement with Respect to Trademarks and Fund Names by and among A I M Management Group Inc., A I M Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (14)

        (26)(a) Form of Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (4)

        (27)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York. (5)

        (28)(a) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

        (29)(a) Form of Services Agreement by and between Pacific Investment Management Company LLC. and The United States Life Insurance Company in the City of New York (5)

        (30)(a) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

        (31)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

        (32)(a) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (9)

        (32)(b) Form of Amendment to Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (13)

        (33)(a) Form of Service Contract by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (13)

        (34)(a) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (5)

        (35)(a) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

        (36)(a) Form of Services Agreement Class O between Fred Alger Management, Inc. and The United States Life Insurance Company in the City of New York. (13)

        (37)(a) Form of Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (13)

        (38)(a) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York. (14)

(i)     Administrative Contracts.

        (1) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004.
                (14)

(j)     Other Material Contracts. None

(k)     Legal Opinion.

        (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (13)

(l)     Actuarial Opinion.

        (1) Opinion and Consent of The United States Life Insurance Company in the City of New York's actuary. (13)

(m)     Calculation. None

(n)     Other Opinions.

        (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

(o)     Omitted Financial Statements. None

(p)     Initial Capital Agreements. None

(q)     Redeemability Exemption.


        (1) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940.
                (14)
----------
(1) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2004.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(3) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 27, 1999.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(8) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 2, 2005.

(9) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(10) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 15, 2002.

(11) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.

(12) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 15, 2003.

(13) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on September 5, 2003.

(14) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105762) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 2, 2005.

Item 27.  Directors and Officers of the Depositor

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
----------------------------- --------------------------------------------------
Rodney O. Martin, Jr.         Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff           Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz                Director, Chief Executive Officer and President -
830 Third Avenue              Individual Insurance Operations
New York, NY 10022

Marion E. Fajen               Director
5608 N. Waterbury Road
Des Moines, IA 50312

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
----------------------------- --------------------------------------------------
Patrick J. Foley              Director
569 N. Country Club Dr.
Lake Worth, FL 33462

Cecil C. Gamwell III          Director
419 West Beach Road
Charlestown, RI 02813

Stephen A. Gold               Director, President and Chief Executive Officer
70 Pine Street
New York, NY 10270

Jack R. Harnes                Director
70 Pine Street
New York, NY 10270

David L. Herzog               Director
2929 Allen Parkway
Houston, TX 77019

John I. Howell                Director
Indian Rock Corporation
263 Glenville Rd, 2nd Floor
Greenwich, CT 06831

Donald P. Kanak, Jr.          Director
70 Pine Street
New York, NY 10270

Ernest T. Patrikis            Director
70 Pine Street
New York, NY 10270

Gary D. Reddick               Director, Chief Administrative Officer and
2929 Allen Parkway            Executive Vice President
Houston, TX 77019

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
----------------------------- --------------------------------------------------
Martin J. Sullivan            Director
70 Pine Street
New York, NY 10270

Christopher J. Swift          Director, Chief Financial Officer and
2929 Allen Parkway            Executive Vice President
Houston, TX 77019

James W. Weakley              Director and President - Worksite Solutions
2929 Allen Parkway            Profit Center
Houston, TX 77019

Thomas L. Booker              President - Structured Settlements/SPIA
2727 Allen Parkway            Profit Center
Houston, TX 77019

Jeffrey H. Carlson            Chief Information Officer and Senior Vice
2727-A Allen Parkway          President
Houston, TX 77019

Stephen A. Appleyard          Executive Vice President
2727 Allen Parkway
Houston, TX 77019

David R. Armstrong            Senior Vice President
3600 Route 66
Neptune, NJ 07754

Erik A. Baden                 Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard              Senior Vice President
2929 Allen Parkway
Houston, TX 77019

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
----------------------------- --------------------------------------------------
Robert M. Beuerlein           Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Patricia A. Bosi              Senior Vice President
3600 Route 66
Neptune, NJ 07754

Robert M. Goldbloom           Senior Vice President
80 Pine Street
New York, NY 10005

William F. Guterding          Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.        Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel             Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings              Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson             Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
----------------------------- --------------------------------------------------
Simon J. Leech                Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo              Senior Vice President
2727 Allen Parkway
Houston, TX 77019

A. Hasan Qureshi              Senior Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

William R. Schultz, Jr.       Senior Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

James P. Steele               Senior Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Robert E. Steele              Senior Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Michael Welsh                 Senior Vice President
3600 Route 66
Neptune, NJ 07754

Frederic R. Yopps             Senior Vice President
750 W. Virginia Street
Milwaukee, WI 53204

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
----------------------------- --------------------------------------------------
Edward F. Bacon               Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski           Vice President, Treasurer and Controller
3600 Route 66
Neptune, NJ 07754

Michael B. Boesen             Vice President
2727 Allen Parkway
Houston, TX 77019

David R. Brady                Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman          Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Robert W. Busby               Vice President
One Woodfield Lake
Schaumburg, IL 60173

Robert W. Chesner             Vice President
2929 Allen Parkway
Houston, TX 77019

Shari Ciapka                  Vice President
3600 Route 66
Neptune, NJ 07754

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
----------------------------- --------------------------------------------------
James Cortiglia               Vice President
3600 Route 66
Neptune, NJ 07754

Donald L. Davis               Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Carolyn DiPalma               Vice President
3600 Route 66
Neptune, NJ 07754

Donna F. Fahey                Vice President
3600 Route 66
Neptune, NJ 07754

Farideh N. Farrokhi           Vice President
2727-A Allen Parkway
Houston, TX 77019

Kevin P. Fitzpatrick          Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Richard L. Gravette           Vice President
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer          Vice President
6363 Forest Park Road
Dallas, TX 75235

Joel H. Hammer                Vice President
1 Chase Manhattan Place
New York, NY 10005

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
----------------------------- --------------------------------------------------
Neal C. Hasty                 Vice President
6363 Forest Park Road
Dallas, TX 75235

Rona B. Hoffman               Vice President
3600 Route 66
Neptune, NJ 07754

Thomas M. Hoffman             Vice President
70 Pine Street
New York, NY 10270

Keith C. Honig                Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Sharla A. Jackson             Vice President
205 E. 10th Avenue
Amarillo, TX 79101

W. Jarvis                     Vice President
3600 Route 66
Neptune, NJ 07754

Scott B. Klein                Vice President
3600 Route 66
Neptune, NJ 07754

Gary J. Kleinman              Vice President
1 Chase Manhattan Place
New York, NY 10005

Frank A. Kophamel             Vice President
3600 Route 66
Neptune, NJ 07754

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
----------------------------- --------------------------------------------------
Linda K. Lewis                Vice President
6363 Forest Park Road
Dallas, TX 75235

Randy J. Marash               Vice President
3600 Route 66
Neptune, NJ 07754

David S. Martin               Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask                 Vice President
2777 Allen Parkway
Houston, TX 77019

Gordon S. Massie              Vice President
2929 Allen Parkway
Houston, TX 77019

Richard A. Mercante           Vice President
175 Water Street
New York, NY 10038

Alex N. Moral                 Vice President - Product Design and Development
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson            Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.          Vice President
2929 Allen Parkway
Houston, TX 77019

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
----------------------------- --------------------------------------------------
Kirsten M. Pedersen           Vice President
2929 Allen Parkway
Houston, TX 77019

John W. Penko                 Vice President - Group Benefits & Financial
2727 Allen Parkway            Institutions Profit Center
Houston, TX 77019

Dale W. Sachtleben            Vice President
#1 Franklin Square
Springfield, IL 62713

Imad A. Salman                Vice President
3600 Route 66
Neptune, NJ 07754

Kristen E. Sather             Vice President
1 Chase Manhattan Place
New York, NY 10005

Richard W. Scott              Vice President
2929 Allen Parkway
Houston, TX 77019

Tom L. Scott                  Vice President
2919 Allen Parkway
Houston, TX 77019

T. Clay Spires                Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard P. Vegh               Vice President
3600 Route 66
Neptune, NJ 07754

                              Positions and Offices with Depositor
Name and Principal            The United States Life Insurance Company in the
Business Address              City of New York
----------------------------- --------------------------------------------------
S. Michael Von Stein          Vice President
1000 E. Woodfield Road
Schaumberg, IL 60173

Susan J. Wilhite              Vice President
One Woodfield Lake
Schaumburg, IL 60173

Elizabeth M. Tuck             Secretary
70 Pine Street
New York, NY 10270

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). Set forth below is an organizational chart for AIG filed with the SEC on March 15, 2004 as Exhibit 21 to the Form 10-K. Footnotes to the organizational chart below are located at the end of Item 28. The current organizational chart for AIG can be found as Exhibit 21 in Form 10-K filed in 2005, SEC file number 001-08787.

                               SUBSIDIARIES OF AIG

                                                                                                              % of Voting
                                                                                                               Securities
                                                                                                                 Owned by
                                                                                           Jurisdiction of            its
                                                                                             Incorporation      Immediate
                                                                                           or Organization      Parent(2)
                                                                                           ---------------    ------------
American International Group, Inc. (1)............................................................Delaware             (3)
     AIG Aviation, Inc. ...........................................................................Georgia            100%
     AIG Bulgaria Insurance and Reinsurance Company EAD...........................................Bulgaria            100%
     AIG Capital Corporation......................................................................Delaware            100%
         AIG Consumer Finance Group, Inc..........................................................Delaware            100%
              AIG Bank Polska S.A...................................................................Poland          97.23%
              AIG Credit S.A........................................................................Poland             80%
              Compania Financiera Argentina S.A..................................................Argentina           92.7%
         AIG Global Asset Management Holdings Corp................................................Delaware            100%
              AIG Capital Partners, Inc...........................................................Delaware            100%
              AIG Global Investment Corp........................................................New Jersey            100%
              John McStay Investment Counsel, L.P....................................................Texas          82.84%
         International Lease Finance Corporation................................................California          64.85% (4)
     AIG Claim Services, Inc......................................................................Delaware            100%

                               SUBSIDIARIES OF AIG

                                                                                                              % of Voting
                                                                                                               Securities
                                                                                                                 Owned by
                                                                                           Jurisdiction of            its
                                                                                             Incorporation      Immediate
                                                                                           or Organization      Parent(2)
                                                                                           ---------------    ------------
     AIG Credit Corp..............................................................................Delaware            100%
         A.I. Credit Corp....................................................................New Hampshire            100%
         Imperial Premium Finance, Inc..........................................................California            100%
         Imperial Premium Finance, Inc............................................................Delaware            100%
     AIG Equity Sales Corp........................................................................New York            100%
     AIG Federal Savings Bank.....................................................................Delaware            100%
     AIG Finance Holdings, Inc....................................................................New York            100%
         AIG Finance (Hong Kong) Limited.........................................................Hong Kong            100%
     AIG Financial Advisor Services, Inc..........................................................Delaware            100%
         AIG Financial Advisor Services (Europe), S.A...........................................Luxembourg            100%
     AIG Financial Products Corp..................................................................Delaware            100%
         AIG Matched Funding Corp.................................................................Delaware            100%
         Banque AIG ................................................................................France             90% (5)
     AIG Funding, Inc.............................................................................Delaware            100%
     AIG Global Real Estate Investment Corp.......................................................Delaware            100%
     AIG Global Trade & Political Risk Insurance Company........................................New Jersey            100%
     A.I.G. Golden Insurance Ltd....................................................................Israel          50.01%
     AIG Life Insurance CompanyDelaware................................................................79%             (6)
     AIG Life Insurance Company of Canada...........................................................Canada            100%
     AIG Life Insurance Company of Puerto Rico.................................................Puerto Rico            100%
     AIG Marketing, Inc...........................................................................Delaware            100%
     AIG Memsa, Inc...............................................................................Delaware            100%
         Tata AIG General Insurance Company Limited..................................................India             26%
     AIG Private Bank Ltd.....................................................................Switzerland             100%
     AIG Retirement Services, Inc.................................................................Delaware            100% (7)
         SunAmerica Life Insurance Company.........................................................Arizona            100%
              SunAmerica Investments, Inc..........................................................Georgia             70% (8)
                  AIG Advisor Group, Inc..........................................................Maryland            100%
                      Advantage Capital Corporation...............................................New York            100%
                      FSC Securities Corporation..................................................Delaware            100%
                      Sentra Securities Corporation.............................................California            100%
                      Spelman & Co., Inc........................................................California            100%
                      SunAmerica Securities, Inc..................................................Delaware            100%
                  AIG SunAmerica Life Assurance Company............................................Arizona            100% (9)
                  Saamsun Holdings Corp...........................................................Delaware            100%
                      SAM Holdings Corporation..................................................California            100%
                           AIG SunAmerica Asset Management Corp...................................Delaware            100%
                           AIG SunAmerica Capital Services. Inc...................................Delaware            100%
                      Sun Royal Holdings Corporation............................................California            100%
         Royal Alliance Associates, Inc...........................................................Delaware            100%
     First SunAmerica Life Insurance Company......................................................New York            100%
AIG Risk Management, Inc..........................................................................New York            100%
AIG Technologies, Inc........................................................................New Hampshire            100%
AIGTI, Inc........................................................................................Delaware            100%

                               SUBSIDIARIES OF AIG

                                                                                                              % of Voting
                                                                                                               Securities
                                                                                                                 Owned by
                                                                                           Jurisdiction of            its
                                                                                             Incorporation      Immediate
                                                                                           or Organization      Parent(2)
                                                                                           ---------------    ------------
AIG Trading Group Inc.............................................................................Delaware            100%
     AIG International, Inc.......................................................................Delaware            100%
AIU Insurance Company.............................................................................New York             52% (10)
AIU North America, Inc............................................................................New York            100%
American General Corporation.........................................................................Texas            100%
     American General Bancassurance Services, Inc.................................................Illinois            100%
     AGC Life Insurance Company...................................................................Missouri            100%
         AIG Assurance Canada.......................................................................Canada            100% (11)
         AIG Life of Bermuda, Ltd..................................................................Bermuda            100%
         American General Life and Accident Insurance Company....................................Tennessee            100%
         American General Life Insurance Company.....................................................Texas            100%
              American General Annuity Service Corporation...........................................Texas            100%
              AIG Enterprise Services, LLC........................................................Delaware            100%
              American General Equity Services Corporation........................................Delaware            100%
              American General Life Companies, LLC................................................Delaware            100%
              The Variable Annuity Life Insurance Company............................................Texas            100%
                  VALIC Retirement Services Company..................................................Texas            100%
                  VALIC Trust Company................................................................Texas            100%
         American General Property Insurance Company.............................................Tennessee          51.85% (12)
              American General Property Insurance Company of Florida...............................Florida            100%
         AIG Annuity Insurance Company...............................................................Texas            100%
         The United States Life Insurance Company in the City of New York.........................New York            100%
     American General Finance, Inc.................................................................Indiana            100%
         AGF Investment Corp.......................................................................Indiana            100%
         American General Auto Finance, Inc.......................................................Delaware            100%
         American General Finance Corporation......................................................Indiana            100%
              Crossroads Mortgage, Inc...........................................................Tennessee            100%
              ENM, Inc...........................................................................Tennessee            100%
              MorEquity, Inc........................................................................Nevada            100%
                  Wilmington Finance, Inc.........................................................Delaware            100%
              Merit Life Insurance Co..............................................................Indiana            100%
              Yosemite Insurance Company...........................................................Indiana            100%
                  CommoLoCo, Inc...............................................................Puerto Rico            100%
              American General Financial Services of Alabama, Inc..................................Alabama            100%
              HSA Residential Mortgage Services of Texas, Inc.....................................Delaware            100%
         American General Investment Management Corporation.......................................Delaware            100%
         American General Realty Investment Corporation..............................................Texas            100%
         American General Assurance Company.......................................................Illinois            100%
                  American General Indemnity Company .............................................Illinois            100%
                  USLIFE Credit Life Insurance Company of Arizona..................................Arizona            100%
              Knickerbocker Corporation..............................................................Texas            100%
American Home Assurance Company...................................................................New York            100%
     AIG Hawaii Insurance Company, Inc..............................................................Hawaii            100%
         American Pacific Insurance Company, Inc....................................................Hawaii            100%

                               SUBSIDIARIES OF AIG

                                                                                                              % of Voting
                                                                                                               Securities
                                                                                                                 Owned by
                                                                                           Jurisdiction of            its
                                                                                             Incorporation      Immediate
                                                                                           or Organization      Parent(2)
                                                                                           ---------------    ------------
     American International Insurance Company.....................................................New York            100%
         American International Insurance Company of California, Inc............................California            100%
         American International Insurance Company of New Jersey.................................New Jersey            100%
         Minnesota Insurance Company.............................................................Minnesota            100%
         American International Realty Corp.......................................................Delaware           31.5% (13)
         Pine Street Real Estate Holdings Corp...............................................New Hampshire          31.47% (13)
         Transatlantic Holdings, Inc..............................................................Delaware          33.61% (14)
              Transatlantic Reinsurance Company...................................................New York            100%
                  Putnam Reinsurance Company......................................................New York            100%
                  Trans Re Zurich..............................................................Switzerland            100%
American International Insurance Company of Delaware..............................................Delaware            100%
American International Life Assurance Company of New York.........................................New York          77.52% (15)
American International Reinsurance Company, Ltd....................................................Bermuda            100%
     AIG Edison Life Insurance Company...............................................................Japan             90% (16)
     American International Assurance Company, Limited...........................................Hong Kong            100%
         American International Assurance Company (Australia) Limited............................Australia            100%
     American International Assurance Company (Bermuda) Limited....................................Bermuda            100%
         American International Assurance Co. (Vietnam) Limited....................................Vietnam            100%
         Tata AIG Life Insurance Company Limited.....................................................India             26%
     Nan Shan Life Insurance Company, Ltd...........................................................Taiwan             95%
American International Underwriters Corporation...................................................New York            100%
American International Underwriters Overseas, Ltd..................................................Bermuda            100%
     AIG Europe (Ireland) Limited..................................................................Ireland            100%
     AIG Europe (U.K.) Limited. ...................................................................England            100%
     AIG Brasil Companhia de Seguros................................................................Brazil             50%
     Universal Insurance Co., Ltd.................................................................Thailand            100%
     La Seguridad de Centroamerica, Compania de Seguros S.A......................................Guatemala            100%
     American International Insurance Company of Puerto Rico...................................Puerto Rico            100%
     A.I.G. Colombia Seguros Generales S.A........................................................Colombia            100%
     American International Underwriters GmBH......................................................Germany            100%
     Underwriters Adjustment Company, Inc...........................................................Panama            100%
     American Life Insurance Company..............................................................Delaware            100%
         AIG Life (Bulgaria) Z.D. A.D.............................................................Bulgaria            100%
         ALICO, S.A   ..............................................................................France            100%
         American Life Insurance Company (Kenya) Limited.............................................Kenya          66.67%
         Pharaonic American Life Insurance Company...................................................Egypt          71.63%
     AIG Life Insurance Company (Switzerland) Ltd..............................................Switzerland            100%
     American Security Life Insurance Company, Ltd............................................Lichtenstein            100%
     Birmingham Fire Insurance Company of Pennsylvania........................................Pennsylvania            100%
     China America Insurance Company, Ltd.........................................................Delaware             50%
     Commerce and Industry Insurance Company......................................................New York            100%
     Commerce and Industry Insurance Company of Canada.............................................Ontario            100%
     Delaware American Life Insurance Company.....................................................Delaware            100%
     Hawaii Insurance Consultants, Ltd..............................................................Hawaii            100%

                               SUBSIDIARIES OF AIG

                                                                                                              % of Voting
                                                                                                               Securities
                                                                                                                 Owned by
                                                                                           Jurisdiction of            its
                                                                                             Incorporation      Immediate
                                                                                           or Organization      Parent(2)
                                                                                           ---------------    ------------
     HSB Group, Inc.  ............................................................................Delaware            100%
         The Hartford Steam Boiler Inspection and Insurance Company............................Connecticut            100%
              The Allen Insurance Company, Ltd.....................................................Bermuda            100%
              The Hartford Steam Boiler Inspection and Insurance Company of Connecticut........Connecticut            100%
              HSB Engineering Insurance Limited....................................................England            100%
                  The Boiler Inspection and Insurance Company of Canada.............................Canada            100%
     The Insurance Company of the State of Pennsylvania.......................................Pennsylvania            100%
     Landmark Insurance Company.................................................................California            100%
     Mt. Mansfield Company, Inc....................................................................Vermont            100%
National Union Fire Insurance Company of Pittsburgh, Pa.......................................Pennsylvania            100%
     American International Specialty Lines Insurance Company.......................................Alaska             70% (17)
     Lexington Insurance Company..................................................................Delaware             70% (17)
         GE Property & Casualty Insurance Company.............................................Pennsylvania            100%
              GE Casualty Insurance Company...................................................Pennsylvania            100%
                  GE Indemnity Insurance Company..............................................Pennsylvania            100%
              GE Auto & Home Assurance Company................................................Pennsylvania            100%
              Bayside Casualty Insurance Company................................................New Jersey            100%
         JI Accident & Fire Insurance Co. Ltd........................................................Japan             50%
     National Union Fire Insurance Company of Louisiana..........................................Louisiana            100%
     National Union Fire Insurance Company of Vermont..............................................Vermont            100%
     21st Century Insurance Group...............................................................California          33.03% (18)
         21st Century Insurance Company.........................................................California            100%
         21st Century Casualty Company..........................................................California            100%
         21st Century Insurance Company of Arizona.................................................Arizona            100%
     Starr Excess Liability Insurance Company, Ltd................................................Delaware            100%
         Starr Excess Liability Insurance International Ltd........................................Ireland            100%
NHIG Holding Corp.................................................................................Delaware            100%
     Audubon Insurance Company...................................................................Louisiana            100%
         Audubon Indemnity Company.............................................................Mississippi            100%
         Agency Management Corporation...........................................................Louisiana            100%
              The Gulf Agency, Inc.................................................................Alabama            100%
     New Hampshire Insurance Company..........................................................Pennsylvania            100%
         AIG Europe, S.A............................................................................France                 (19)
         AI Network Corporation...................................................................Delaware            100%
         American International Pacific Insurance Company.........................................Colorado            100%
         American International South Insurance Company.......................................Pennsylvania            100%
         Granite State Insurance Company......................................................Pennsylvania            100%
         New Hampshire Indemnity Company, Inc.................................................Pennsylvania            100%
         AIG National Insurance Company, Inc......................................................New York            100%
         Illinois National Insurance Co...........................................................Illinois            100%
         New Hampshire Insurance Services, Inc...............................................New Hampshire            100%
     AIG Star Life Insurance Co., Ltd................................................................Japan            100%
Pharaonic Insurance Company, S.A.E...................................................................Egypt          89.98%
The Philippine American Life and General Insurance Company.....................................Philippines          99.78%

                               SUBSIDIARIES OF AIG

                                                                                                              % of Voting
                                                                                                               Securities
                                                                                                                 Owned by
                                                                                           Jurisdiction of            its
                                                                                             Incorporation      Immediate
                                                                                           or Organization      Parent(2)
                                                                                           ---------------    ------------
     Pacific Union Assurance Company............................................................California            100%
     Philam Equitable Life Assurance Company, Inc..............................................Philippines          95.31%
     The Philippine American General Insurance Company, Inc....................................Philippines            100%
         Philam Insurance Company, Inc.........................................................Philippines            100%
Risk Specialist Companies, Inc....................................................................Delaware            100%
United Guaranty Corporation.................................................................North Carolina          36.3l% (20)
     United Guaranty Insurance Company......................................................North Carolina            100%
     United Guaranty Mortgage Insurance Company.............................................North Carolina            100%
     United Guaranty Mortgage Insurance Company of North Carolina...........................North Carolina            100%
     United Guaranty Partners Insurance Company....................................................Vermont             80%
     United Guaranty Residential Insurance Company of North Carolina........................North Carolina            100%
     United Guaranty Residential Insurance Company..........................................North Carolina          75.03% (21)
         United Guaranty Commercial Insurance Company of North Carolina.....................North Carolina            100%
         United Guaranty Mortgage Indemnity Company.........................................North Carolina            100%
         United Guaranty Credit Insurance Company...........................................North Carolina            100%
     United Guaranty Services, Inc..........................................................North Carolina            100%

----------
(1) All subsidiaries listed are consolidated in the financial statements of AIG filed in its Form 10-K in 2004, SEC file number 001-08787. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)     Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 11.9 percent by Starr International Company, Inc., 1.8 percent by C. V. Starr & Co., Inc. and
        2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)     Also owned 10 percent by AIG Matched Funding Corp.
(6)     Also owned 21 percent by Commerce and Industry Insurance Company.
(7)     Formerly known as AIG SunAmerica Inc.
(8)     Also owned 30 percent by AIG Retirement Services. Inc.
(9)     Formerly known as Anchor National Life Insurance Company.
(10) Also owned 8 percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and 8 percent by Birmingham Fire Insurance Company of Pennsylvania.
(11)    Indirect wholly-owned subsidiary.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13)    Also owned by 11 other AIG subsidiaries.
(14)    Also owned 26.06 percent by AIG.
(15)    Also owned 22.48 percent by American Home Assurance Company.
(16)    Also owned 10 percent by a subsidiary of American Life Insurance
        Company.
(17) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and 10 percent by Birmingham Fire Insurance Company of Pennsylvania.
(18) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(19)    100 percent to be held with other AIG companies.

(20) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
        0.86 percent by The Insurance Company of the State of Pennsylvania.
(21) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

Item 29. Indemnification

The United States Life Insurance Company in the City of New York's Bylaws provide in Article X for indemnification of directors, officers and employees of the Company.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for The United States Life Insurance Company in the City of New York Separate Account USL VA-R, which offers interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of The United States Life Insurance Company in the City of New York affiliates.

(b)     Management.

Name and Principal          Positions and Offices with Underwriter
Business Address            American General Equity Services Corporation
--------------------------- ----------------------------------------------------
Rodney O. Martin, Jr.       Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Name and Principal          Positions and Offices with Underwriter
Business Address            American General Equity Services Corporation
--------------------------- ----------------------------------------------------
Mark R. McGuire             Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Ernest T. Patrikis          Director
70 Pine Street
New York, NY 10270

Gary D. Reddick             Director
2929 Allen Parkway
Houston, TX 77019

Richard J. Miller           President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.      Vice President
2727-A Allen Parkway
Houston, TX 77019

Lucille S. Martinez         Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson          Vice President, Chief Compliance Officer and
2727 Allen Parkway          Anti-Money Laundering Compliance Officer
Houston, TX 77019

Elizabeth M. Tuck           Secretary
70 Pine Street
New York, NY 10270

Edward F. Andrzejewski      Tax Officer
70 Pine Street
New York, NY 10270

Amy M. Cinquegrana          Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Name and Principal          Positions and Offices with Underwriter
Business Address            American General Equity Services Corporation
--------------------------- ----------------------------------------------------
Lauren W. Jones             Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

David M. Robinson           Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming             Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore            Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

T. Clay Spires              Assistant Tax Officer
2727-A Allen Parkway
Houston, TX 77019

(c)     Compensation From the Registrant.

Name of Principal Underwriter  Net Underwriting    Compensation on Events     Brokerage          Other Compensation
                               Discounts and       Occasioning the            Commissions
                               Commissions         Deduction of a Deferred
                                                   Sales Load
------------------------------ ------------------- -------------------------- ------------------ -------------------
American General Equity                0                       0                      0                  0
Services Corporation

Item 31. Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at 830 Third Avenue, New York, New York 10022, The United States Life Insurance Company in the City of New York's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713 or the Houston office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

Item 32. Management Services Not applicable.

Item 33. Fee Representation

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

                               POWERS OF ATTORNEY

     Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 29th day of April, 2005.


                                      THE UNITED STATES LIFE INSURANCE
                                      COMPANY IN THE CITY OF NEW YORK
                                      SEPARATE ACCOUNT USL VL-R
                                      (Registrant)

                                BY:   THE UNITED STATES LIFE INSURANCE
                                      COMPANY IN THE CITY OF NEW YORK
                                      (On behalf of the Registrant and itself)



                                BY:   ROBERT F. HERBERT, JR.
                                      ----------------------
                                      ROBERT F. HERBERT, JR.
                                      SENIOR VICE PRESIDENT

[SEAL]




ATTEST:  LAUREN W. JONES
         --------------------
         LAUREN W. JONES
         ASSISTANT SECRETARY

     Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                          Title                                   Date
-----------------------   --------------------------   -------------------------


RODNEY O. MARTIN, JR.        Director and Chairman     April 29, 2005
-----------------------
RODNEY O. MARTIN, JR.


DAVID J. DIETZ               Director, President and   April 29, 2005
-----------------------      Chief Executive Officer
DAVID J. DIETZ


CHRISTOPHER J. SWIFT         Director and Chief        April 29, 2005
-----------------------      Financial Officer
CHRISTOPHER J. SWIFT


M. BERNARD AIDINOFF          Director                  April 29, 2005
-----------------------
M. BERNARD AIDINOFF


MARION E. FAJEN              Director                  April 29, 2005
-----------------------
MARION E. FAJEN


PATRICK J. FOLEY             Director                  April 29, 2005
-----------------------
PATRICK J. FOLEY


CECIL C. GAMWELL III         Director                  April 29, 2005
-----------------------
CECIL C. GAMWELL III


STEPHEN A. GOLD              Director                  April 29, 2005
-----------------------
STEPHEN A. GOLD

Signature                    Title                                   Date
-----------------------   --------------------------   ------------------------

JACK R. HARNES               Director                  April 29, 2005
-----------------------
JACK R. HARNES


DAVID L. HERZOG              Director                  April 29, 2005
-----------------------
DAVID L. HERZOG


JOHN I. HOWELL               Director                  April 29, 2005
-----------------------
JOHN I. HOWELL


DONALD P. KANAK, JR.         Director                  April 29, 2005
-----------------------
DONALD P. KANAK, JR.


ERNEST T. PATRIKIS           Director                  April 29, 2005
-----------------------
ERNEST T. PATRIKIS


GARY D. REDDICK              Director                  April 29, 2005
-----------------------
GARY D. REDDICK


MARTIN J. SULLIVAN           Director                  April 29, 2005
-----------------------
MARTIN J. SULLIVAN



JAMES W. WEAKLEY             Director                  April 29, 2005
-----------------------
JAMES W. WEAKLEY

                                  EXHIBIT INDEX


Item 26. Exhibits

     (n)(1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.


                                       E-1